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                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                               Dated June 25, 2002

                             -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 2002-6

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                                TABLE OF CONTENTS

                                                                            Page

PRELIMINARY STATEMENT..........................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01     Defined Terms.................................................
Section 1.02     Interest Calculations.........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01     Conveyance of Mortgage Loans..................................
Section 2.02     Acceptance by the Trustee of the Mortgage Loans...............
Section 2.03     Representations, Warranties and Covenants of the Servicer.....
Section 2.04     Representations and Warranties of the Depositor as to the
                  Mortgage Loans ..............................................
Section 2.05     Designation of Interests in the REMICs........................
Section 2.06     Designation of Start-up Day...................................
Section 2.07     REMIC Certificate Maturity Date...............................
Section 2.08     Execution and Delivery of Certificates........................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01     Servicer to Service Mortgage Loans............................
Section 3.02     Subservicing; Enforcement of the Obligations of Servicer......
Section 3.03     Fidelity Bond; Errors and Omissions Insurance.................
Section 3.04     Access to Certain Documentation...............................
Section 3.05     Maintenance of Primary Insurance Policy; Claims...............
Section 3.06     Rights of the Depositor and the Trustee in Respect of
                  the Servicer ................................................
Section 3.07     Trustee to Act as Servicer....................................
Section 3.08     Collection of Mortgage Loan Payments; Servicer Custodial
                  Account; Certificate Accounts and Upper-Tier Certificate
                  Account .....................................................
Section 3.09     Collection of Taxes, Assessments and Similar Items;
                  Escrow Accounts .............................................
Section 3.10     Access to Certain Documentation and Information
                  Regarding the Mortgage Loans ................................
Section 3.11     Permitted Withdrawals from the Servicer Custodial Account;
                  Certificate Accounts and Upper-Tier Certificate Account......
Section 3.12     Maintenance of Hazard Insurance...............................
Section 3.13     Enforcement of Due-On-Sale Clauses; Assumption Agreements.....
Section 3.14     Realization Upon Defaulted Mortgage Loans; REO Property.......
Section 3.15     Trustee to Cooperate; Release of Mortgage Files...............
Section 3.16     Documents, Records and Funds in Possession of the
                  Servicer to be Held for the Trustee .........................

Section 3.17     Servicing Compensation........................................
Section 3.18     Annual Statement as to Compliance.............................
Section 3.19     Annual Independent Public Accountants' Servicing Statement;
                  Financial Statements ........................................
Section 3.20     Advances......................................................
Section 3.21     Modifications, Waivers, Amendments and Consents...............
Section 3.22     Reports to the Securities and Exchange Commission.............


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01     Servicer's Certificate........................................


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01     Distributions.................................................
Section 5.02     Priorities of Distributions...................................
Section 5.03     Allocation of Losses..........................................
Section 5.04     Statements to Certificateholders..............................
Section 5.05     Tax Returns and Reports to Certificateholders.................
Section 5.06     Tax Matters Person............................................
Section 5.07     Rights of the Tax Matters Person in Respect of the Trustee....
Section 5.08     REMIC Related Covenants.......................................
Section 5.09     Determination of LIBOR........................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01     The Certificates..............................................
Section 6.02     Registration of Transfer and Exchange of Certificates.........
Section 6.03     Mutilated, Destroyed, Lost or Stolen Certificates.............
Section 6.04     Persons Deemed Owners.........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01     Respective Liabilities of the Depositor and the Servicer......
Section 7.02     Merger or Consolidation of the Depositor or the Servicer......
Section 7.03     Limitation on Liability of the Depositor, the Servicer
                  and Others ..................................................
Section 7.04     Depositor and Servicer Not to Resign..........................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01     Events of Default.............................................
Section 8.02     Remedies of Trustee...........................................
Section 8.03     Directions by Certificateholders and Duties of Trustee
                  During Event of Default .....................................
Section 8.04     Action upon Certain Failures of the Servicer and
                  upon Event of Default .......................................
Section 8.05     Trustee to Act; Appointment of Successor......................
Section 8.06     Notification to Certificateholders............................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01     Duties of Trustee.............................................
Section 9.02     Certain Matters Affecting the Trustee.........................
Section 9.03     Trustee Not Liable for Certificates or Mortgage Loans.........
Section 9.04     Trustee May Own Certificates..................................
Section 9.05     Eligibility Requirements for Trustee..........................
Section 9.06     Resignation and Removal of Trustee............................
Section 9.07     Successor Trustee.............................................
Section 9.08     Merger or Consolidation of Trustee............................
Section 9.09     Appointment of Co-Trustee or Separate Trustee.................
Section 9.10     Authenticating Agents.........................................
Section 9.11     Trustee's Fees and Expenses...................................
Section 9.12     Appointment of Custodian......................................
Section 9.13     Paying Agents.................................................
Section 9.14     Limitation of Liability.......................................
Section 9.15     Trustee May Enforce Claims Without Possession of Certificates.
Section 9.16     Suits for Enforcement.........................................
Section 9.17     Waiver of Bond Requirement....................................
Section 9.18     Waiver of Inventory, Accounting and Appraisal Requirement.....


                                    ARTICLE X

                                   TERMINATION

Section 10.01    Termination upon Purchase by the Depositor or
                  Liquidation of All Mortgage Loans ...........................

Section 10.02    Additional Termination Requirements...........................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01    Amendment.....................................................
Section 11.02    Recordation of Agreement......................................
Section 11.03    Limitation on Rights of Certificateholders....................
Section 11.04    Governing Law.................................................
Section 11.05    Notices.......................................................
Section 11.06    Severability of Provisions....................................
Section 11.07    Certificates Nonassessable and Fully Paid.....................
Section 11.08    Access to List of Certificateholders..........................
Section 11.09    Recharacterization............................................

EXHIBITS

Exhibit A-1-A-1       -      Form of Face of Class 1-A-1 Certificate
Exhibit A-1-A-2       -      Form of Face of Class 1-A-2 Certificate
Exhibit A-1-A-3       -      Form of Face of Class 1-A-3 Certificate
Exhibit A-1-A-4       -      Form of Face of Class 1-A-4 Certificate
Exhibit A-1-A-5       -      Form of Face of Class 1-A-5 Certificate
Exhibit A-1-A-6       -      Form of Face of Class 1-A-6 Certificate
Exhibit A-1-A-7       -      Form of Face of Class 1-A-7 Certificate
Exhibit A-1-A-8       -      Form of Face of Class 1-A-8 Certificate
Exhibit A-1-A-9       -      Form of Face of Class 1-A-9 Certificate
Exhibit A-1-A-10      -      Form of Face of Class 1-A-10 Certificate
Exhibit A-1-A-11      -      Form of Face of Class 1-A-11 Certificate
Exhibit A-1-A-12      -      Form of Face of Class 1-A-12 Certificate
Exhibit A-1-A-13      -      Form of Face of Class 1-A-13 Certificate
Exhibit A-1-A-14      -      Form of Face of Class 1-A-14 Certificate
Exhibit A-1-A-15      -      Form of Face of Class 1-A-15 Certificate
Exhibit A-1-A-16      -      Form of Face of Class 1-A-16 Certificate
Exhibit A-1-A-17      -      Form of Face of Class 1-A-17 Certificate
Exhibit A-1-A-18      -      Form of Face of Class 1-A-18 Certificate
Exhibit A-1-A-19      -      Form of Face of Class 1-A-19 Certificate
Exhibit A-1-A-20      -      Form of Face of Class 1-A-20 Certificate
Exhibit A-1-A-21      -      Form of Face of Class 1-A-21 Certificate
Exhibit A-1-A-22      -      Form of Face of Class 1-A-22 Certificate
Exhibit A-1-A-23      -      Form of Face of Class 1-A-23 Certificate
Exhibit A-1-A-24      -      Form of Face of Class 1-A-24 Certificate
Exhibit A-1-A-25      -      Form of Face of Class 1-A-25 Certificate
Exhibit A-1-A-26      -      Form of Face of Class 1-A-26 Certificate
Exhibit A-1-A-27      -      Form of Face of Class 1-A-27 Certificate
Exhibit A-1-A-28      -      Form of Face of Class 1-A-28 Certificate
Exhibit A-1-A-29      -      Form of Face of Class 1-A-29 Certificate
Exhibit A-1-A-30      -      Form of Face of Class 1-A-30 Certificate
Exhibit A-1-A-31      -      Form of Face of Class 1-A-31 Certificate
Exhibit A-1-A-32      -      Form of Face of Class 1-A-32 Certificate
Exhibit A-1-A-33      -      Form of Face of Class 1-A-33 Certificate
Exhibit A-1-A-34      -      Form of Face of Class 1-A-34 Certificate
Exhibit A-1-A-35      -      Form of Face of Class 1-A-35 Certificate
Exhibit A-1-A-36      -      Form of Face of Class 1-A-36 Certificate
Exhibit A-1-A-37      -      Form of Face of Class 1-A-37 Certificate
Exhibit A-1-A-R       -      Form of Face of Class 1-A-R Certificate
Exhibit A-1-A-LR      -      Form of Face of Class 1-A-LR Certificate
Exhibit A-1-A-WIO     -      Form of Face of Class 1-A-WIO Certificate
Exhibit A-2-A-1       -      Form of Face of Class 2-A-1 Certificate
Exhibit A-2-A-WIO     -      Form of Face of Class 2-A-WIO Certificate
Exhibit A-A-PO -             Form of Face of Class A-PO Certificate
Exhibit B-1-B-1       -      Form of Face of Class 1-B-1 Certificate
Exhibit B-1-B-2       -      Form of Face of Class 1-B-2 Certificate
Exhibit B-1-B-3       -      Form of Face of Class 1-B-3 Certificate
Exhibit B-1-B-4       -      Form of Face of Class 1-B-4 Certificate
Exhibit B-1-B-5       -      Form of Face of Class 1-B-5 Certificate
Exhibit B-1-B-6       -      Form of Face of Class 1-B-6 Certificate
Exhibit B-2-B-1       -      Form of Face of Class 2-B-1 Certificate
Exhibit B-2-B-2       -      Form of Face of Class 2-B-2 Certificate
Exhibit B-2-B-3       -      Form of Face of Class 2-B-3 Certificate
Exhibit B-2-B-4       -      Form of Face of Class 2-B-4 Certificate
Exhibit B-2-B-5       -      Form of Face of Class 2-B-5 Certificate
Exhibit B-2-B-6       -      Form of Face of Class 2-B-6 Certificate
Exhibit C         Form of Reverse of all Certificates..........................
Exhibit D-1       Mortgage Loan Schedule (Loan Group 1)........................
Exhibit D-2       Mortgage Loan Schedule (Loan Group 2)........................
Exhibit E         Request for Release of Documents.............................
Exhibit F         Form of Certification of Establishment of Account............
Exhibit G-1       Form of Transferor's Certificate.............................
Exhibit G-2A      Form 1 of Transferee's Certificate...........................
Exhibit G-2B      Form 2 of Transferee's Certificate...........................
Exhibit H         Form of Transferee Representation Letter
                  for ERISA Restricted Certificates............................
Exhibit I         Form of Affidavit Regarding Transfer of Residual Certificates
Exhibit J         Contents of Servicing File...................................
Exhibit K         Form of Special Servicing Agreement..........................
Exhibit L         List of Recordation States...................................
Exhibit M         Principal Balance Schedules .................................

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated June 25, 2002, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                         W I T N E S S E T H   T H A T:
                          - - - - - - - - - -   - - - -

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

         In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as two separate real estate mortgage investment conduits (the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively, and each, a "REMIC"). The Class A Certificates (other than the Class 1-A-R, Class 1-A-LR and Class A-PO Certificates) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the Upper-Tier REMIC. The Class 1-A-PO Component and Class 2-A-PO Component (together, the "Components") shall also constitute "regular interests" in the Upper-Tier REMIC. The Uncertificated Lower-Tier Interests shall constitute the "regular interests" in the Lower-Tier REMIC. The Class 1-A-R Certificate shall be the "residual interest" in the Upper-Tier REMIC and the Class 1-A-LR Certificate shall be the "residual interest" in the Lower-Tier REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

              The following table sets forth characteristics of the Certificates and the Components, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

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                                                                  Integral
                Initial Class                                     Multiples
                Certificate Balance Pass-Through Minimum          in Excess
Classes         or Notional Amount  Rate         Denomination     of Minimum
------------- --------------------- ------------ ---------------- --------------
Class 1-A-1         $35,000,000.00  6.500%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-2            $111,000.00  6.500%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-3          $8,601,000.00  6.500%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-4          $2,300,000.00  6.500%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-5          $1,575,000.00  6.500%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-6          $1,575,000.00  6.500%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-7          $1,075,000.00  6.500%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-8          $2,407,000.00  6.500%       $1,000           $1,000
------------- --------------------- ------------ ---------------- --------------
Class 1-A-9          $8,188,000.00  6.500%       $1,000           $1,000
------------- --------------------- ------------ ---------------- --------------
Class 1-A-10         $2,940,000.00  6.500%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-11         $1,800,000.00  7.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-12           $300,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-13           $300,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-14           $300,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-15           $300,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-16           $300,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-17           $300,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-18           $300,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-19           $300,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-20           $300,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-21           $300,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-22           $300,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-23           $300,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-24           $300,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-25           $300,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-26           $300,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-27           $300,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-28           $300,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-29           $300,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-30         $1,500,000.00  6.750%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-31         $1,500,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-32         $1,500,000.00  7.000%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-33         $3,000,000.00  6.250%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-34        $13,354,000.00  6.500%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-35       $198,415,200.00  6.000%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-36        $49,603,800.00      (1)      $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-37        $49,603,800.00      (2)      $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 1-A-R                 $50.00  6.500%       $50              N/A
------------- --------------------- ------------ ---------------- --------------
Class 1-A-LR                $50.00  6.500%       $50              N/A
------------- --------------------- ------------ ---------------- --------------
Class 1-A-WIO      $254,700,388.00      (3)      $10,000,000      $1
------------- --------------------- ------------ ---------------- --------------
Class 2-A-1         $73,983,000.00  6.000%       $1,000           $1
------------- --------------------- ------------ ---------------- --------------
Class 2-A-WIO       $71,284,199.00      (4)      $10,000,000      $1
------------- --------------------- ------------ ---------------- --------------
Class 1-B-1          $4,377,000.00  6.500%       $25,000          $1
------------- --------------------- ------------ ---------------- --------------
Class 1-B-2          $2,101,000.00  6.500%       $25,000          $1
------------- --------------------- ------------ ---------------- --------------
Class 1-B-3          $1,050,000.00  6.500%       $25,000          $1
------------- --------------------- ------------ ---------------- --------------
Class 1-B-4            $701,000.00  6.500%       $25,000          $1
------------- --------------------- ------------ ---------------- --------------
Class 1-B-5            $525,000.00  6.500%       $25,000          $1
------------- --------------------- ------------ ---------------- --------------
Class 1-B-6            $875,714.00  6.500%       $25,000          $1
------------- --------------------- ------------ ---------------- --------------
Class 2-B-1            $525,000.00  6.000%       $25,000          $1
------------- --------------------- ------------ ---------------- --------------
Class 2-B-2            $188,000.00  6.000%       $25,000          $1
------------- --------------------- ------------ ---------------- --------------
Class 2-B-3            $112,000.00  6.000%       $25,000          $1
------------- --------------------- ------------ ---------------- --------------
Class 2-B-4             $75,000.00  6.000%       $25,000          $1
------------- --------------------- ------------ ---------------- --------------
Class 2-B-5             $75,000.00  6.000%       $25,000          $1
------------- --------------------- ------------ ---------------- --------------
Class 2-B-6             $75,958.00  6.000%       $25,000          $1
------------- --------------------- ------------ ---------------- --------------
Class A-PO                   (5)        (6)      $25,000          $1
============= ===================== ============ ================ ==============
                                                                  Integral
                                                                  Multiples
              Initial Component     Pass-Through Minimum          In Excess
Components    Balance                  Rate      Denomination     Of Minimum
------------- --------------------- ------------ ---------------- --------------
Class 1-A-PO           $778,060.94      (6)      N/A              N/A
------------- --------------------- ------------ ---------------- --------------
Class 2-A-PO               $199.79      (6)      N/A              N/A
------------- --------------------- ------------ ---------------- --------------

(1) During the initial Interest Accrual Period, interest will accrue on the Class 1-A-36 Certificates at a rate of 2.39% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 1-A-36 Certificates at a per annum rate equal to (i) 0.55% plus (ii) LIBOR, subject to a minimum rate of 0.550% and a maximum rate of 8.500%.

(2) During the initial Interest Accrual Period, interest will accrue on the Class 1-A-37 Certificates at a rate of 6.11% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 1-A-37 Certificates at a per annum rate equal to (i) 7.95% minus (ii) LIBOR, subject to a minimum rate of 0.000% and a maximum rate of 7.95%.

(3) Interest will accrue on the Class 1-A-WIO Notional Amount as of any Distribution Date at a per annum rate equal to (i) the weighted average of the Net Mortgage Interest Rates of the Group 1 Premium Mortgage Loans (based on the Stated Principal Balance of the Group 1 Premium Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date minus (ii) 6.500%.

(4) Interest will accrue on the Class 2-A-WIO Notional Amount as of any Distribution Date at a per annum rate equal to (i) the weighted average of the Net Mortgage Interest Rates of the Group 2 Premium Mortgage Loans (based on the Stated Principal Balance of the Group 2 Premium Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date minus (ii) 6.000%.

(5) The Class A-PO Certificates will be deemed for purposes of the distribution of principal to consist of two components (the "Class A-PO Components") described in the table. The Components are not severable.

(6) The Class 1-A-PO and Class 2-A-PO Components will be Principal Only Components and will not bear interest.

                                   ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act: The Securities Act of 1933, as amended.

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance or Notional Amount.

            Adjusted Pool Amount: With respect to any Distribution Date and Loan Group, the Cut-Off Date Pool Principal Balance of the Mortgage Loans in such Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates of the Related Group on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans in such Loan Group from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date and Loan Group, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans of such Loan Group: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates of the Related Group on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance: A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date and Loan Group, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made on the Mortgage Loans in such Loan Group in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments on the Mortgage Loans in such Loan Group in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents: As defined in Section 9.10.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of Kentucky, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-6 that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Accounts for each Group created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-6." Funds in the related Certificate Account shall be held in trust for the Holders of the Certificates of such Group for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14,
Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25,
Class 1-A-26, Class 1-A-27, Class 1-A-28, Class 1-A-29, Class 1-A-30, Class 1-A-31, Class 1-A-32, Class 1-A-33, Class 1-A-34, Class 1-A-35, Class 1-A-36,
Class 1-A-37, Class 1-A-R, Class 1-A-LR, Class 1-A-WIO, Class 2-A-1, Class 2-A-WIO, Class A-PO, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates, as the case may be.

            Class 1-A-37 Notional Amount: As to any Distribution Date and the Class 1-A-37 Certificates, the Class Certificate Balance of the Class 1-A-36 Certificates.

            Class 1-A-WIO Notional Amount: As to any Distribution Date and the Class 1-A-WIO Certificates, the aggregate Stated Principal Balances of the Group 1 Premium Mortgage Loans on the Due Date in the month preceding the month of such Distribution.

            Class 2-A-WIO Notional Amount: As to any Distribution Date and the Class 2-A-WIO Certificates, the aggregate Stated Principal Balances of the Group 2 Premium Mortgage Loans on the Due Date in the month preceding the month of such Distribution.

            Class A Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20,
Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25, Class 1-A-26, Class 1-A-27, Class 1-A-28, Class 1-A-29, Class 1-A-30, Class 1-A-31,
Class 1-A-32, Class 1-A-33, Class 1-A-34, Class 1-A-35, Class 1-A-36, Class 1-A-37, Class 1-A-R, Class 1-A-LR, Class 1-A-WIO, Class 2-A-1, Class 2-A-WIO and Class A-PO Certificates.

            Class A-PO Component: Any of the Class 1-A-PO Component or Class 2-A-PO Component.

            Class A-PO Deferred Amount: As to any Distribution Date and each Class A-PO Component prior to the applicable Senior Credit Support Depletion Date, the aggregate of the applicable PO Percentage of each Realized Loss on the Mortgage Loans in the Related Loan Group to be allocated to the Class A-PO Component of the Related Group on such Distribution Date or previously allocated to such Class A-PO Component and not yet paid with respect to such Class A-PO Component pursuant to Section 5.02(a)(iii) and any amounts (without duplication) by which the Component Balance of such Class A-PO Component is reduced as a result of Section 5.03(b).

            Class B Certificates: The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.

            Class Certificate Balance: With respect to any Class (other than the Class A-PO, Class 1-A-37, Class 1-A-WIO and Class 2-A-WIO Certificates) and any date of determination, the Initial Class Certificate Balance of such Class minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b). The Class 1-A-37, Class 1-A-WIO and Class 2-A-WIO Certificates are Interest-Only Certificates and have no Class Certificate Balance. The Class Certificate Balance of the Class A-PO Certificates as of any date of determination shall equal the sum of the Component Balances of the Class A-PO Components.

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date: June 25, 2002.

            Code: The Internal Revenue Code of 1986, as amended.

            Compensating Interest: As defined in Section 3.17.

            Component: As defined in the Preliminary Statement.

            Component Balance: With respect to any Component and any date of determination, the Initial Component Balance of such Component minus the sum of
(i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Component Balance previously allocated thereto pursuant to Section 5.03(b).

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 5 Penn Plaza, 16th Floor, New York, New York 10001, Attention: Corporate Trust - MBS (Fax: (212) 328-7620).

            Corresponding Upper-Tier Class, Classes Component or Components: As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class, Classes Component or Components, as follows:

                                            Corresponding Upper-Tier Class,
Uncertificated Lower-Tier Interest          Classes or Component or Components
----------------------------------          ----------------------------------
Class 1-A-L1 Interest                       Class 1-A-1 Certificates, Class 1-A-2 Certificates,
                                            Class 1-A-3 Certificates, Class 1-A-4 Certificates,
                                            Class 1-A-5 Certificates, Class 1-A-6 Certificates,
                                            Class 1-A-7 Certificates, Class 1-A-8 Certificates,
                                            Class 1-A-9 Certificates, Class 1-A-10 Certificates
                                            and Class 1-A-34 Certificates
Class 1-A-L11 Interest                      Class 1-A-11 Certificates

Class 1-A-L12 Interest                      Class 1-A-12 Certificates, Class 1-A-13
                                            Certificates, Class 1-A-14 Certificates, Class
                                            1-A-15 Certificates, Class 1-A-16 Certificates,
                                            Class 1-A-17 Certificates, Class 1-A-18
                                            Certificates, Class 1-A-19 Certificates, Class
                                            1-A-20 Certificates, Class 1-A-21 Certificates,
                                            Class 1-A-22 Certificates, Class 1-A-23
                                            Certificates, Class 1-A-24 Certificates, Class
                                            1-A-25 Certificates, Class 1-A-26 Certificates,
                                            Class 1-A-27 Certificates, Class 1-A-28
                                            Certificates and Class 1-A-29 Certificates

Class 1-A-L30 Interest                      Class 1-A-30 Certificates and Class 1-A-31
                                            Certificates

Class 1-A-L32 Interest                      Class 1-A-32 Certificates and Class 1-A-33
                                            Certificates

Class 1-A-L35 Interest                      Class 1-A-35 Certificates, Class 1-A-36
                                            Certificates and Class 1-A-37 Certificates

Class 1-A-LUR Interest                      Class 1-A-R Certificate

Class 1-A-LPO Interest                      Class 1-A-PO Component

Class 1-A-LWIO Interest                     Class 1-A-WIO Certificates

Class 2-A-L1 Interest.                      Class 2-A-1 Certificates

Class 2-A-LPO Interest                      Class 2-A-PO Component

Class 2-A-LWIO Interest                     Class 2-A-WIO Certificates

Class 1-B-L1 Interest                       Class 1-B-1 Certificates

Class 1-B-L2 Interest                       Class 1-B-2 Certificates

Class 1-B-L3 Interest                       Class 1-B-3 Certificates

Class 1-B-L4 Interest                       Class 1-B-4 Certificates

Class 1-B-L5 Interest                       Class 1-B-5 Certificates

Class 1-B-L6 Interest                       Class 1-B-6 Certificates

Class 2-B-L1 Interest                       Class 2-B-1 Certificates

Class 2-B-L2 Interest                       Class 2-B-2 Certificates

Class 2-B-L3 Interest                       Class 2-B-3 Certificates

Class 2-B-L4 Interest                       Class 2-B-4 Certificates

Class 2-B-L5 Interest                       Class 2-B-5 Certificates

Class 2-B-L6 Interest                       Class 2-B-6 Certificates

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date: June 1, 2002.

            Cut-Off Date Pool Principal Balance: For each Loan Group the aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans in such Loan Group which is $350,163,549.56 for Loan Group 1 and $75,044,798.55 for Loan Group 2.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates: As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Discount Mortgage Loan: Any Group 1 Discount Mortgage Loan or Group 2 Discount Mortgage Loan.

            Distribution Date: The 25th day of each month beginning in July 2002 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 or Class 2-B-6 Certificate.

            Escrow Account: As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default: As defined in Section 8.01.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch: Fitch Ratings, or any successor thereto.

            FNMA: Fannie Mae, or any successor thereto.

            Fractional Interest: As defined in Section 5.02(d).

            Group: Either of Group 1 or Group 2.

            Group 1: The Group 1-A Certificates, the Class 1-A-PO Component and Group 1-B Certificates.

            Group 1 Discount Mortgage Loan: A Group 1 Mortgage Loan with a Net Mortgage Interest Rate that is less than 6.500% per annum.

            Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

            Group 1 Premium Mortgage Loan: A Group 1 Mortgage Loan with a Net Mortgage Interest Rate that is equal to or greater than 6.500% per annum.

            Group 2: The Group 2-A Certificates, the Class 2-A-PO Component and the Group 2-B Certificates.

            Group 2 Discount Mortgage Loan: A Group 2 Mortgage Loan with a Net Mortgage Interest Rate that is less than 6.000% per annum.

            Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

            Group 2 Premium Mortgage Loan: A Group 2 Mortgage Loan with a Net Mortgage Interest Rate that is equal to or greater than 6.000% per annum.

            Group 1-A Certificates: Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15,
Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25, Class 1-A-26,
Class 1-A-27, Class 1-A-28, Class 1-A-29, Class 1-A-30, Class 1-A-31, Class 1-A-32, Class 1-A-33, Class 1-A-34, Class 1-A-35, Class 1-A-36, Class 1-A-37,
Class 1-A-R, Class 1-A-LR and Class 1-A-WIO Certificates.

            Group 2-A Certificates: Class 2-A-1 and Class 2-A-WIO Certificates.

            Group 1-B Certificates: Any of the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 or Class 1-B-6 Certificates.

            Group 2-B Certificates: Any of the Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 or Class 2-B-6 Certificates.

            Holder: A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            Initial Class Certificate Balance: As to each Class of Certificates (other than the Class 1-A-37, Class 1-A-WIO and Class 2-A-WIO Certificates), the Class Certificate Balance set forth in the Preliminary Statement. The Class 1-A-37, Class 1-A-WIO and Class 2-A-WIO Certificates are Interest-Only Certificates and have no Initial Class Certificate Balance.

            Initial Component Balance: As to each Component, the Component Balance set forth in the Preliminary Statement.

            Initial Notional Amount: As to each Class of Interest-Only Certificates, the Notional Amount set forth in the Preliminary Statement.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class 1-A-36, Class 1-A-37 and Class A-PO Certificates), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date. As to any Distribution Date and the Class 1-A-36 and Class 1-A-37 Certificates, the period from and including the 25th day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the 24th day of the calendar month in which such Distribution Date occurs.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Interest-Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class 1-A-37, Class 1-A-WIO and Class 2-A-WIO Certificates are the only Classes of Interest-Only Certificates.

            Interest Settlement Rate: As defined in Section 5.09.

            LIBOR: As to any Distribution Date, the arithmetic mean of the London Interbank offered rate quotations for one-month U.S. Dollar deposits, as determined by the Trustee in accordance with Section 5.09.

            LIBOR Business Day: Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England, the City of New York and the State where the Corporate Trust Office is located.

            LIBOR Certificates: Any of the Class 1-A-36 and Class 1-A-37 Certificates.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Loan Group: Either of Loan Group 1 or Loan Group 2.

            Loan Group 1: The Group 1 Mortgage Loans.

            Loan Group 2: The Group 2 Mortgage Loans.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            Lower-Tier Distribution Amount: As defined in Section 5.02(a).

            Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Accounts, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            MERS: As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Moody's: Moody's Investors Service, Inc., or any successor thereto.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated June 25, 2002, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1 and Exhibit D-2, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; and (xv) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 6.500% for each Group 1 Discount Mortgage Loan and 6.000% for each Group 2 Discount Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

            Non-PO Principal Amount: As to any Distribution Date and Loan Group, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date and Loan Group, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls for such Loan Group exceeds Compensating Interest for such Loan Group for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Notional Amount: With respect to: (i) the Class 1-A-37 Certificates and any date of determination, the Class 1-A-37 Notional Amount, (ii) the Class 1-A-WIO Certificates and any date of determination, the Class 1-A-WIO Notional Amount and (iii) the Class 2-A-WIO Certificates and any date of determination, the Class 2-A-WIO Notional Amount.

            Offered Certificates: The Class A, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2 and Class 2-B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as two separate REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                            Class 1-B-1                  1.50%
                            Class 1-B-2                  0.90%
                            Class 1-B-3                  0.60%
                            Class 1-B-4                  0.40%
                            Class 1-B-5                  0.25%
                            Class 1-B-6                  0.00%
                            Class 2-B-1                  0.70%
                            Class 2-B-2                  0.45%
                            Class 2-B-3                  0.30%
                            Class 2-B-4                  0.20%
                            Class 2-B-5                  0.10%
                            Class 2-B-6                  0.00%

            Original Subordinate Certificate Balance: $9,629,714.00 for Group 1 and $1,050,958.00 for Group 2.

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections
2.02 or 2.04.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate set forth in the Preliminary Statement.

            Paying Agent: As defined in Section 9.13.

            Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate (or the initial notional amount for a Class 1-A-37, Class 1-A-WIO or Class 2-A-WIO Certificate) by the Initial Class Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Permitted Investments: One or more of the following:

            (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P-1" by Moody's and "F-1" by Fitch;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P-1" by Moody's and "F-1" by Fitch;

            (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-1" by Moody's and "F-1" by Fitch;

            (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated "Aaa" by Moody's and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

            (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as two separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class 1-A-R, Class 1-A-LR, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.

            Plan: As defined in Section 6.02(e).

            PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            PO Principal Amount: As to any Distribution Date and Loan Group, the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan in such Loan Group on the related Due Date,
(b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

            Pool Distribution Amount: As to any Distribution Date and Loan Group, the excess of (a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment on a Mortgage Loan in such Loan Group (net of the Servicing Fee) and the principal portion of any Monthly Payment on a Mortgage Loan in such Loan Group due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Loan Group and Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received on the Mortgage Loans in such Loan Group during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received on the Mortgage Loans in such Loan Group during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans in such Loan Group, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date and such Loan Group; over (b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of
Section 3.11(a) in respect of such Loan Group and (ii) amounts permitted to be withdrawn from the related Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b) in respect of such Loan Group.

            Pool Stated Principal Balance: As to any Distribution Date and Loan Group, the aggregate Stated Principal Balances of all Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Premium Mortgage Loan: Any Group 1 Premium Mortgage Loan or Group 2 Premium Mortgage Loan.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-PO Certificates are the only Principal-Only Certificates.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Priority Amount: As to any Distribution Date, the lesser of (i) the Class Certificate Balance of the Class 1-A-1 Certificates and (ii) the sum of
(A) the product of (1) the Priority Percentage and (2) the Scheduled Principal Amount for Group 1 and (B) the product of (1) the Shift Percentage, (2) the Priority Percentage and (3) the Unscheduled Principal Amount for Group 1.

            Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the Class Certificate Balance of the Class 1-A-1 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates of Group 1 immediately prior to such date.

            Private Certificates: The Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates of a Group that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount for such Group allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Group for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates of such Group that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rate Determination Date: As to any Distribution Date and any Class of LIBOR Certificates, the second LIBOR Business Day prior to the beginning of the applicable Interest Accrual Period for such Class and such Distribution Date.

            Rating Agency: Each of Fitch and Moody's. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Related Group: For Loan Group 1, Group 1 and for Loan Group 2, Group 2.

            Related Loan Group: For Group 1, Loan Group 1 and for Group 2, Loan Group 2.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates and the Components as that term is defined in
Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period: As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Reserve Interest Rate: As defined in Section 5.09.

            Residual Certificates: The Class 1-A-R or Class 1-A-LR Certificate.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes: As defined in Section 5.02(d).

            Scheduled Principal Amount: As to any Distribution Date, the applicable Non-PO Percentage of the sum of (a) the principal portion of each Monthly Payment due on each Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date and (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date.

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class A Certificates.

            Senior Credit Support Depletion Date: As to each Group, the date on which the aggregate Class Certificate Balance of the Subordinate Certificates of such Group is reduced to zero.

            Senior Percentage: With respect to any Distribution Date and Group, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates of such Group immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates of such Group immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date and Group during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Group for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage for such Group plus 70% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage for such Group plus 60% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage for such Group plus 40% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage for such Group plus 20% of the Subordinate Percentage for such Group for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Group for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage for such Group exceeds the initial Senior Percentage for such Group, in which case the Senior Prepayment Percentage for such Group for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for such Group will occur unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date and Group, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage for such Group of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group and (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage for such Group of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group.

            Senior Step Down Conditions: As of any Distribution Date and Group as to which any decrease in the Senior Prepayment Percentage for such Group applies, (i) the outstanding principal balance of all Mortgage Loans in the Related Loan Group (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates of such Group (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans in the Related Loan Group as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance for such Group set forth below:

                                                            Percentage of
                                                        Original Subordinate
Distribution Date Occurring                              Certificate Balance
---------------------------                              -------------------

July 2007 through June 2008                                      30%

July 2008 through June 2009                                      35%

July 2009 through June 2010                                      40%

July 2010 through June 2011                                      45%

July 2011 and thereafter                                         50%

            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan, 0.25% per annum.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:

            Distribution Date Occurring In             Shift Percentage
            ------------------------------             ----------------
            July 2002 through June 2007                      0%
            July 2007 through June 2008                      30%
            July 2008 through June 2009                      40%
            July 2009 through June 2010                      60%
            July 2010 through June 2011                      80%
            July 2011 and thereafter                        100%

            Similar Law: As defined in Section 6.02(e).

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date and Group, 100% minus the Senior Percentage for such Group for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date and Group, 100% minus the Senior Prepayment Percentage for such Group for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date and Group, an amount equal to the sum of (i) the Subordinate Percentage for such Group of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group and (ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount: As defined in Section 2.02.

            Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Telerate page 3750: As defined in Section 5.09.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust: The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Accounts, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date and Loan Group, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans in the Related Loan Group immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0040% per annum.

            Uncertificated Lower-Tier Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class 1-A-L1, Class 1-A-L11, Class 1-A-L12, Class 1-A-L30, Class 1-A-L32, Class 1-A-L35, Class 1-A-LPO, Class 1-A-LUR, Class 1-A-LWIO, Class 2-A-L1, Class 2-A-LPO, Class 2-A-LWIO, Class 1-B-L1, Class 1-B-L2, Class 1-B-L3, Class 1-B-L4, Class 1-B-L5, Class 1-B-L6, Class 2-B-L1, Class 2-B-L2, Class 2-B-L3, Class 2-B-L4, Class 2-B-L5 and Class 2-B-L6 Interests are Uncertificated Lower-Tier Interests.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            Unscheduled Principal Amount: As to any Distribution Date, the applicable Non-PO Percentage of the sum of (a) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (b) all Principal Prepayments on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

            Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class 1-A-LR Certificate) and the Class B Certificates.

            Upper-Tier Certificate Account: The separate Eligible Account established and maintained by the Trustee pursuant to Section 3.08(f).

            Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holders of the Residual Certificates, (b) 1% of the all Voting Rights shall be allocated to the Holders of the Class 1-A-37 Certificates, (c) 1% of the all Voting Rights shall be allocated to the Holders of the Class 1-A-WIO Certificates, (d) 1% of the all Voting Rights shall be allocated to the Holders of the Class 2-A-WIO Certificates and (e) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

            (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

            (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "The Bank of New York, as trustee for the holders of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-6" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A) The stock certificate;

                  (B) The stock power executed in blank;

                  (C) The executed proprietary lease;

                  (D) The executed recognition agreement;

                  (E) The executed assignment of recognition agreement, if any;

                  (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b). As set forth on Exhibit L attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans in a Loan Group as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans in such Loan Group (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the applicable Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer. The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

            (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

            (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans. The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing
Date:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

            (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

            (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

            (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

            (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

            (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

            (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

            (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

            (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

            (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

            (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

            (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

            (xxviii)To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

            (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

            (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

            (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (xxxiii)Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

            (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

            (xxxvii)The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

            (xxxviii) Each Mortgage Loan is a "qualified mortgage" within
      Section 860G(a)(3) of the Code.

            (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the applicable Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMICs. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-PO, Class 1-A-R and Class 1-A-LR Certificates) and the Classes of Class B Certificates and each Component as "regular interests" and the Class 1-A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates the Class 1-A-L1 Interest, Class 1-A-L11 Interest, Class 1-A-L12 Interest, Class 1-A-L30 Interest, Class 1-A-L32 Interest, Class 1-A-L35 Interest, Class 1-A-LPO Interest, Class 1-A-LUR Interest, Class 1-A-LWIO Interest, Class 2-A-L1 Interest, Class 2-A-LPO Interest, Class 2-A-LWIO Interest, Class 1-B-L1 Interest, Class 1-B-L2 Interest, Class 1-B-L3 Interest, Class 1-B-L4 Interest, Class 1-B-L5 Interest, Class 1-B-L6 Interest, Class 2-B-L1 Interest, Class 2-B-L2 Interest, Class 2-B-L3 Interest, Class 2-B-L4 Interest, Class 2-B-L5 Interest and Class 2-B-L6 Interest as classes of "regular interests" and the Class 1-A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is June 25, 2032.

            Section 2.08 Execution and Delivery of Certificates. The Trustee (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and the Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of Servicer. (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance. The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this
Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04 Access to Certain Documentation. The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this
Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Insurance Policy; Claims. With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this
Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer. The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07 Trustee to Act as Servicer. If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon, assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section 3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; Certificate Accounts and Upper-Tier Certificate Account. (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

            (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

            (iv) any amount required to be deposited by the Servicer pursuant to
      Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v) any amounts required to be deposited by the Servicer pursuant to
      Section 3.14;

            (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

            (vii) Periodic Advances made by the Servicer pursuant to Section
      3.20 and any payments of Compensating Interest; and

            (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Accounts. The Trustee shall, promptly upon receipt, deposit in the applicable Certificate Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to such Certificate Account; and

            (iii) any other amounts deposited hereunder which are required to be deposited in the applicable Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the applicable Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in such Certificate Account. All funds required to be deposited in the Certificate Accounts shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Accounts at the direction of a the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Accounts are maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and
(ii) in the case of the Certificate Accounts, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Accounts shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Accounts incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the related Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of either Certificate Account not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            (f) The Trustee shall establish and maintain the Upper-Tier Certificate Account. On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Trustee shall, from funds available on deposit in the Certificate Accounts, deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account, the Lower-Tier Distribution Amount.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts. (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-6 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account; Certificate Accounts and Upper-Tier Certificate Account. (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

            (i) to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

            (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iii) being limited to amounts received on the Mortgage Loans in the same Loan Group as the Mortgage Loan(s) in respect of which such Nonrecoverable Advance was made;

            (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

            (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

            (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

            (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

            (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the related Certificate Account; and

            (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). The Servicer shall keep and maintain such separate accounting for each Loan Group. Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Accounts to deposit the Lower-Tier Distribution Amount into the Upper-Tier Certificate Account and for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the applicable Certificate Account for the following purposes:

            (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

            (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Accounts;

            (iii) to withdraw and return to the Servicer any amount deposited in either Certificate Account and not required to be deposited therein; and

            (iv) to clear and terminate the applicable Certificate Account upon termination pursuant to Section 10.01.

            (c) Notwithstanding anything herein to the contrary, the Regular Certificates, the Class A-PO Certificates and the Class 1-A-R Certificate shall not receive distributions directly from the Certificate Accounts. On each Distribution Date, funds on deposit in the Upper-Tier Certificate Account shall be used to make payments on the Regular Certificates, the Class A-PO Certificates and the Class 1-A-R Certificate as provided in Sections 5.01 and
5.02. The Upper-Tier Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance. The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements. (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14 Realization Upon Defaulted Mortgage Loans; REO Property. (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" (as defined in Section 860F of the Code) on either the Upper-Tier REMIC or the Lower-Tier REMIC or cause either REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or
(B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject either REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if (a) in the Depositor's judgment, the default is not likely to be cured by the Mortgagor and (b) such Mortgage Loan is 180 days or more delinquent or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the Mortgage Loan Purchase Agreement the Seller requests the Depositor to repurchase and to sell to the Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15 Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee. The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Accounts or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17 Servicing Compensation. The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer relating to the Mortgage Loans in a Loan Group for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of
(a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans in such Loan Group and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group for such Distribution Date (for each Loan Group any such reduction, "Compensating Interest").

            Section 3.18 Annual Statement as to Compliance. The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2002 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements. The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2002 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20 Advances. The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution with respect to a Loan Group in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance on a Mortgage Loan in such Loan Group. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer with respect to each Loan Group on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21 Modifications, Waivers, Amendments and Consents. (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

            (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of either the Upper-Tier REMIC or the Lower-Tier REMIC and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22 Reports to the Securities and Exchange Commission. The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01 Servicer's Certificate. Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.

                                   ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Upper-Tier Certificate Account or applicable Certificate Account, as applicable, (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate or a Class A-PO Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions. (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the applicable Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount for each Loan Group, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds, first, to distributions in respect of the Uncertificated Lower-Tier Interests as specified in this Section 5.02(a) for deposit in the Upper-Tier Certificate Account and to the Class 1-A-LR Certificate, and then from the Upper-Tier Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds, paying Group 1 solely from the Pool Distribution Amount for Loan Group 1 and paying Group 2 solely from the Pool Distribution Amount for Loan Group 2:

            (i) to each Class of Senior Certificates (other than the Class A-PO Component and the Class 1-A-LR Certificates) of such Group, an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

            (ii) concurrently to the Class A Certificates and the Class A-PO Component of such Group, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount, (A) to the Class A Certificates of such Group, in an aggregate amount up to the Senior Principal Distribution Amount for such Group, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-PO Component of such Group in an aggregate amount up to the PO Principal Amount for such Group;

            (iii) to the Class A-PO Component of such Group, any Class A-PO Deferred Amount, up to the Subordinate Principal Distribution Amount for such Group for such Distribution Date from amounts otherwise distributable first to the Class 1-B-6 Certificates or Class 2-B-6 Certificates, as the case may be, pursuant to clause (iv)(L) below, second to the Class 1-B-5 Certificates or Class 2-B-5 Certificates, as the case may be, pursuant to clause (iv)(J) below, third to the Class 1-B-4 Certificates or Class 2-B-4 Certificates, as the case may be, pursuant to clause (iv)(H) below, fourth to the Class 1-B-3 Certificates or Class 2-B-3 Certificates, as the cases may be, pursuant to clause (iv)(F) below, fifth to the Clause 1-B-2 Certificates or Class 2-B-2 Certificates, as the case may be, pursuant to clause (iv)(D) below and finally to the Class 1-B-1 Certificates or Class 2-B-1 Certificates, as the case may be, pursuant to clause (iv)(B) below;

            (iv) to each Class of Subordinate Certificates of such Group, subject to paragraph (d) below, in the following order of priority:

                  (A) to the Class 1-B-1 Certificates or Class 2-B-1
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class 1-B-1 Certificates or Class 2-B-1
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class 1-B-2 Certificates or Class 2-B-2
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class 1-B-2 Certificates or Class 2-B-2
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class 1-B-3 Certificates or Class 2-B-3
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class 1-B-3 Certificates or Class 2-B-3
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class 1-B-4 Certificates or Class 2-B-4
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class 1-B-4 Certificates or Class 2-B-4
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class 1-B-5 Certificates or Class 2-B-5
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class 1-B-5 Certificates or Class 2-B-5
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class 1-B-6 Certificates or Class 2-B-6
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class 1-B-6 Certificates or Class 2-B-6
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

            (v) to the Holder of the Class 1-A-LR Certificate, any remaining Pool Distribution Amounts.

            For any Group and on any Distribution Date, amounts distributed in respect of Class A-PO Deferred Amounts will not reduce the Class Certificate Balance of the applicable Class A-PO Component.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definitions.

            On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to their respective Corresponding Upper-Tier Class, Classes, Component or Components as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of interest in an amount equal to the Interest Distribution Amounts in respect of its Corresponding Upper-Tier Class, Classes, Component or Components, in each case to the extent actually distributed thereon. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Class Certificate Balances and Component Balances of the respective Corresponding Upper-Tier Class, Classes, Component or Components. The initial principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Initial Class Certificate Balances and Initial Component Balances of the respective Corresponding Upper-Tier Class, Classes, Component or Components.

            The pass-through rate with respect to the Class 1-A-L1 Interest, Class 1-A-L32 Interest, Class 1-A-L30 Interest, Class 1-A-L35 Interest, Class 1-A-LUR Interest, Class 1-B-L1 Interest, Class 1-B-L2 Interest, Class 1-B-L3 Interest, Class 1-B-L4 Interest, Class 1-B-L5 Interest and Class 1-B-L6 Interest shall be 6.500% per annum. The pass-through rate with respect to the Class 1-A-L11 Interest shall be 7.250% per annum. The pass-through rate with respect to the Class 1-A-L12 Interest shall be 6.250% per annum. The pass-through rate with respect to the Class 1-A-LWIO Interest shall be a per annum rate equal to
(i) the weighted average of the Net Mortgage Interest Rates of the Group 1 Premium Mortgage Loans (based on the Stated Principal Balance of the Group 1 Premium Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date minus (ii) 6.500%. The pass-through rate with respect to the Class 2-A-L1 Interest, Class 2-B-L1 Interest, Class 2-B-L2 Interest, Class 2-B-L3 Interest, Class 2-B-L4 Interest, Class 2-B-L5 Interest and Class 2-B-L6 Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 2-A-LWIO Interest shall be a per annum rate equal to (i) the weighted average of the Net Mortgage Interest Rates of the Group 2 Premium Mortgage Loans (based on the Stated Principal Balance of the Group 2 Premium Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date minus
(ii) 6.000%. The Class 1-A-L12 Interest, the Class 1-A-LPO Interest and Class 2-A-LPO Interest are principal-only interests and are not entitled to distributions of interest. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            (b) (i) With respect to the Class A Certificates of Group 1:

            On each Distribution Date prior to the Senior Credit Support Depletion Date for Group 1, the amount distributable to the Group 1-A Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                  first, concurrently, to the Class 1-A-R and Class 1-A-LR
            Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

                  second, to the Class 1-A-1 Certificates, up to the Priority
            Amount for such Distribution Date, until their Class Certificate Balance has been reduced to zero;

                  third, concurrently, to the Class 1-A-35 and Class 1-A-36
            Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

                  fourth, concurrently, as follows:

                        (1) 1.51826016% to the Class 1-A-2 Certificates, until
                  their Class Certificate Balance has been reduced to zero;

                        (2) 24.62043496% to the Class 1-A-11 Certificates, until
                  their Class Certificate Balance has been reduced to zero; and

                        (3) 73.86130488, sequentially, to the Class 1-A-12,
                  Class 1-A-13, Class 1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25, Class 1-A-26, Class 1-A-27, Class 1-A-28 and Class 1-A-29 Certificates, in that order, until their Class Certificate Balances have been reduced to zero;

                  fifth, concurrently, to the Class 1-A-3, Class 1-A-32 and
            Class 1-A-33 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

                  sixth, concurrently, as follows:

                        (1) 67.17641732% to the Class 1-A-34 Certificates, until
                  their Class Certificate Balance has been reduced to zero; and

                        (2) 32.82358268%, sequentially, to the Class 1-A-4,
                  Class 1-A-5, Class 1-A-6 and Class 1-A-7 Certificates, in that order, until their Class Certificate Balances have been reduced to zero:

                  seventh, concurrently, to the Class 1-A-8, Class 1-A-30 and
            Class 1-A-31 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

                  eighth, sequentially, to the Class 1-A-9 and Class 1-A-10
            Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

                  ninth, to the Class 1-A-1 Certificates, until their Class
            Certificate Balance has been reduced to zero.

                  (ii) With respect to the Class A Certificates of Group 2:

                  On each Distribution Date prior to the Senior Credit Support
            Depletion Date for Group 1, the amount distributable to the Group 2-A Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed as principal to the Class 2-A-1 Certificates, until their Class Certificate Balance has been reduced to zero.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, for a Group notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to a Loan Group available to be distributed as principal of the Class A Certificates of the Related Group shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date (other than the Class A-PO Certificates) shall be reduced by such Class' pro rata share, based on such Class' Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this Section 5.02(c), of (A) Non-Supported Interest Shortfalls for the Related Loan Group, (B) on and after the Senior Credit Support Depletion Date for such Group, any other Realized Loss on the Mortgage Loans in such Loan Group allocable to interest and (C) Relief Act Reductions incurred on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates of a Group on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates of such Group which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Classes of such Group immediately prior to such Distribution Date (for each Group, the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes of such Group junior to such Class (for each Group, the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes of such Group will not be used in determining the Pro Rata Share for the Subordinate Certificates of such Group that are not Restricted Classes. If the aggregate Class Certificate Balances of the Subordinate Certificates of such Group that are not Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Restricted Classes of such Group in order of their respective numerical Class designations (beginning with the Class of Restricted Certificates of the Related Group then outstanding with the lowest numerical Class designation).

            Section 5.03 Allocation of Losses. (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation or a Debt Service Reduction, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses on the Mortgage Loans in each Loan Group. Based on such information, the Trustee shall determine the total amount of Realized Losses on the Mortgage Loans in each Loan Group with respect to the related Distribution Date.

            The principal portion of Realized Losses on the Mortgage Loans in a Loan Group with respect to any Distribution Date shall be allocated as follows:

            (i) the applicable PO Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan in such Loan Group shall be allocated to the Class A-PO Component of the Related Group until the Class Certificate Balance thereof is reduced to zero; and

            (ii) the applicable Non-PO Percentage of the principal portion of any Realized Loss with respect to a Mortgage Loan in such Loan Group shall be allocated first to the Subordinate Certificates of the Related Group in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates of the Related Group then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates of the Related Group, pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date, until the Class Certificate Balances thereof have been reduced to zero.

            (b) The Component Balance of the Class A-PO Component of a Group shall be reduced on each Distribution Date by the amount, if any, by which the Component Balance of such Class A-PO Component (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for the Related Loan Group for such Distribution Date.

            The Class Certificate Balance of the Class of Subordinate Certificates of a Group then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Class A-PO Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for the Related Loan Group for such Distribution Date.

            After the Senior Credit Support Depletion Date for a Group, the Class Certificate Balances of the Senior Certificates of such Group in the aggregate shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for the Related Loan Group for such Distribution Date and (ii) the Adjusted Pool Amount (PO Portion) for the Related Loan Group for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates of such Group, based on the Class Certificate Balances immediately prior to such Distribution Date.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            (e) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class, Classes, Component or Components as provided above.

            Section 5.04 Statements to Certificateholders. (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to
Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

            (i) for each Group, the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) for each Group, the amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) for each Loan Group, the Pool Stated Principal Balance for the following Distribution Date;

            (vi) for each Group, the Senior Percentage, the Priority Percentage (if applicable) and the Subordinate Percentage for the following Distribution Date;

            (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to each Loan Group and such Distribution Date;

            (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

            (ix) for each Loan Group, the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

            (x) for each Loan Group, the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xi) for each Loan Group, with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xii) for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiii) for each Group, the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

            (xiv) for each Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month and for each Group, any Class A-PO Deferred Amounts for such Distribution Date; and

            (xv) the Class 1-A-37 Notional Amount, the Class 1-A-WIO Notional Amount and the Class 2-A-WIO Notional Amount for such Distribution Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holders of the Residual Certificates for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holders of the Residual Certificates by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05 Tax Returns and Reports to Certificateholders. (a) For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of each REMIC for its short taxable year ending December 31, 2002, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to each REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class 1-A-R Certificate is hereby designated as the Tax Matters Person for the Upper-Tier REMIC. The Holder of the Class 1-A-LR Certificate is hereby designated as the Tax Matters Person for the Lower-Tier REMIC. By their acceptance of the Class 1-A-R or Class 1-A-LR Certificate, as applicable, each such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs and avoid the imposition of tax on either REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in either REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Components, the Residual Certificates and the Uncertificated Lower-Tier Interests.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in either REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to each REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of either REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" of the applicable REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with
Article X.

            (e) The Trustee shall maintain books with respect to the Trust and each REMIC on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on either REMIC and will not disqualify the Trust Estate from treatment as two REMICs; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

            Section 5.09 Determination of LIBOR. On each Rate Determination Date for a Class of LIBOR Certificates, the Trustee shall determine LIBOR for the applicable Distribution Date on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. Dollars as found on Telerate page 3750 as of 11:00 A.M. London time on such Rate Determination Date. As used herein, "Telerate page 3750" means the display designated as page 3750 on the Bridge Telerate Service.

            If on any Rate Determination Date for a Class of LIBOR Certificates, the Trustee is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph, LIBOR for the applicable Distribution Date will be whichever is higher of (x) LIBOR as determined on the previous Rate Determination Date for such Class of LIBOR Certificates or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the Trustee determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. Dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or
(B) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. Dollar lending rate that the New York City banks selected by the Trustee are quoting on such Rate Determination Date to leading European banks.

            If on any Rate Determination Date for a Class of LIBOR Certificates, the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, LIBOR for the applicable Distribution Date will be LIBOR as determined on the previous Rate Determination Date for such Class of LIBOR Certificates, or, in the case of the first Rate Determination Date, 1.840% per annum.

            The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to each of the LIBOR Certificates in the absence of manifest error, will be final and binding. After a Rate Determination Date, the Trustee shall provide the Pass-Through Rates of the LIBOR Certificates for the related Distribution Date to Beneficial Owners or Holders of LIBOR Certificates who place a telephone call to the Trustee at (212) 328-7568 and make a request therefor.

                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1-A-1, A-1-A-2, A-1-A-3, A-1-A-4, A-1-A-5, A-1-A-6, A-1-A-7,
A-1-A-8, A-1-A-9, A-1-A-10, A-1-A-11, A-1-A-12, A-1-A-13, A-1-A-14, A-1-A-15,
A-1-A-16, A-1-A-17, A-1-A-18, A-1-A-19, A-1-A-20, A-1-A-21, A-1-A-22, A-1-A-23,
A-1-A-24, A-1-A-25, A-1-A-26, A-1-A-27, A-1-A-28, A-1-A-29, A-1-A-30, A-1-A-31,
A-1-A-32, A-1-A-33, A-1-A-34, A-1-A-35, A-1-A-36, A-1-A-37, A-1-A-R, A-1-A-LR,
A-1-A-WIO, A-2-A-1, A-2-A-WIO, A-A-PO, B-1-B-1, B-1-B-2, B-1-B-3, B-1-B-4,
B-1-B-5, B-1-B-6, B-2-B-1, B-2-B-2, B-2-B-3, B-2-B-4, B-2-B-5, B-2-B-6 and C
(reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in
Section 2.01. The Senior Certificates (other than the Class 1-A-R, Class 1-A-LR, Class 1-A-WIO, Class 2-A-WIO and Class A-PO Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances (or notional amounts) of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates and the Class A-PO Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof. The Class 1-A-R and Class 1-A-LR Certificates shall be in a minimum denomination of $50. The Class 1-A-WIO and Class 2-A-WIO Certificates shall be available to investors in interest representing minimum dollar notional amounts of $10,00,000 and integral multiples of $1 in excess thereof. The Senior Certificates (other than the Class 1-A-R and Class 1-A-LR Certificates) and the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2 and Class 2-B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02 Registration of Transfer and Exchange of Certificates.
(a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (C) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

            (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

            (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
      6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

            (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g) [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

                                  ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05 Trustee to Act; Appointment of Successor. (a) On and After the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01 Duties of Trustee. (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

            (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
      (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

            (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 9.01:

            (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Accounts) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A2" by Moody's and "A" by Fitch or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Accounts and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from either Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the applicable Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the applicable Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from such Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

                                   ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property relating (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the fourth paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates and Component Unpaid Interest Shortfall for any Component as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property.

            Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all of the Mortgage Loans is conditioned upon the aggregate Stated Principal Balance of the Mortgage Loans as of such Final Distribution Date being less than 10% of the aggregate Cut-off Date Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the applicable Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in such Certificate Account on the Final Distribution Date equal to the purchase price for the related assets computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the Final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the applicable Class A-PO Deferred Amount with respect to the Class A-PO Components, and (II) as to the Class 1-A-R or Class 1-A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Accounts and the Lower Tier Certificate Account, respectively (other than the amounts retained to meet claims) after application pursuant to clause (I) above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the applicable Certificate Account not distributed in final distribution to Certificateholders of such Group to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements. (a) If the Depositor exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

            (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

            (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the Upper-Tier REMIC and the Lower-Tier REMIC.

            (b) By their acceptance of the Residual Certificates, the Holders thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs at all times that any Certificates of the Related Group are outstanding or to avoid or minimize the risk of the imposition of any tax on either REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into either Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class 1-B-1 Certificates, the Class 1-B-2 Certificates, the Class 1-B-3 Certificates, the Class 1-B-4 Certificates, the Class 1-B-5 Certificates, the Class 2-B-1 Certificates, the Class 2-B-2 Certificates, the Class 2-B-3 Certificates, the Class 2-B-4 Certificates or the Class 2-B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, and (v) to reduce the percentage of the Pool Stated Principal Balance of a Loan Group at which the Depositor will have the option to purchase all the remaining Mortgage Loans in accordance with Section 10.01, provided that such reduction is considered necessary by the Depositor, as evidenced by an Officer's Certificate delivered to the Trustee, to preserve the treatment of the transfer of the Mortgage Loans of such Loan Group to the Depositor by the Seller or to the Trust by the Depositor as sale for accounting purposes, and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt ) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 101 East Main Street, Suite 400, Louisville, Kentucky 40206-5318, Attention: Servicing Manager, with a copy to: Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 5 Penn Plaza - 16th Floor, New York, New York 10001, Attention:
Corporate Trust - MBS Group (Fax: (212) 328-7620), (d) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attn: Residential Mortgage Monitoring Group, and (e) in the case of Fitch, Fitch Ratings, One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                            BANK OF AMERICA MORTGAGE
                                              SECURITIES, INC.,
                                              as Depositor

                                            By:
                                               ---------------------------------
                                               Name:  Judy Lowman
                                               Title: Vice President

                                            BANK OF AMERICA, N.A.,
                                              as Servicer

                                            By:
                                               ---------------------------------
                                               Name:  Robert J. DeBenedet
                                               Title: Senior Vice President


                                            THE BANK OF NEW YORK,
                                               as Trustee

                                            By:
                                               ---------------------------------
                                               Name:  Diane Pickett
                                               Title: Vice President

STATE OF NEW YORK       )
                        )      ss.:
COUNTY OF NEW YORK      )
                        )

            On the 25th day of June, 2002, before me, a notary public in and for the State of New York, personally appeared Diane Pickett, known to me who, being by me duly sworn, did depose and say that she is a Vice President of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.

                                         ---------------------------------------
                                                        Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA      )
                             )       ss.:
COUNTY OF MECKLENBURG.       )
                             )

            On the 25th day of June, 2002, before me, a notary public in and for the State of North Carolina, personally appeared Judy Lowman, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of such corporation.

                                         ---------------------------------------
                                                      Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA      )
                             )       ss.:
COUNTY OF MECKLENBURG.       )
                             )

               On the 25th day of June, 2002, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.

                                         ---------------------------------------
                                                      Notary Public

[Notarial Seal]

My commission expires ____________.

                                 EXHIBIT A-1-A-1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $35,000,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          06050H LK 2

ISIN No.:                           US06050HLK22

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $111,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          06050H LL 0

ISIN No.:                           US06050HLL05

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-3

                    [FORM OF FACE OF CLASS 1-A-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-3

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $8,601,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          06050H LM 8

ISIN No.:                           US06050HLM87

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-4

                    [FORM OF FACE OF CLASS 1-A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-4

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $2,300,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          06050H LN 6

ISIN No.:                           US06050HLN60

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-5

                    [FORM OF FACE OF CLASS 1-A-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-5

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $1,575,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          06050H LP 1

ISIN No.:                           US06050HLP19

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-6

                    [FORM OF FACE OF CLASS 1-A-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-6

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $1,575,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          06050H LQ 9

ISIN No.:                           US06050HLQ91

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-7

                    [FORM OF FACE OF CLASS 1-A-7 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-7

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $1,075,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          06050H LR 7

ISIN No.:                           US06050HLR74

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-8

                    [FORM OF FACE OF CLASS 1-A-8 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-8

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $2,407,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          06050H LS 5

ISIN No.:                           US06050HLS57

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-9

                    [FORM OF FACE OF CLASS 1-A-9 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-9

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $8,188,000.00

Pass-Through Rate:                  6.500.%

CUSIP No.:                          06050H LT 3

ISIN No.:                           US06050HLT31

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-10

                   [FORM OF FACE OF CLASS 1-A-10 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-10

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-10

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $2,940,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          06050H LU 0

ISIN No.:                           US06050HLU04

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-11

                   [FORM OF FACE OF CLASS 1-A-11 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-11

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-11

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $1,800,000.00

Pass-Through Rate:                  7.250%

CUSIP No.:                          06050H LV 8

ISIN No.:                           US06050HLV86

        THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-12

                   [FORM OF FACE OF CLASS 1-A-12 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-12

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                          BANK OF AMERICA MORTGAGE SECURITIES, INC.
                      Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-12

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                   Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $300,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          06050H LW 6

ISIN No.:                           US06050HLW69

        THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                            * * *

A-1-A-13-1




                                       EXHIBIT A-1-A-13

                          [FORM OF FACE OF CLASS 1-A-13 CERTIFICATE]

                          BANK OF AMERICA MORTGAGE SECURITIES, INC.
                      Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-13

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                          BANK OF AMERICA MORTGAGE SECURITIES, INC.
                      Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-13

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                   Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $300,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          06050H LX 4

ISIN No.:                           US06050HLX43

        THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                            * * *

A-1-A-14-1




                                       EXHIBIT A-1-A-14

                          [FORM OF FACE OF CLASS 1-A-14 CERTIFICATE]

                          BANK OF AMERICA MORTGAGE SECURITIES, INC.
                      Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-14

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-14

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate

("Denomination"):                   $
Initial Class Certificate

Balance of this Class:              $300,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          06050H LY 2

ISIN No.:                           US06050HLY26

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                       EXHIBIT A-1-A-15

                          [FORM OF FACE OF CLASS 1-A-15 CERTIFICATE]

                          BANK OF AMERICA MORTGAGE SECURITIES, INC.
                      Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-15

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                          BANK OF AMERICA MORTGAGE SECURITIES, INC.
                      Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-15

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                   Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $300,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          06050H LZ 9

ISIN No.:                           US06050HLZ90

        THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                            * * *

                                EXHIBIT A-1-A-16

                   [FORM OF FACE OF CLASS 1-A-16 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-16

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-16

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $300,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          06050H MA 3

ISIN No.:                           US06050HMA31

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-17

                   [FORM OF FACE OF CLASS 1-A-17 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-17

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-17

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $300,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          06050H MB 1

ISIN No.:                           US06050HMB14

        THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-18

                   [FORM OF FACE OF CLASS 1-A-18 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-18

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-18

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $300,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          06050H MC 9

ISIN No.:                           US06050HMC96

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-19

                   [FORM OF FACE OF CLASS 1-A-19 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-19

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-19

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $300,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          06050H MD 7

ISIN No.:                           US06050HMD79

        THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-20

                   [FORM OF FACE OF CLASS 1-A-20 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-20

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-20

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $300,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          06050H ME 5

ISIN No.:                           US06050HME52

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-21

                   [FORM OF FACE OF CLASS 1-A-21 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-21

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-21

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $300,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          06050H MF 2

ISIN No.:                           US06050HMF28

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-22

                   [FORM OF FACE OF CLASS 1-A-22 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-22

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-22

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $300,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          06050H MG 0

ISIN No.:                           US06050HMG01

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-23

                   [FORM OF FACE OF CLASS 1-A-23 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-23

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-23

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate

("Denomination"):                   $

Initial Class Certificate

Balance of this Class:              $300,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          06050H MH 8

ISIN No.:                           US06050HMH83

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-24

                   [FORM OF FACE OF CLASS 1-A-24 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-24

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-24

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                   Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $300,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          06050H MJ 4

ISIN No.:                           US06050HMJ40

        THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-25

                   [FORM OF FACE OF CLASS 1-A-25 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-25

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-25

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $300,000.00

Pass-Through Rate:                  6.250%

                             CUSIP No.: 06050H MK 1

ISIN No.:                           US06050HMK13

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-26

                   [FORM OF FACE OF CLASS 1-A-26 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-26

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-26

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $300,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          06050H ML 9

ISIN No.:                           US06050HML95

        THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-27

                   [FORM OF FACE OF CLASS 1-A-27 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-27

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-27

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $300,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          06050H MM 7

ISIN No.:                           US06050HMM78

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-28

                   [FORM OF FACE OF CLASS 1-A-28 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-28

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-28

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $300,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          06050H MN 5

ISIN No.:                           US06050HMN51

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-29

                   [FORM OF FACE OF CLASS 1-A-29 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-29

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-29

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $300,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          06050H MP 0

ISIN No.:                           US06050HMP00

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-30

                   [FORM OF FACE OF CLASS 1-A-30 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-30

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-30

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $1,500,000.00

Pass-Through Rate:                  6.750%

CUSIP No.:                          06050H MQ 8

ISIN No.:                           US06050HMQ82

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-31

                   [FORM OF FACE OF CLASS 1-A-31 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-31

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-31

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $1,500,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          06050H MR 6

ISIN No.:                           US06050HMR65

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-32

                   [FORM OF FACE OF CLASS 1-A-32 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-32

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-32

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $1,500,000.00

Pass-Through Rate:                  7.000%

CUSIP No.:                          06050H MS 4

ISIN No.:                           US06050HMS49

    THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

    Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-33

                   [FORM OF FACE OF CLASS 1-A-33 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-33

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-33

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $3,000,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          06050H MT 2

ISIN No.:                           US06050HMT22

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-34

                   [FORM OF FACE OF CLASS 1-A-34 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-34

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-34

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $13,354,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          06050H MU 9

ISIN No.:                           US06050HMU94

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-35

                   [FORM OF FACE OF CLASS 1-A-35 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-35

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-35

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $198,415,200.00

Pass-Through Rate:                  6.000%

CUSIP No.:                          06050H MV 7

ISIN No.:                           US06050HMV77

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-36

                   [FORM OF FACE OF CLASS 1-A-36 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-36

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-36

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $49,603,800.00

Pass-Through Rate:                  Floating

CUSIP No.:                          06050H MW 5

ISIN No.:                           US06050HMW50

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to the Distribution Date in July 2002 will be 2.39% per annum, and on each subsequent Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-37

                   [FORM OF FACE OF CLASS 1-A-37 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-37

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-37

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Notional
Amount of this
Certificate
("Denomination"):                   $

Initial Notional
Amount of this Class:               $49,603,800.00

Pass-Through Rate:                  Inverse Floating

CUSIP No.:                          06050H MX 3

ISIN No.:                           US06050HMX34

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class 1-A-37 Certificate is not entitled to any distributions with respect to principal on the Mortgage Loans in the Trust.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to the Distribution Date in July 2002 will be 6.11% per annum, and on each subsequent Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-WIO

                   [FORM OF FACE OF CLASS 1-A-WIO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-WIO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-WIO

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Notional
Amount of this
Certificate
("Denomination"):                   $

Initial Notional
Amount of this Class:               $254,700,388.00

Pass-Through Rate:                  Variable

CUSIP No.:                          06050H MY 1

ISIN No.:                           US06050HMY17

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class 1-A-WIO Certificate is not entitled to any distributions with respect to principal on the Mortgage Loans in the Trust.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class 1-A-WIO Certificate represents the right to receive interest at the Pass-Through Rate for such Class on the Class 1-A-WIO Notional Amount. The Pass-Through Rate applicable with respect to any Distribution Date is the per annum rate equal to (i) the weighted average of the Net Mortgage Interest Rates of the Group 1 Premium Mortgage Loans (based on the Stated Principal Balances of the Group 1 Premium Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) minus (ii) 6.500%.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-PO

                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class A-PO

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $699,575.00

CUSIP No.:                          06050H NB 0

ISIN No.:                           US06050HNB05

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      For the purposes of determining distributions in reduction of Class Certificate Balance, the Class A-PO Certificates will be deemed to consist of two components which are not severable (each, a "Component").

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-R

                    [FORM OF FACE OF CLASS 1-A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $50.00

Initial Class Certificate
Balance of this Class:              $50.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          06050H NJ 3

ISIN No.:                           US06050HNJ31

      THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class 1-A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 1-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class 1-A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class 1-A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of
Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT 1-A-LR

                   [FORM OF FACE OF CLASS 1-A-LR CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-LR

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-LR CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 1-A-LR

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $50.00

Initial Class Certificate
Balance of this Class:              $50.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          06050H NK 0

ISIN No.:                           US06050HNK04

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class 1-A-LR Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 1-A-LR Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class 1-A-LR Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class 1-A-LR Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-LR Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-LR Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of
Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-LR Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-LR Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-2-A-1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $73,983,000.00

Pass-Through Rate:                  6.000%

CUSIP No.:                          06050H MZ 8

ISIN No.:                           US06050HMZ81

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-2-A-WIO

                   [FORM OF FACE OF CLASS 2-A-WIO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 2-A-WIO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                  Class 2-A-WIO

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Notional
Amount of this
Certificate
("Denomination"):                   $

Initial Notional
Amount of this Class:               $71,284,199.00

Pass-Through Rate:                  Variable

CUSIP No.:                          06050H NA 2

ISIN No.:                           US06050HNA22

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class 2-A-WIO Certificate is not entitled to any distributions with respect to principal on the Mortgage Loans in the Trust.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class 2-A-WIO Certificate represents the right to receive interest at the Pass-Through Rate for such Class on the Class 2-A-WIO Notional Amount. The Pass-Through Rate applicable with respect to any Distribution Date is the per annum rate equal to (i) the weighted average of the Net Mortgage Interest Rates of the Group 2 Premium Mortgage Loans (based on the Stated Principal Balances of the Group 2 Premium Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) minus (ii) 6.000%.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-1

                    [FORM OF FACE OF CLASS 1-B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES AND THE CLASS 1-A-PO COMPONENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-B-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $4,377,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          06050H NC 8

ISIN No.:                           US06050HNC87

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-2

                    [FORM OF FACE OF CLASS 1-B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT AND CLASS 1-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-B-2

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $2,101,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          06050H ND 6

ISIN No.:                           US06050HND60

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-3

                    [FORM OF FACE OF CLASS 1-B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1 AND CLASS 1-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-B-3

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $1,050,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          06050H NE 4

ISIN No.:                           US06050HNE44

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-4

                    [FORM OF FACE OF CLASS 1-B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1, CLASS 1-B-2 AND CLASS 1-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-B-4

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $701,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          06050H NL 8

ISIN No.:                           US06050HNL86

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-5

                    [FORM OF FACE OF CLASS 1-B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1, CLASS 1-B-2, CLASS 1-B-3 AND CLASS 1-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-B-5

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $525,000.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          06050H NM 6

ISIN No.:                           US06050HNM69

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-6

                    [FORM OF FACE OF CLASS 1-B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1, CLASS 1-B-2, CLASS 1-B-3, CLASS 1-B-4 AND CLASS 1-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 1-B-6

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $875,714.00

Pass-Through Rate:                  6.500%

CUSIP No.:                          06050H NN 4

ISIN No.:                           US06050HNN43

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

        No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-1

                    [FORM OF FACE OF CLASS 2-B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 2-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES AND THE CLASS 2-A-PO COMPONENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 2-B-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $525,000.00

Pass-Through Rate:                  6.000%

CUSIP No.:                          06050H NF 1

ISIN No.:                           US06050HNF19

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-2

                    [FORM OF FACE OF CLASS 2-B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 2-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT AND CLASS 2-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 2-B-2

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $188,000.00

Pass-Through Rate:                  6.000%

CUSIP No.:                          06050H NG 9

ISIN No.:                           US06050HNG91

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-3

                    [FORM OF FACE OF CLASS 2-B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 2-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1 AND CLASS 2-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 2-B-3

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $112,000.00

Pass-Through Rate:                  6.000%

CUSIP No.:                          06050H NH 7

ISIN No.:                           US06050HNH74

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-4

                    [FORM OF FACE OF CLASS 2-B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 2-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1, CLASS 2-B-2 AND CLASS 2-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 2-B-4

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $75,000.00

Pass-Through Rate:                  6.000%

CUSIP No.:                          06050H NP 9

ISIN No.:                           US06050HNP90

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-5

                    [FORM OF FACE OF CLASS 2-B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 2-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1, CLASS 2-B-2, CLASS 2-B-3 AND CLASS 2-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 2-B-5

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $75,000.00

Pass-Through Rate:                  6.000%

CUSIP No.:                          06050H NQ 7

ISIN No.:                           US06050HNQ73

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-6

                    [FORM OF FACE OF CLASS 2-B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 2-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1, CLASS 2-B-2, CLASS 2-B-3, CLASS 2-B-4 AND CLASS 2-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-6
                                   Class 2-B-6

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                       June 1, 2002

First Distribution Date:            July 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):                   $

Initial Class Certificate
Balance of this Class:              $75,958.00

Pass-Through Rate:                  6.000%

CUSIP No.:                          06050H NR 5

ISIN No.:                           US06050HNR56

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the aggregate Stated Principal Balance is less than 10% of the aggregate Cut-Off Date Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. The 10% may be reduced by an amendment to the Pooling and Servicing Agreement without Certificateholder consent under certain conditions set forth in the Pooling and Servicing Agreement. In the event that no such optional repurchase occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                            THE BANK OF NEW YORK,
                                             as Trustee

                                            By
                                              ----------------------------------
                                                   Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [___] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                            THE BANK OF NEW YORK,
                                             as Trustee

                                            By
                                              ----------------------------------
                                                   Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                      (Please print or typewrite name and
                 address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                           -------------------------------------
                                           Signature by or on behalf of assignor


                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to
____________________________________________________

      This information is provided by ________, the assignee named above, or , as its agent.

                                   EXHIBIT D-1

                       LOAN GROUP 1 MORTGAGE LOAN SCHEDULE

BANK OF AMERICA MORTGAGE
BOAMS 2002-6
GROUP 1:  30YR
MORTGAGE SCHEDULE

    LOAN        PROPERTY                       LOAN              DOC       ORIG  NOTE   ORIGINAL  1ST PAYMENT  MATURITY ORIGINAL
   NUMBER         TYPE        OCCUPANCY       PURPOSE           TYPE        LTV  RATE      PB         DATE       DATE     TERM
---------------------------------------------------------------------------------------------------------------------------------
 6002988142   Single Family    Primary       Purchase           Rapid      75.00 7.000     825,000  20020701   20320601   360
 6005259020   Single Family    Primary       Purchase         Standard     80.00 6.875     540,000  20020701   20320601   360
 6005687378        PUD         Primary       Purchase          Reduced     80.00 7.000     404,800  20020701   20320601   360
 6006804295   Single Family   Secondary      Purchase           Rapid      80.00 7.000     520,000  20020701   20320601   360
 6008819556        PUD         Primary       Purchase           Rapid      80.00 6.875     368,800  20020601   20320501   360
 6008961986   Single Family    Primary       Purchase           Rapid      78.53 7.125     750,000  20020701   20320601   360
 6009922805   Single Family    Primary       Purchase           Rapid      28.57 7.000     800,000  20020701   20320601   360
 6011837538   Single Family    Primary       Purchase          Reduced     76.95 6.875     354,000  20020701   20320601   360
 6012122989   Single Family    Primary       Refinance         Reduced     46.63 6.750     391,700  20020701   20320601   360
 6015032540   Single Family    Primary       Refinance        Standard     73.92 7.000     380,000  20020601   20320501   360
 6015385245        PUD        Secondary      Purchase          Reduced     59.09 6.375     650,000  20020601   20320501   360
 6017830693   Single Family    Primary   Cash-out Refinance   Standard     30.58 6.875     520,000  20020701   20320601   360
 6017870947   Single Family    Primary       Purchase          Reduced     71.79 7.000     350,000  20020701   20320601   360
 6018476306        PUD         Primary       Refinance          Rapid      41.98 6.750     384,200  20020701   20320601   360
 6019440558   Single Family    Primary       Refinance          Rapid      79.35 6.875     305,500  20020701   20320601   360
 6019478988        PUD         Primary       Purchase          Reduced     65.55 6.750     375,000  20020701   20320601   360
 6021500746   Single Family    Primary       Purchase           Rapid      80.00 6.750     369,600  20020701   20320601   360
 6024121060   Single Family    Primary   Cash-out Refinance   Standard     37.73 6.875     500,000  20020701   20320601   360
 6026475621    Two Family      Primary       Refinance          Rapid      61.06 7.250     400,000  20020701   20320601   360
 6026756905   Single Family    Primary       Purchase          Reduced     78.09 6.750     410,000  20020601   20320501   360
 6026802303   Single Family    Primary       Purchase         Standard     95.00 7.375     338,200  20020601   20320501   360
 6028739651   Single Family    Primary       Purchase           Rapid      80.00 7.000     688,000  20020701   20320601   360
 6029584163        PUD         Primary       Purchase         Standard     79.99 6.750     585,784  20020701   20320601   360
 6030819095        PUD         Primary   Cash-out Refinance    Reduced     80.00 7.000     372,000  20020701   20320601   360
 6031027805        PUD         Primary       Refinance        Standard     87.36 7.500     498,000  20020601   20320501   360
 6031241869   Single Family    Primary       Purchase           Rapid      70.00 6.750     535,500  20020701   20320601   360
 6033900405        PUD         Primary       Refinance     All Ready Home  59.74 6.875     535,300  20020601   20320501   360
 6034831963        PUD         Primary       Refinance         Reduced     80.00 7.250     320,000  20020701   20320601   360
 6036613369   Single Family    Primary       Refinance          Rapid      79.38 6.875     448,500  20020701   20320601   360
 6037604698   Single Family    Primary       Refinance         Reduced     77.51 6.875     593,000  20020701   20320601   360
 6038572779        PUD         Primary       Refinance          Rapid      53.93 7.250     356,000  20020601   20320501   360
 6039597346   Single Family    Primary   Cash-out Refinance    Reduced     77.77 7.500     350,000  20020701   20320601   360
 6040005008        PUD         Primary       Purchase          Reduced     80.00 6.625     313,600  20020701   20320601   360
 6040057025   Single Family    Primary       Refinance          Rapid      80.00 6.875     460,000  20020601   20320501   360
 6041530392        PUD         Primary       Refinance          Rapid      80.00 6.750     356,000  20020701   20320601   360
 6044530498   Single Family   Investor       Purchase         Standard     58.45 6.875     400,000  20020701   20320601   360
 6045576748   Single Family    Primary   Cash-out Refinance   Standard     46.87 6.875     750,000  20020701   20320601   360
 6046389281   Single Family    Primary       Purchase           Rapid      80.00 6.750     600,000  20020701   20320601   360
 6046914328        PUD         Primary       Purchase           Rapid      70.17 6.875     400,000  20020601   20320501   360
 6048441536        PUD         Primary       Purchase         Standard     80.00 7.000     472,000  20020601   20320501   360
 6048790437        PUD        Secondary      Refinance         Reduced     40.00 6.750     370,000  20020701   20320601   360
 6049933903   Single Family    Primary       Refinance         Reduced     70.00 6.875     301,000  20020701   20320601   360
 6051708276        PUD         Primary       Purchase          Reduced     80.00 7.125     400,000  20020601   20320501   360
 6055745282        PUD         Primary   Cash-out Refinance    Reduced     55.14 6.750     590,000  20020701   20320601   360
 6056065656        PUD         Primary       Purchase           Rapid      79.94 6.625     567,200  20020701   20320601   360
 6056595066        PUD         Primary       Purchase         Standard     73.17 7.250     750,000  20020701   20320601   360
 6056900571   Single Family    Primary       Purchase         Standard     80.00 7.000     392,000  20020601   20320501   360
 6057274265   Single Family    Primary   Cash-out Refinance    Reduced     59.71 7.000     358,300  20020701   20320601   360
 6058570653   Single Family    Primary       Purchase          Reduced     80.00 6.875     332,000  20020601   20320501   360
 6059232618        PUD         Primary       Purchase          Reduced     73.77 6.875     450,000  20020601   20320501   360
 6059738036   Single Family    Primary       Refinance        Standard     78.94 7.000     330,000  20020701   20320601   360
 6060650584        PUD         Primary       Refinance        Standard     62.50 6.875   1,000,000  20020701   20320601   360
 6061675275   Single Family    Primary       Purchase           Rapid      90.00 6.875     355,500  20020701   20320601   360
 6065249366        PUD         Primary       Purchase         Standard     54.23 6.875     800,000  20020601   20320501   360
 6071284167   Single Family    Primary       Refinance          Rapid      75.94 6.875     600,000  20020701   20320601   360
 6071398520   Single Family    Primary       Purchase         Standard     79.99 7.000     519,900  20020701   20320601   360
 6071425307   Single Family    Primary       Purchase         Standard     80.00 7.500     520,000  20020701   20320601   360
 6072076554   Single Family    Primary       Refinance          Rapid      68.00 6.875     340,000  20020701   20320601   360
 6072483974   Single Family    Primary       Purchase           Rapid      50.93 6.625     410,000  20020701   20320601   360
 6073097070   Single Family    Primary       Refinance        Standard     76.57 7.125     425,000  20020701   20320601   360
 6073847557        PUD        Secondary      Purchase           Rapid      80.00 7.000     376,000  20020701   20320601   360
 6074960920   Single Family    Primary       Refinance          Rapid      61.34 6.625     400,000  20020701   20320601   360
 6078097836        PUD         Primary       Refinance         Reduced     72.06 7.375     627,000  20020701   20320601   360
 6080060228   Single Family    Primary       Refinance          Rapid      79.81 6.750     439,000  20020701   20320601   360
 6082117828   Single Family    Primary       Refinance         Reduced     64.75 6.875     395,000  20020701   20320601   360
 6083317328   Single Family    Primary   Cash-out Refinance   Standard     68.00 6.875     357,000  20020701   20320601   360
 6086724561   Single Family    Primary       Purchase         Standard     72.77 6.250     810,000  20020701   20320601   360
 6087108418   Single Family    Primary       Purchase          Reduced     74.85 7.250     390,000  20020601   20320501   360
 6087177066   Single Family    Primary       Purchase           Rapid      80.00 7.000     348,000  20020701   20320601   360
 6087436843    Condominium     Primary       Purchase           Rapid      59.31 6.750     347,000  20020701   20320601   360
 6096526279        PUD         Primary       Purchase           Rapid      61.48 6.875     463,000  20020701   20320601   360
 6096555120   Single Family    Primary       Purchase           Rapid      80.00 6.750     584,000  20020601   20320501   360
 6097495029        PUD         Primary       Refinance         Reduced     77.08 7.000     550,000  20020601   20320501   360
 6098186395  High-Rise Condo   Primary       Purchase          Reduced     80.00 7.125     340,000  20020701   20320601   360
 6098858829   Single Family    Primary       Refinance          Rapid      90.00 7.000     363,600  20020701   20320601   360
 6099261916   Single Family    Primary   Cash-out Refinance    Reduced     70.28 7.250     340,866  20020701   20320601   360
 6099533512    Two Family      Primary       Purchase         Standard     80.00 7.000     512,480  20020701   20320601   360
 6099991397        PUD         Primary       Refinance        Standard     79.29 7.000     452,000  20020701   20320601   360
 6102726822   Single Family    Primary       Purchase           Rapid      80.00 6.875     412,000  20020701   20320601   360
 6102854509   Single Family   Secondary      Purchase           Rapid      69.93 6.875     349,000  20020701   20320601   360
 6104743056   Single Family    Primary       Refinance         Reduced     21.60 6.750     378,000  20020701   20320601   360
 6105485566   Single Family    Primary       Refinance          Rapid      45.30 6.875     670,500  20020701   20320601   360
 6105716895   Single Family    Primary       Purchase           Rapid      65.11 6.875     700,000  20020701   20320601   360
 6106984708        PUD         Primary       Refinance        Standard     80.00 7.000     646,000  20020601   20320501   360
 6110752208   Single Family    Primary       Purchase           Rapid      80.00 6.875     494,400  20020701   20320601   360
 6109873114   Single Family    Primary   Cash-out Refinance   Standard     39.59 6.875     394,000  20020701   20320601   360
 6112027575   Single Family    Primary   Cash-out Refinance     Rapid      55.00 6.750     550,000  20020701   20320601   360
 6113050295   Single Family   Secondary      Refinance     All Ready Home  70.00 6.875     322,000  20020701   20320601   360
 6114482588   Single Family    Primary   Cash-out Refinance   Standard     53.40 6.875     587,500  20020701   20320601   360
 6120700130   Single Family    Primary   Cash-out Refinance   Standard     74.19 7.375     460,000  20020701   20320601   360
 6121390717   Single Family    Primary   Cash-out Refinance    Reduced     60.17 7.250     707,000  20020601   20320501   360
 6124364370        PUD         Primary       Refinance          Rapid      62.25 7.000     622,500  20020601   20320501   360
 6124468049   Single Family    Primary   Cash-out Refinance    Reduced     43.52 6.750     370,000  20020701   20320601   360
 6125700846   Single Family    Primary       Refinance          Rapid      71.42 6.750     450,000  20020701   20320601   360
 6132347409   Single Family    Primary   Cash-out Refinance     Rapid      65.35 7.125     415,000  20020701   20320601   360
 6133095734   Single Family    Primary       Purchase          Reduced     60.00 6.625     750,000  20020601   20320501   360
 6133937380        PUD         Primary       Purchase         Standard     80.00 6.875     416,000  20020601   20320501   360
 6134578266        PUD         Primary       Purchase          Reduced     80.00 6.750     380,000  20020701   20320601   360
 6135087911   Single Family    Primary       Purchase         Standard     93.97 7.000     390,000  20020701   20320601   360
 6139408832   Single Family    Primary       Purchase           Rapid      87.11 7.000     425,000  20020601   20320501   360
 6139485913   Single Family    Primary       Purchase          Reduced     80.00 6.875     360,000  20020701   20320601   360
 6140117380        PUD         Primary   Cash-out Refinance    Reduced     75.00 7.125     345,000  20020701   20320601   360
 6140138576   Single Family    Primary       Refinance        Standard     76.80 7.000     576,000  20020601   20320501   360
 6142721221   Single Family    Primary       Purchase          Reduced     80.00 7.250     384,000  20020701   20320601   360
 6142891792        PUD         Primary       Purchase           Rapid      80.00 7.125     448,000  20020701   20320601   360
 6144729917        PUD         Primary       Purchase           Rapid      60.71 7.250     425,000  20020701   20320601   360
 6146397390        PUD         Primary       Purchase           Rapid      80.00 6.750     616,000  20020701   20320601   360
 6148252890   Single Family    Primary       Refinance          Rapid      36.11 6.875     650,000  20020701   20320601   360
 6153052953        PUD         Primary       Refinance          Rapid      52.31 6.750     530,000  20020601   20320501   360
 6153072886   Single Family    Primary       Purchase         Standard     74.99 7.250     373,100  20020701   20320601   360
 6155082511        PUD        Secondary      Purchase         Standard     80.00 6.875     344,000  20020601   20320501   360
 6155843110   Single Family    Primary   Cash-out Refinance     Rapid      49.47 6.875     475,000  20020601   20320501   360
 6156712769        PUD        Secondary      Purchase           Rapid      72.46 7.000     650,000  20020601   20320501   360
 6157401776        PUD         Primary       Purchase          Reduced     62.76 6.750     450,000  20020601   20320501   360
 6160911688        PUD         Primary       Purchase          Reduced     79.63 7.250     722,676  20020701   20320601   360
 6168419759   Single Family    Primary       Refinance        Standard     58.78 7.000     338,000  20020601   20320501   360
 6169212682   Single Family    Primary       Refinance        Standard     76.98 7.000     408,000  20020601   20320501   360
 6170626193   Single Family    Primary       Purchase           Rapid      47.64 7.000     810,000  20020601   20320501   360
 6171517573   Single Family    Primary       Refinance          Rapid      75.00 7.250     532,500  20020601   20320501   360
 6172998822        PUD         Primary       Purchase          Reduced     76.19 6.625     320,000  20020701   20320601   360
 6173014439   Single Family    Primary       Purchase           Rapid      75.00 6.875     727,500  20020701   20320601   360
 6175297495   Single Family    Primary       Purchase           Rapid      75.00 6.875     776,250  20020701   20320601   360
 6176725064   Single Family    Primary       Purchase           Rapid      66.25 7.375     530,000  20020701   20320601   360
 6177720056   Single Family    Primary       Refinance          Rapid      59.08 6.750     400,000  20020701   20320601   360
 6179546384   Single Family    Primary       Refinance         Reduced     41.04 6.875     301,700  20020601   20270501   300
 6180405687   Single Family    Primary       Purchase          Reduced     76.66 7.375     345,000  20020701   20320601   360
 6180641208   Single Family    Primary       Purchase           Rapid      80.00 7.000     552,000  20020701   20320601   360
 6181006245   Single Family    Primary       Refinance          Rapid      72.56 7.000     410,000  20020701   20320601   360
 6181789923   Single Family    Primary       Refinance          Rapid      34.21 6.750     650,000  20020701   20320601   360
 6182564838        PUD         Primary   Cash-out Refinance    Reduced     64.10 6.750     375,000  20020701   20320601   360
 6182705167   Single Family    Primary   Cash-out Refinance     Rapid      70.60 7.125     394,000  20020701   20320601   360
 6183543583   Single Family    Primary       Refinance         Reduced     69.30 6.750     346,500  20020701   20320601   360
 6185810782  High-Rise Condo  Secondary      Purchase          Reduced     69.99 7.125     544,500  20020701   20320601   360
 6187464588   Single Family    Primary       Purchase          Reduced     74.52 7.000     585,000  20020701   20320601   360
 6195241994        PUD         Primary       Refinance          Rapid      80.00 6.875     374,400  20020701   20320601   360
 6195572646   Single Family    Primary       Purchase          Reduced     80.00 7.250     359,920  20020601   20320501   360
 6195579419   Single Family    Primary       Purchase           Rapid      80.00 7.000     328,000  20020701   20320601   360
 6198148584   Single Family    Primary       Purchase           Rapid      80.00 6.875     672,000  20020601   20320501   360
 6198759182   Single Family    Primary       Purchase           Rapid      80.00 7.000     504,000  20020701   20320601   360
 6198869205   Single Family    Primary       Refinance          Rapid      72.10 7.000     380,000  20020601   20320501   360
 6201906051        PUD         Primary       Refinance          Rapid      59.30 6.750     510,000  20020701   20320601   360
 6202150626   Single Family    Primary       Refinance         Reduced     75.12 6.750     308,000  20020701   20320601   360
 6205812693   Single Family    Primary       Purchase           Rapid      80.00 7.250     521,600  20020701   20320601   360
 6212564436   Single Family   Secondary      Purchase           Rapid      80.00 7.375     518,400  20020701   20320601   360
 6213138446        PUD         Primary       Purchase           Rapid      75.00 6.875     937,500  20020601   20320501   360
 6213507467   Single Family    Primary       Purchase           Rapid      80.00 6.875     367,200  20020701   20320601   360
 6215005171   Single Family    Primary       Purchase           Rapid      80.00 7.000     328,000  20020701   20320601   360
 6215071280   Single Family    Primary       Purchase           Rapid      65.52 6.625     365,000  20020701   20320601   360
 6217308755   Single Family    Primary       Refinance         Reduced     55.55 7.000     500,000  20020601   20320501   360
 6218410394   Single Family    Primary   Cash-out Refinance     Rapid      55.41 6.750     665,000  20020701   20320601   360
 6220524331        PUD        Secondary      Refinance          Rapid      31.91 7.000     750,000  20020701   20320601   360
 6220943614   Single Family    Primary       Purchase           Rapid      45.71 7.250     400,000  20020601   20320501   360
 6222717107   Single Family    Primary   Cash-out Refinance     Rapid      77.44 7.250     333,000  20020701   20320601   360
 6226620034   Single Family    Primary       Refinance     All Ready Home  80.71 7.250     452,000  20020301   20320201   360
 6226880455    Two Family      Primary   Cash-out Refinance   Standard     48.12 7.000     450,000  20020701   20320601   360
 6227140792        PUD         Primary       Refinance         Reduced     59.16 6.875     355,000  20020701   20320601   360
 6229382681   Single Family    Primary   Cash-out Refinance     Rapid      80.00 7.500     368,000  20020601   20320501   360
 6231628287        PUD         Primary   Cash-out Refinance   Standard     75.00 7.000     435,000  20020701   20320601   360
 6232370608    Condominium    Secondary      Purchase          Reduced     69.69 7.000     575,000  20020701   20320601   360
 6232662376    Two Family      Primary   Cash-out Refinance   Standard     63.28 7.000     664,500  20020601   20320501   360
 6233382867        PUD         Primary       Purchase          Reduced     80.00 6.750     359,200  20020601   20320501   360
 6234402953   Single Family    Primary   Cash-out Refinance   Standard     70.00 7.500     735,000  20020601   20320501   360
 6236398282        PUD         Primary       Purchase           Rapid      66.66 6.750     700,000  20020701   20320601   360
 6236760390   Single Family    Primary       Purchase           Rapid      95.00 7.375     328,225  20020701   20320601   360
 6236792625   Single Family    Primary       Refinance          Rapid      50.29 6.625     430,000  20020601   20320501   360
 6237151383   Single Family    Primary       Purchase          Reduced     66.56 6.875     625,000  20020701   20320601   360
 6238674458   Single Family    Primary       Refinance          Rapid      67.60 6.750     743,700  20020701   20320601   360
 6238849993   Single Family    Primary       Refinance        Standard     59.32 6.500     415,300  20020601   20220501   240
 6239198259        PUD         Primary       Purchase          Reduced     70.54 7.125     479,000  20020701   20320601   360
 6241488698   Single Family    Primary       Refinance         Reduced     63.49 7.000     454,000  20020701   20320601   360
 6242898259   Single Family    Primary       Purchase           Rapid      80.00 7.000     500,000  20020701   20320601   360
 6246977869    Two Family      Primary       Purchase           Rapid      61.17 6.875     520,000  20020701   20320601   360
 6248060326  High-Rise Condo  Secondary      Purchase           Rapid      80.00 7.000     320,000  20020701   20320601   360
 6248449123   Single Family    Primary       Refinance     All Ready Home  33.42 6.750     585,000  20020701   20320601   360
 6248475623        PUD         Primary       Refinance         Reduced     67.93 6.750     312,500  20020701   20320601   360
 6250353668   Single Family    Primary       Refinance        Standard     72.18 7.000     480,000  20020701   20320601   360
 6250431696   Single Family    Primary       Refinance        Standard     43.30 6.875     433,000  20020701   20320601   360
 6250904577   Single Family    Primary   Cash-out Refinance   Standard     50.41 6.750     368,000  20020601   20320501   360
 6250991053   Single Family    Primary       Refinance        Standard     59.61 6.875     462,000  20020701   20320601   360
 6252730046   Single Family    Primary       Refinance          Rapid      54.87 6.875     428,000  20020701   20320601   360
 6252816019   Single Family    Primary   Cash-out Refinance   Standard     34.33 7.000     515,000  20020701   20320601   360
 6253273491        PUD         Primary       Purchase           Rapid      58.87 6.750     365,000  20020601   20320501   360
 6259700976   Single Family    Primary   Cash-out Refinance     Rapid      69.60 7.375     522,000  20020601   20320501   360
 6260229429        PUD         Primary       Refinance          Rapid      47.23 6.750     602,200  20020701   20320601   360
 6261220153   Single Family    Primary   Cash-out Refinance   Standard     67.10 7.250     486,498  20020601   20320501   360
 6263189950   Single Family    Primary       Refinance         Reduced     80.00 6.750     512,000  20020701   20320601   360
 6266221586        PUD         Primary       Purchase           Rapid      63.47 6.750     365,000  20020701   20320601   360
 6266239364   Single Family    Primary       Refinance         Reduced     46.63 6.875     431,350  20020701   20320601   360
 6266733382   Single Family    Primary       Refinance         Reduced     42.75 7.000     310,000  20020701   20320601   360
 6267431531    Condominium     Primary       Refinance        Standard     70.68 6.875     545,000  20020201   20320101   360
 6268798615   Single Family    Primary       Refinance        Standard     77.58 7.000     450,000  20020701   20320601   360
 6268852412    Condominium     Primary       Purchase           Rapid      75.00 6.750     866,250  20020701   20320601   360
 6271524974   Single Family    Primary       Refinance        Standard     56.03 7.000     458,400  20020601   20320501   360
 6271720119   Single Family    Primary   Cash-out Refinance   Standard     58.26 7.000     370,000  20020701   20320601   360
 6272291581        PUD         Primary       Purchase         Standard     75.00 7.250     390,000  20020601   20320501   360
 6272568806        PUD         Primary       Purchase           Rapid      78.53 6.750     750,000  20020701   20320601   360
 6275284260  High-Rise Condo   Primary       Refinance          Rapid      59.42 6.750     413,000  20020701   20320601   360
 6278019424   Single Family    Primary       Refinance        Standard     79.64 7.000     540,000  20020701   20320601   360
 6278660052    Condominium     Primary   Cash-out Refinance     Rapid      65.33 7.000     392,000  20020701   20320601   360
 6287689134   Single Family    Primary       Purchase           Rapid      90.00 6.500     481,500  20020701   20320601   360
 6291092606   Single Family    Primary   Cash-out Refinance   Standard     64.51 7.500     400,000  20020601   20320501   360
 6291158480   Single Family    Primary       Purchase           Rapid      76.09 6.875     312,000  20020701   20320601   360
 6291973615        PUD         Primary       Purchase           Rapid      79.99 7.250     406,700  20020701   20320601   360
 6292877260   Single Family    Primary       Purchase           Rapid      57.86 6.750     526,000  20020601   20320501   360
 6293454549   Single Family    Primary       Purchase           Rapid      80.00 7.125     380,000  20020701   20320601   360
 6293770530   Single Family    Primary   Cash-out Refinance   Standard     68.91 7.000     450,000  20020701   20320601   360
 6294572018   Single Family    Primary       Purchase          Reduced     38.46 6.875     375,000  20020701   20320601   360
 6294702672        PUD         Primary   Cash-out Refinance    Reduced     46.87 6.750     375,000  20020701   20320601   360
 6295346529   Single Family    Primary       Refinance         Reduced     59.60 6.750     375,500  20020701   20320601   360
 6296170357        PUD         Primary       Purchase           Rapid      80.00 6.750     369,600  20020601   20320501   360
 6297497270   Single Family    Primary       Purchase           Rapid      80.00 7.000     376,000  20020701   20320601   360
 6298092393   Single Family    Primary   Cash-out Refinance   Standard     54.54 7.125     480,000  20020701   20320601   360
 6299566585   Single Family    Primary       Purchase         Standard     80.00 6.875     373,200  20020601   20320501   360
 6300974166        PUD         Primary       Refinance         Reduced     79.75 7.000     650,000  20020701   20320601   360
 6301755002        PUD         Primary       Refinance          Rapid      71.42 6.875     475,000  20020701   20320601   360
 6304274365   Single Family    Primary       Purchase           Rapid      72.07 7.000     400,000  20020701   20320601   360
 6306491728        PUD         Primary       Refinance        Standard     57.42 6.875     348,000  20020701   20320601   360
 6306562031   Single Family    Primary       Refinance        Standard     70.94 6.875     514,000  20020701   20320601   360
 6306657096   Single Family    Primary   Cash-out Refinance     Rapid      77.01 6.875     335,000  20020701   20320601   360
 6308296521   Single Family    Primary   Cash-out Refinance     Rapid      67.71 6.750     474,000  20020701   20320601   360
 6313324417   Single Family    Primary       Purchase         Standard     57.50 7.000     920,000  20020601   20320501   360
 6316602355   Single Family    Primary       Purchase         Standard     79.99 7.000     375,900  20020701   20320601   360
 6316953949   Single Family    Primary       Refinance        Standard     65.91 6.875     323,000  20020601   20320501   360
 6317066626   Single Family    Primary       Refinance         Reduced     57.57 6.875     339,700  20020701   20320601   360
 6317232178   Single Family    Primary       Refinance          Rapid      80.00 6.875     632,000  20020701   20320601   360
 6317666243        PUD        Secondary      Refinance     All Ready Home  49.07 7.000     800,000  20020701   20320601   360
 6320281386    Two Family      Primary   Cash-out Refinance   Standard     60.64 6.875     470,000  20020701   20320601   360
 6320666750    Condominium     Primary       Purchase         Standard     90.00 7.250     481,500  20020601   20320501   360
 6322834265   Single Family   Secondary  Cash-out Refinance    Reduced     58.48 7.000     444,500  20020701   20320601   360
 6327144272   Single Family    Primary       Refinance        Standard     76.21 7.000     375,000  20020701   20320601   360
 6327398548        PUD         Primary       Purchase           Rapid      69.78 6.875     425,000  20020701   20320601   360
 6328644726   Single Family    Primary       Purchase           Rapid      79.99 7.250     467,426  20020701   20320601   360
 6333716246   Single Family    Primary   Cash-out Refinance   Standard     77.97 7.250     400,000  20020601   20320501   360
 6334256804   Single Family   Secondary      Purchase           Rapid      84.09 6.875     370,000  20020701   20320601   360
 6334313548   Single Family    Primary       Purchase           Rapid      75.00 6.750     726,750  20020701   20320601   360
 6334324974        PUD         Primary   Cash-out Refinance    Reduced     52.07 6.750     565,000  20020701   20320601   360
 6334890719   Single Family   Secondary      Purchase           Rapid      80.00 6.875     367,280  20020701   20320601   360
 6336305435        PUD         Primary       Refinance         Reduced     58.64 7.000     377,674  20020701   20320601   360
 6336446122   Single Family    Primary       Refinance         Reduced     54.49 7.125     430,000  20020701   20320601   360
 6340142535        PUD         Primary       Purchase          Reduced     63.31 6.625     430,483  20020701   20320601   360
 6341678693        PUD         Primary       Purchase          Reduced     79.93 6.875     412,000  20020601   20320501   360
 6342803126   Single Family    Primary       Purchase           Rapid      95.00 7.000     375,250  20020701   20320601   360
 6344322497   Single Family    Primary       Refinance         Reduced     77.87 6.750     369,927  20020701   20320601   360
 6344345993   Single Family    Primary       Refinance          Rapid      78.81 7.125     532,000  20020701   20320601   360
 6344669764   Single Family    Primary       Purchase          Reduced     67.77 7.000     450,000  20020701   20320601   360
 6344970097        PUD         Primary       Purchase           Rapid      80.00 6.875     604,000  20020701   20320601   360
 6349102381   Single Family    Primary       Refinance        Standard     79.09 7.500     367,800  20020601   20320501   360
 6349172384   Single Family   Investor       Purchase         Standard     70.00 7.250     336,000  20020701   20320601   360
 6350752942   Single Family    Primary       Refinance        Standard     65.95 6.750     310,000  20020701   20320601   360
 6350903214   Single Family    Primary       Refinance         Reduced     33.09 6.875     455,000  20020701   20320601   360
 6350943442        PUD         Primary       Refinance         Reduced     70.25 6.875     333,709  20020701   20320601   360
 6354557933   Single Family    Primary       Purchase           Rapid      90.00 7.250     419,400  20020701   20320601   360
 6359033898   Single Family    Primary       Refinance         Reduced     70.16 6.875     435,000  20020701   20320601   360
 6359321806        PUD        Secondary  Cash-out Refinance     Rapid      55.17 7.000     400,000  20020701   20320601   360
 6363588192        PUD         Primary       Refinance         Reduced     71.07 7.250     398,000  20020601   20320501   360
 6365832291  High-Rise Condo  Secondary      Purchase           Rapid      75.00 7.375     686,250  20020701   20320601   360
 6368168370   Single Family   Investor       Purchase         Standard     67.39 7.625     465,000  20020601   20320501   360
 6368211139   Single Family    Primary       Refinance          Rapid      80.00 7.250     664,000  20020701   20320601   360
 6368720261   Single Family    Primary       Purchase           Rapid      53.47 6.750     500,000  20020701   20320601   360
 6369140188   Single Family    Primary   Cash-out Refinance   Standard     50.00 7.000     320,000  20020701   20320601   360
 6369539900   Single Family    Primary       Purchase           Rapid      73.52 6.750   1,000,000  20020701   20320601   360
 6371709426   Single Family    Primary   Cash-out Refinance   Standard     59.68 7.000     471,500  20020701   20320601   360
 6374365812        PUD         Primary       Purchase          Reduced     89.51 7.000     384,000  20020601   20320501   360
 6374795323   Single Family    Primary       Purchase         Standard     76.92 7.125     750,000  20020601   20320501   360
 6376618465   Single Family    Primary       Refinance          Rapid      39.88 6.750     797,749  20020701   20320601   360
 6377365090        PUD         Primary       Purchase           Rapid      80.00 6.875     416,000  20020601   20320501   360
 6377853137        PUD         Primary       Purchase           Rapid      80.00 7.500     392,000  20020601   20320501   360
 6379107052   Single Family    Primary       Purchase           Rapid      80.00 7.125     586,400  20020701   20320601   360
 6380414380        PUD         Primary       Refinance          Rapid      33.60 6.750     462,000  20020601   20320501   360
 6381213666   Single Family    Primary       Purchase         Standard     80.00 7.125     324,000  20020701   20320601   360
 6381467189   Single Family    Primary       Purchase          Reduced     68.18 6.750     750,000  20020701   20320601   360
 6383225965   Single Family    Primary   Cash-out Refinance    Reduced     54.56 6.750     532,000  20020701   20320601   360
 6384905987   Single Family    Primary   Cash-out Refinance   Standard     54.90 6.750     381,600  20020701   20320601   360
 6385209454   Single Family    Primary       Purchase         Standard     73.33 6.875     330,000  20020701   20320601   360
 6385808412   Single Family    Primary       Purchase           Rapid      62.96 6.500     425,000  20020601   20320501   360
 6386419607        PUD         Primary       Refinance         Reduced     52.94 7.250     360,000  20020601   20320501   360
 6387528950   Single Family    Primary       Purchase           Rapid      80.00 7.250     343,200  20020701   20220601   240
 6389963361        PUD        Investor       Purchase         Standard     49.23 7.000     400,000  20020701   20320601   360
 6392656986   Single Family    Primary       Refinance     All Ready Home  59.37 6.750     475,000  20020701   20220601   240
 6397776417   Single Family    Primary       Refinance          Rapid      69.68 6.875     655,000  20020601   20320501   360
 6404425917        PUD         Primary   Cash-out Refinance   Standard     75.00 7.125     472,500  20020701   20320601   360
 6404670090   Single Family    Primary       Refinance         Reduced     62.61 6.875     335,000  20020601   20320501   360
 6404840313   Single Family    Primary       Purchase           Rapid      58.82 6.625     500,000  20020701   20320601   360
 6405696797   Single Family    Primary       Refinance        Standard     62.00 6.750     558,000  20020701   20320601   360
 6407552345   Single Family    Primary   Cash-out Refinance   Standard     53.43 7.375     350,000  20020701   20320601   360
 6409238984   Single Family    Primary       Purchase           Rapid      80.00 7.250     360,840  20020701   20320601   360
 6410011727   Single Family    Primary       Refinance         Reduced     75.34 7.000     324,000  20020701   20320601   360
 6410126509   Single Family    Primary       Refinance          Rapid      75.00 6.875     900,000  20020701   20320601   360
 6411754747   Single Family    Primary       Purchase           Rapid      80.00 6.750     340,000  20020701   20320601   360
 6412391382        PUD         Primary       Purchase         Standard     80.00 6.500     372,000  20020601   20320501   360
 6414145885    Condominium     Primary       Purchase         Standard     56.99 6.875     375,000  20020601   20320501   360
 6417341762   Single Family    Primary       Refinance          Rapid      73.51 6.625     519,000  20020601   20320501   360
 6418129968   Single Family    Primary       Purchase          Reduced     80.00 6.875     479,200  20020601   20320501   360
 6421016590   Single Family    Primary       Refinance          Rapid      51.00 6.875     306,000  20020701   20320601   360
 6422965639   Single Family    Primary       Refinance          Rapid      46.24 6.750     365,300  20020701   20320601   360
 6423622551   Single Family    Primary   Cash-out Refinance   Standard     80.00 7.125     364,000  20020701   20320601   360
 6425817050        PUD         Primary       Purchase           Rapid      79.99 6.875     348,150  20020701   20320601   360
 6430255601   Single Family    Primary       Refinance         Reduced     45.33 6.875     748,000  20020701   20320601   360
 6432666409   Single Family    Primary       Refinance         Reduced     74.06 6.750     359,200  20020701   20320601   360
 6438716224   Single Family    Primary       Refinance        Standard     77.36 7.250     441,000  20020601   20320501   360
 6440407200   Single Family    Primary   Cash-out Refinance   Standard     71.38 7.250     303,400  20020701   20320601   360
 6441084032        PUD         Primary       Purchase           Rapid      73.26 6.250   1,000,000  20020701   20320601   360
 6441436737        PUD         Primary       Refinance        Standard     39.35 7.000     610,000  20020701   20320601   360
 6442167075   Single Family    Primary   Cash-out Refinance   Standard     80.00 6.875     324,000  20020601   20320501   360
 6442604937        PUD         Primary       Purchase          Reduced     80.00 6.875     448,000  20020701   20320601   360
 6446818111    Condominium    Secondary      Refinance        Standard     52.10 6.875     508,000  20020601   20320501   360
 6448466794   Single Family    Primary   Cash-out Refinance   Standard     80.00 6.750     360,000  20020701   20320601   360
 6449767455   Single Family    Primary   Cash-out Refinance     Rapid      66.66 6.750     420,000  20020701   20320601   360
 6450450215   Single Family    Primary       Purchase           Rapid      80.00 6.750     378,400  20020701   20320601   360
 6450889966   Single Family    Primary   Cash-out Refinance   Standard     64.00 7.250     400,000  20020701   20320601   360
 6453968692   Single Family    Primary       Purchase           Rapid      80.00 7.125     319,960  20020601   20320501   360
 6455146982   Single Family    Primary       Purchase           Rapid      80.00 6.625     455,200  20020701   20320601   360
 6455512126   Single Family    Primary       Refinance        Standard     76.90 6.875     596,000  20020601   20320501   360
 6456758579    Condominium     Primary       Purchase          Reduced     80.00 7.000     311,920  20020701   20320601   360
 6458372767   Single Family    Primary       Purchase           Rapid      80.00 6.750     380,000  20020701   20320601   360
 6458414098   Three Family     Primary       Refinance        Standard     65.00 7.250     650,000  20020701   20320601   360
 6458787782   Single Family    Primary       Refinance         Reduced     75.86 6.750     660,000  20020701   20320601   360
 6462330348        PUD         Primary       Purchase           Rapid      80.00 6.750     480,000  20020701   20320601   360
 6462361582        PUD         Primary       Purchase           Rapid      80.00 6.875     452,000  20020701   20320601   360
 6462687713        PUD         Primary       Purchase           Rapid      80.00 7.250     520,000  20020601   20320501   360
 6463303997   Single Family    Primary       Purchase           Rapid      80.00 7.000     392,000  20020601   20320501   360
 6466899801   Single Family    Primary       Purchase           Rapid      80.00 7.125     372,000  20020701   20320601   360
 6467155278   Single Family    Primary   Cash-out Refinance   Standard     54.95 7.000     577,000  20020701   20320601   360
 6467227093   Single Family    Primary       Purchase           Rapid      80.00 7.000     488,000  20020701   20320601   360
 6468798902        PUD         Primary       Purchase         Standard     80.00 6.875     460,000  20020601   20320501   360
 6468832297    Condominium     Primary       Refinance          Rapid      72.39 7.000     480,000  20020701   20320601   360
 6469735705        PUD         Primary       Refinance          Rapid      76.80 6.875     960,000  20020601   20320501   360
 6473625678   Single Family    Primary       Purchase          Reduced     80.00 6.875     372,000  20020701   20320601   360
 6475540586        PUD         Primary       Refinance        Standard     38.66 6.875     348,000  20020701   20320601   360
 6476413619   Single Family    Primary       Purchase           Rapid      80.00 7.000     438,000  20020701   20320601   360
 6476797565   Single Family    Primary       Refinance        Standard     84.18 6.750     463,000  20020701   20320601   360
 6478384859   Single Family    Primary       Purchase          Reduced     79.95 7.250     750,000  20020601   20320501   360
 6479071067   Single Family    Primary       Refinance         Reduced     47.50 6.875     380,000  20020701   20320601   360
 6480484994   Single Family    Primary       Refinance          Rapid      63.52 6.750     883,000  20020701   20320601   360
 6482156384        PUD         Primary   Cash-out Refinance     Rapid      41.81 6.875     460,000  20020701   20320601   360
 6482372163   Single Family   Secondary      Purchase         Standard     74.07 6.750     400,000  20020701   20320601   360
 6483713746   Single Family    Primary       Purchase         Standard     74.95 6.625     360,000  20020701   20320601   360
 6484735722   Single Family    Primary   Cash-out Refinance     Rapid      65.45 7.125     360,000  20020701   20320601   360
 6485024373   Single Family    Primary       Purchase          Reduced     80.00 7.500     644,000  20020701   20320601   360
 6485490400   Single Family    Primary   Cash-out Refinance     Rapid      66.08 6.875     380,000  20020701   20320601   360
 6485696139        PUD         Primary       Purchase          Reduced     70.00 6.875     476,000  20020701   20320601   360
 6485870734   Single Family    Primary       Purchase           Rapid      80.00 6.625     364,000  20020601   20320501   360
 6487194422        PUD         Primary       Purchase           Rapid      80.00 7.375     732,000  20020701   20320601   360
 6487408764   Single Family    Primary   Cash-out Refinance   Standard     64.70 7.000     550,000  20020701   20320601   360
 6489188349        PUD         Primary   Cash-out Refinance   Standard     58.82 7.125   1,000,000  20020701   20320601   360
 6489453412   Single Family    Primary   Cash-out Refinance    Reduced     56.75 6.875     420,000  20020701   20320601   360
 6490382535   Single Family    Primary       Purchase          Reduced     80.00 6.750     389,600  20020701   20320601   360
 6490766711   Single Family    Primary       Purchase           Rapid      66.36 6.750     365,000  20020701   20320601   360
 6490956890   Single Family    Primary       Refinance        Standard     57.69 6.875     750,000  20020701   20320601   360
 6491031578   Single Family    Primary       Purchase           Rapid      64.81 6.875     700,000  20020701   20320601   360
 6496857613        PUD         Primary       Refinance         Reduced     56.42 6.875     395,000  20020701   20320601   360
 6497431137   Single Family    Primary       Refinance        Standard     66.66 7.250   1,000,000  20020701   20320601   360
 6498734661   Single Family    Primary       Purchase          Reduced     80.00 6.750     412,000  20020701   20320601   360
 6498800108        PUD         Primary   Cash-out Refinance   Standard     64.28 6.750     450,000  20020701   20320601   360
 6500272346   Single Family    Primary       Refinance        Standard     47.61 6.750   1,000,000  20020701   20320601   360
 6504042430        PUD         Primary       Refinance          Rapid      80.00 7.125     560,000  20020601   20320501   360
 6509035538        PUD         Primary       Purchase           Rapid      80.00 7.000     480,000  20020701   20320601   360
 6510122531  High-Rise Condo   Primary       Purchase          Reduced     69.98 7.125     363,200  20020701   20320601   360
 6510189662        PUD         Primary       Purchase           Rapid      95.00 7.125     318,250  20020701   20320601   360
 6512896058   Single Family   Investor       Refinance        Standard     67.08 7.125     530,000  20020701   20320601   360
 6514152070        PUD         Primary       Refinance         Reduced     55.62 6.875     435,000  20020701   20320601   360
 6520238293   Single Family    Primary       Purchase          Reduced     80.00 6.625     440,800  20020701   20320601   360
 6520865475   Single Family    Primary       Purchase           Rapid      53.27 6.875     325,000  20020701   20320601   360
 6523402250   Single Family    Primary       Purchase          Reduced     80.00 7.000     380,000  20020701   20320601   360
 6524376008   Single Family    Primary   Cash-out Refinance     Rapid      67.65 6.625     348,400  20020701   20320601   360
 6524558308   Single Family    Primary       Refinance          Rapid      75.25 6.875     372,500  20020701   20320601   360
 6524795835   Single Family    Primary       Purchase           Rapid      80.00 6.875     545,280  20020701   20320601   360
 6526705634   Single Family    Primary       Purchase           Rapid      80.00 7.125     360,000  20020701   20320601   360
 6527135419   Single Family    Primary   Cash-out Refinance   Standard     70.00 6.625     549,500  20020701   20320601   360
 6528411926   Single Family    Primary       Refinance          Rapid      50.68 6.625     370,000  20020601   20320501   360
 6533772973   Single Family    Primary       Refinance        Standard     32.03 6.875     780,000  20020701   20320601   360
 6536317065   Single Family    Primary       Refinance          Rapid      70.00 7.000     490,000  20020701   20320601   360
 6537567734        PUD         Primary       Purchase          Reduced     71.94 6.750     359,000  20020701   20320601   360
 6538119360   Single Family    Primary       Purchase           Rapid      80.00 7.500     600,000  20020701   20320601   360
 6539440716   Single Family    Primary       Refinance         Reduced     65.94 6.875     455,000  20020701   20320601   360
 6540243240    Condominium    Investor       Purchase         Standard     70.00 7.125     378,700  20020701   20320601   360
 6540590574   Single Family   Secondary      Purchase           Rapid      80.00 7.125     600,000  20020701   20320601   360
 6540758981   Single Family    Primary       Refinance          Rapid      50.00 6.875   1,000,000  20020701   20320601   360
 6541141203        PUD         Primary       Purchase           Rapid      75.27 7.000     650,000  20020701   20320601   360
 6544031260        PUD         Primary       Purchase          Reduced     41.86 7.000     450,000  20020701   20320601   360
 6545040823   Single Family   Investor       Purchase         Standard     70.00 7.000     367,500  20020701   20320601   360
 6545818319        PUD        Secondary      Purchase           Rapid      80.00 7.125     600,000  20020701   20320601   360
 6547793890   Single Family    Primary       Purchase           Rapid      80.00 6.750     600,000  20020701   20320601   360
 6548222691        PUD         Primary       Purchase          Reduced     80.00 6.750     380,000  20020701   20320601   360
 6548270427        PUD         Primary       Purchase           Rapid      74.07 6.750     600,000  20020701   20320601   360
 6548430138   Single Family    Primary   Cash-out Refinance   Standard     69.90 7.000     489,300  20020701   20320601   360
 6548856878        PUD         Primary       Refinance         Reduced     80.00 7.000     616,000  20020701   20320601   360
 6549006242   Single Family    Primary       Refinance          Rapid      76.29 7.000     383,000  20020701   20320601   360
 6550332297   Single Family    Primary       Purchase          Reduced     80.00 7.125     540,000  20020601   20320501   360
 6551615534   Single Family    Primary       Purchase           Rapid      80.00 6.875     592,800  20020601   20320501   360
 6551973016   Single Family    Primary       Purchase           Rapid      50.82 6.750     460,000  20020701   20320601   360
 6554392495   Single Family    Primary       Refinance     All Ready Home  51.47 6.875     875,000  20020701   20320601   360
 6555548335   Single Family    Primary       Refinance         Reduced     62.37 6.875     378,000  20020601   20320501   360
 6555594255        PUD         Primary       Purchase          Reduced     78.03 6.875     350,000  20020701   20320601   360
 6558457948   Single Family    Primary       Purchase         Standard     80.00 6.875     411,846  20020701   20320601   360
 6558691066   Single Family    Primary   Cash-out Refinance     Rapid      68.18 7.000     420,000  20020701   20320601   360
 6558858285   Single Family    Primary       Refinance          Rapid      63.10 6.875     650,000  20020701   20270601   300
 6559412041   Single Family    Primary       Purchase           Rapid      80.00 6.875     364,000  20020701   20320601   360
 6560235233   Single Family    Primary       Refinance     All Ready Home  13.80 7.000     925,000  20020701   20320601   360
 6561024289   Single Family    Primary       Purchase           Rapid      80.00 6.750     520,000  20020701   20320601   360
 6568518044   Single Family    Primary       Refinance        Standard     57.32 6.750     900,000  20020701   20320601   360
 6568947631        PUD         Primary       Purchase           Rapid      80.00 6.625     720,000  20020701   20320601   360
 6569046912        PUD         Primary       Refinance         Reduced     72.17 6.750     415,000  20020701   20320601   360
 6571457925        PUD         Primary   Cash-out Refinance   Standard     73.80 6.875     465,000  20020701   20320601   360
 6571598496    Condominium     Primary       Purchase           Rapid      80.00 6.875     328,000  20020701   20320601   360
 6571614889   Single Family    Primary       Refinance        Standard     80.00 7.125     720,000  20020601   20320501   360
 6572309612   Single Family    Primary       Purchase           Rapid      77.41 6.625     360,000  20020701   20320601   360
 6572594999    Condominium     Primary       Purchase         Standard     80.00 7.250     329,600  20020701   20320601   360
 6575251746   Single Family    Primary       Purchase           Rapid      80.00 7.000     608,000  20020601   20320501   360
 6576377995   Single Family    Primary       Purchase           Rapid      80.00 7.125     444,000  20020601   20320501   360
 6576947250   Single Family    Primary   Cash-out Refinance   Standard     77.54 7.000     325,700  20020601   20320501   360
 6577633719   Single Family    Primary       Refinance        Standard     79.97 7.250     329,500  20020601   20320501   360
 6579675395        PUD         Primary       Purchase          Reduced     80.00 6.625     540,000  20020601   20320501   360
 6580423348        PUD         Primary       Purchase          Reduced     59.24 6.750     404,000  20020701   20320601   360
 6580862115        PUD         Primary       Purchase          Reduced     80.00 6.375     368,000  20020701   20320601   360
 6581586986   Single Family    Primary       Purchase           Rapid      78.94 7.125     750,000  20020701   20320601   360
 6582740376    Condominium    Secondary      Refinance         Reduced     65.00 7.250     325,000  20020701   20320601   360
 6582757719        PUD         Primary       Purchase          Reduced     80.00 6.750     336,000  20020701   20320601   360
 6583395048   Single Family    Primary       Purchase         Standard     79.99 6.875     630,338  20020701   20320601   360
 6585370288   Single Family    Primary       Purchase           Rapid      79.78 6.750     750,000  20020701   20320601   360
 6588543543   Single Family    Primary       Purchase           Rapid      78.31 7.000     650,000  20020701   20320601   360
 6590544455   Single Family    Primary       Purchase           Rapid      75.00 6.750     975,000  20020701   20320601   360
 6591712762   Single Family   Secondary      Refinance         Reduced     66.56 6.875     525,000  20020701   20320601   360
 6592132374   Single Family    Primary       Purchase         Standard     80.00 7.000     508,000  20020701   20320601   360
 6593614313   Single Family    Primary       Purchase           Rapid      79.58 6.750     380,000  20020601   20320501   360
 6593706838   Single Family    Primary       Purchase         Standard     80.00 6.750     540,000  20020701   20320601   360
 6594267954   Single Family    Primary       Purchase           Rapid      75.00 6.875     918,750  20020701   20320601   360
 6594784644        PUD         Primary   Cash-out Refinance     Rapid      60.00 7.000     450,000  20020701   20320601   360
 6594959709   Single Family    Primary       Refinance          Rapid      80.00 6.750     500,000  20020701   20320601   360
 6596832441   Single Family    Primary       Purchase          Reduced     63.57 6.750     350,000  20020601   20320501   360
 6597913570   Single Family    Primary       Refinance        Standard     66.66 7.000   1,000,000  20020601   20320501   360
 6598190632        PUD         Primary       Purchase         Standard     80.00 6.875     425,600  20020601   20320501   360
 6599687701   Single Family   Secondary      Refinance         Reduced     28.09 6.625     377,000  20020701   20320601   360
 6599930523   Single Family   Secondary      Purchase           Rapid      80.00 6.875     628,000  20020701   20320601   360
 6601008318        PUD         Primary       Refinance     All Ready Home  63.64 6.875     821,000  20020701   20320601   360
 6601122481   Single Family    Primary   Cash-out Refinance   Standard     74.63 7.000     362,000  20020701   20320601   360
 6601684860   Single Family    Primary       Refinance         Reduced     80.00 6.875     328,000  20020701   20320601   360
 6603666261   Single Family    Primary       Purchase           Rapid      63.62 6.875     874,500  20020701   20320601   360
 6606482849   Single Family    Primary       Purchase           Rapid      80.00 7.125     320,000  20020601   20320501   360
 6606835566        PUD         Primary   Cash-out Refinance     Rapid      73.91 7.000     425,000  20020701   20320601   360
 6607876239   Single Family    Primary   Cash-out Refinance   Standard     80.00 7.375     480,000  20020601   20320501   360
 6610373489        PUD         Primary   Cash-out Refinance   Standard     64.39 6.875     425,000  20020701   20320601   360
 6612419710   Single Family    Primary       Refinance         Reduced     33.30 6.750     433,000  20020701   20320601   360
 6612630506        PUD        Secondary      Purchase           Rapid      73.43 7.000     940,000  20020601   20320501   360
 6612896883   Single Family    Primary       Purchase         Standard     95.00 7.375     361,000  20020601   20320501   360
 6612897634    Condominium     Primary       Purchase           Rapid      68.34 6.875     313,000  20020701   20320601   360
 6613407706        PUD         Primary       Refinance          Rapid      63.46 6.750     358,600  20020701   20320601   360
 6613546164   Single Family    Primary       Purchase           Rapid      80.00 7.250     440,000  20020601   20320501   360
 6613574976   Single Family    Primary       Refinance        Standard     80.00 7.000     448,000  20020701   20320601   360
 6614113865   Single Family    Primary       Purchase         Standard     80.00 6.875     336,800  20020701   20320601   360
 6614180211   Single Family    Primary       Refinance        Standard     36.22 6.750     788,000  20020701   20320601   360
 6615077812   Single Family    Primary       Refinance          Rapid      69.91 6.750     395,000  20020701   20320601   360
 6616943442        PUD         Primary       Purchase         Standard     80.00 7.000     990,000  20020601   20320501   360
 6618881491        PUD         Primary       Purchase           Rapid      78.94 7.000     750,000  20020601   20320501   360
 6619348649   Single Family    Primary   Cash-out Refinance   Standard     70.00 7.500     583,800  20020701   20320601   360
 6619521732   Single Family    Primary       Purchase           Rapid      77.72 6.500     750,000  20020701   20320601   360
 6622399670        PUD         Primary       Refinance          Rapid      76.51 6.750     340,500  20020601   20320501   360
 6624144728   Single Family    Primary   Cash-out Refinance     Rapid      65.35 7.125     500,000  20020601   20320501   360
 6624559081   Single Family    Primary       Refinance         Reduced     55.55 6.875     350,000  20020701   20320601   360
 6624666555  High-Rise Condo   Primary       Refinance         Reduced     26.66 6.875     400,000  20020701   20320601   360
 6631554547        PUD         Primary       Refinance     All Ready Home  57.22 6.750     815,500  20020601   20320501   360
 6632227176    Condominium    Secondary      Purchase           Rapid      80.00 6.875     700,000  20020701   20320601   360
 6632980444   Single Family    Primary       Refinance          Rapid      64.22 6.750     395,000  20020701   20320601   360
 6633230682   Single Family    Primary       Refinance          Rapid      37.83 6.875     420,000  20020701   20320601   360
 6633569832   Single Family    Primary       Refinance          Rapid      42.19 7.000     384,000  20020701   20320601   360
 6634193046    Two Family      Primary       Refinance        Standard     60.10 7.000     580,000  20020601   20320501   360
 6635385393   Single Family    Primary       Refinance        Standard     55.68 6.750     475,000  20020701   20320601   360
 6637547560        PUD         Primary       Refinance        Standard     75.00 6.875     862,500  20020701   20320601   360
 6639308672   Single Family    Primary       Refinance         Reduced     69.11 6.750     311,000  20020701   20320601   360
 6639557583        PUD         Primary       Purchase           Rapid      80.00 6.875     478,400  20020601   20320501   360
 6640049588   Single Family    Primary       Purchase         Standard     80.00 6.875     436,000  20020701   20320601   360
 6641090490   Single Family    Primary       Refinance          Rapid      70.65 6.875     650,000  20020601   20320501   360
 6641500183   Single Family    Primary       Refinance         Reduced     79.51 6.875     461,208  20020701   20320601   360
 6642835489    Condominium    Secondary      Purchase           Rapid      59.86 7.500     447,500  20020701   20320601   360
 6643869321   Single Family    Primary       Refinance         Reduced     77.11 6.875     401,000  20020701   20320601   360
 6644569714   Single Family    Primary   Cash-out Refinance     Rapid      64.65 6.750     375,000  20020601   20320501   360
 6646109634   Single Family    Primary       Purchase           Rapid      80.00 7.000     460,000  20020701   20320601   360
 6648312053   Single Family    Primary       Purchase          Reduced     80.00 7.250     335,976  20020601   20320501   360
 6649821664   Single Family    Primary       Refinance        Standard     78.60 6.875     660,250  20020701   20320601   360
 6652504835   Single Family    Primary       Purchase           Rapid      62.50 7.125   1,000,000  20020601   20320501   360
 6654005799   Single Family    Primary   Cash-out Refinance   Standard     63.69 7.125     621,000  20020701   20320601   360
 6654048401   Single Family    Primary       Purchase          Reduced     76.30 7.000     715,000  20020601   20320501   360
 6654295101   Single Family    Primary       Purchase           Rapid      80.00 6.875     584,000  20020701   20320601   360
 6654881942   Single Family    Primary   Cash-out Refinance     Rapid      68.00 6.875     510,000  20020701   20320601   360
 6655238845   Single Family    Primary       Purchase           Rapid      80.00 7.000     498,400  20020601   20320501   360
 6659746470   Single Family    Primary       Refinance        Standard     64.06 6.875     615,000  20020601   20320501   360
 6662044608   Single Family    Primary   Cash-out Refinance   Standard     62.20 7.000     444,800  20020701   20320601   360
 6662718474   Single Family    Primary   Cash-out Refinance     Rapid      62.50 6.875     750,000  20020701   20320601   360
 6664215289   Single Family    Primary       Refinance          Rapid      46.32 6.875     359,000  20020701   20320601   360
 6667797622   Single Family   Secondary      Purchase          Reduced     80.00 6.875     355,200  20020701   20320601   360
 6668491795   Single Family    Primary   Cash-out Refinance    Reduced     46.66 7.000     350,000  20020701   20320601   360
 6668647685        PUD         Primary       Purchase           Rapid      69.99 6.875     489,900  20020701   20320601   360
 6669102490   Single Family    Primary       Purchase           Rapid      80.00 7.000     428,000  20020601   20320501   360
 6670522595   Single Family    Primary   Cash-out Refinance     Rapid      51.72 7.125     450,000  20020701   20320601   360
 6670850723   Single Family    Primary       Purchase          Reduced     41.23 6.250     400,000  20020701   20320601   360
 6673770381   Single Family    Primary       Purchase           Rapid      66.03 7.000     525,000  20020701   20320601   360
 6673795412        PUD         Primary       Purchase         Standard     71.51 7.125     990,750  20020701   20320601   360
 6674844169   Single Family    Primary       Refinance         Reduced     75.47 6.750     400,000  20020701   20320601   360
 6678320091    Condominium     Primary       Refinance         Reduced     70.61 7.250     462,500  20020701   20320601   360
 6678943264   Single Family    Primary   Cash-out Refinance     Rapid      80.00 6.625     356,000  20020701   20320601   360
 6680683403        PUD         Primary       Purchase           Rapid      80.00 6.875     454,720  20020701   20320601   360
 6683687161   Single Family    Primary       Refinance          Rapid      60.86 6.875     350,000  20020701   20320601   360
 6683833351    Two Family      Primary       Refinance     All Ready Home  61.84 7.250     402,000  20020601   20320501   360
 6684390674        PUD         Primary       Purchase           Rapid      89.99 7.250     473,700  20020601   20320501   360
 6684624080   Single Family    Primary       Purchase           Rapid      75.00 6.750     825,000  20020701   20320601   360
 6685250208   Single Family    Primary       Refinance        Standard     76.60 6.875     394,500  20020701   20320601   360
 6685442698        PUD         Primary       Purchase         Standard     80.00 7.000     463,200  20020701   20320601   360
 6686634764   Single Family    Primary       Purchase         Standard     58.82 6.750   1,000,000  20020601   20320501   360
 6687371085   Single Family    Primary   Cash-out Refinance     Rapid      80.00 7.000     369,600  20020701   20320601   360
 6692513481   Single Family    Primary       Purchase         Standard     80.00 7.000     324,000  20020701   20320601   360
 6694398261   Single Family    Primary       Refinance        Standard     50.97 7.000     418,000  20020601   20320501   360
 6694650810   Single Family    Primary       Purchase           Rapid      58.77 6.875     335,000  20020601   20320501   360
 6694831758        PUD         Primary       Purchase         Standard     80.00 7.000     328,000  20020601   20320501   360
 6695027687   Single Family    Primary   Cash-out Refinance    Reduced     71.51 6.875     325,000  20020701   20320601   360
 6695925435        PUD        Secondary      Refinance          Rapid      64.08 6.875     737,000  20020701   20320601   360
 6696516019   Single Family    Primary       Purchase           Rapid      80.00 6.750     524,000  20020701   20320601   360
 6700850388   Single Family    Primary       Purchase           Rapid      50.56 7.000     450,000  20020701   20320601   360
 6701393768   Single Family    Primary       Refinance        Standard     76.08 6.875     350,000  20020601   20320501   360
 6701433564   Single Family    Primary   Cash-out Refinance   Standard     18.75 7.125     750,000  20020701   20320601   360
 6702304756   Single Family    Primary       Purchase         Standard     80.00 6.750     488,000  20020701   20320601   360
 6704274668   Single Family    Primary   Cash-out Refinance     Rapid      50.76 6.750     660,000  20020701   20320601   360
 6704511960   Single Family    Primary   Cash-out Refinance   Standard     70.00 6.875     595,000  20020701   20320601   360
 6705973862   Single Family    Primary       Refinance         Reduced     76.66 7.375     345,000  20020701   20320601   360
 6706493878        PUD         Primary       Purchase          Reduced     79.99 7.125     431,600  20020601   20320501   360
 6707929060   Single Family    Primary       Refinance        Standard     73.26 6.750     337,000  20020701   20270601   300
 6708599375   Single Family   Secondary      Purchase           Rapid      80.00 7.250     516,000  20020701   20320601   360
 6711407665   Single Family    Primary   Cash-out Refinance   Standard     53.57 6.750     750,000  20020701   20320601   360
 6711424421   Single Family    Primary       Purchase          Reduced     79.99 6.875     369,046  20020701   20320601   360
 6711723111        PUD         Primary       Refinance          Rapid      61.53 7.000     440,000  20020701   20320601   360
 6714784979    Condominium    Secondary      Purchase          Reduced     80.00 7.000     348,000  20020701   20320601   360
 6719675198   Single Family    Primary       Purchase         Standard     80.00 7.000     458,000  20020701   20320601   360
 6721329016        PUD         Primary       Purchase          Reduced     80.00 6.875     336,000  20020601   20320501   360
 6722441968    Condominium     Primary       Purchase           Rapid      80.00 7.125     334,000  20020701   20320601   360
 6723127293   Single Family    Primary       Purchase          Reduced     80.00 6.750     400,000  20020701   20320601   360
 6723984354   Single Family    Primary       Refinance         Reduced     66.66 6.875     500,000  20020701   20320601   360
 6724208100   Three Family     Primary       Purchase         Standard     80.00 7.125     516,800  20020701   20320601   360
 6724546020        PUD         Primary       Purchase          Reduced     90.00 7.125     328,500  20020701   20320601   360
 6726913186    Condominium     Primary       Purchase           Rapid      80.00 6.875     320,000  20020601   20320501   360
 6728070217   Single Family    Primary       Purchase           Rapid      70.00 7.000     378,000  20020701   20320601   360
 6728263762   Single Family    Primary       Purchase           Rapid      80.00 6.875     450,000  20020701   20320601   360
 6728399590   Single Family    Primary       Refinance        Standard     57.94 6.875     591,000  20020701   20320601   360
 6729299187   Single Family    Primary   Cash-out Refinance    Reduced     45.10 7.000     327,000  20020701   20320601   360
 6730347363   Single Family   Secondary      Refinance          Rapid      40.80 6.875     634,500  20020701   20320601   360
 6733627605        PUD         Primary       Purchase           Rapid      79.99 7.000     359,900  20020601   20320501   360
 6733870130   Single Family    Primary       Refinance          Rapid      50.89 6.750     432,600  20020701   20320601   360
 6734163956        PUD         Primary       Refinance        Standard     47.02 6.875     987,500  20020701   20320601   360
 6734206128   Single Family    Primary       Purchase          Reduced     79.99 6.500     552,966  20020701   20320601   360
 6737340932        PUD         Primary       Purchase          Reduced     80.00 6.875     516,000  20020601   20320501   360
 6743711621   Single Family    Primary       Refinance          Rapid      75.00 7.125     825,000  20020701   20320601   360
 6744962371   Single Family    Primary       Refinance         Reduced     77.33 6.875     464,000  20020701   20320601   360
 6745371168        PUD         Primary       Purchase          Reduced     70.82 7.250     342,000  20020701   20320601   360
 6746470951   Single Family    Primary       Purchase           Rapid      65.21 7.125     750,000  20020701   20320601   360
 6746534434   Single Family    Primary   Cash-out Refinance   Standard     57.16 7.000     415,000  20020601   20320501   360
 6746815254        PUD        Secondary      Purchase           Rapid      72.65 7.000     372,000  20020701   20320601   360
 6749401557   Single Family    Primary       Refinance        Standard     73.46 6.750     753,000  20020701   20220601   240
 6750500214   Single Family    Primary       Purchase           Rapid      80.00 7.000     463,200  20020701   20320601   360
 6750718022   Single Family    Primary       Purchase         Standard     34.48 6.875   1,000,000  20020701   20320601   360
 6752546496   Single Family    Primary       Purchase           Rapid      79.91 7.125     360,000  20020601   20320501   360
 6753343547        PUD         Primary       Refinance         Reduced     69.24 6.875     456,999  20020701   20320601   360
 6753404802    Condominium     Primary       Purchase           Rapid      80.00 6.750     590,400  20020701   20320601   360
 6754111604   Single Family    Primary   Cash-out Refinance   Standard     74.07 7.000     400,000  20020601   20320501   360
 6756977267   Single Family    Primary       Refinance        Standard     67.34 6.875   1,000,000  20020601   20320501   360
 6758608795   Single Family    Primary   Cash-out Refinance     Rapid      48.96 6.875     710,000  20020701   20320601   360
 6764305550   Single Family    Primary       Refinance          Rapid      48.95 6.875     350,000  20020601   20320501   360
 6764471907   Single Family    Primary       Purchase           Rapid      80.00 6.875     500,000  20020701   20320601   360
 6765659518        PUD         Primary       Purchase           Rapid      80.00 6.875     424,000  20020701   20320601   360
 6768371301   Single Family    Primary   Cash-out Refinance     Rapid      58.33 6.750     350,000  20020701   20320601   360
 6770445473   Single Family    Primary       Refinance         Reduced     71.87 7.250     575,009  20020701   20320601   360
 6772110026        PUD         Primary   Cash-out Refinance    Reduced     74.07 6.875     400,000  20020701   20320601   360
 6772462070        PUD         Primary   Cash-out Refinance     Rapid      44.77 7.000     750,000  20020701   20320601   360
 6773258451   Single Family    Primary       Purchase         Standard     80.00 6.875     536,000  20020701   20320601   360
 6773549958   Single Family    Primary       Purchase           Rapid      80.00 7.125     310,400  20020601   20320501   360
 6774221458   Single Family    Primary       Purchase          Reduced     74.98 6.875     351,700  20020601   20320501   360
 6775392720   Single Family    Primary       Purchase           Rapid      28.67 7.000     400,000  20020601   20320501   360
 6775851410   Single Family    Primary       Refinance          Rapid      53.44 6.750     489,000  20020701   20320601   360
 6776728898   Single Family    Primary   Cash-out Refinance   Standard     61.33 6.875     368,000  20020701   20320601   360
 6777857092    Condominium     Primary       Purchase         Standard     80.00 6.875     332,000  20020701   20320601   360
 6779954251   Single Family    Primary       Refinance          Rapid      31.38 6.875     565,000  20020701   20320601   360
 6780964968        PUD         Primary       Refinance          Rapid      72.80 7.000     455,000  20020701   20320601   360
 6781491318   Single Family    Primary       Refinance          Rapid      78.50 6.875     482,000  20020701   20320601   360
 6783064857   Single Family   Investor       Refinance        Standard     70.00 7.125     392,000  20020701   20320601   360
 6784649607   Single Family    Primary       Purchase         Standard     94.98 7.000     400,000  20020701   20320601   360
 6785672756        PUD         Primary       Purchase          Reduced     57.44 6.500     405,000  20020701   20320601   360
 6785795524   Single Family    Primary       Purchase         Standard     80.00 6.750     548,000  20020701   20320601   360
 6788873500   Single Family    Primary   Cash-out Refinance     Rapid      56.37 6.750     420,000  20020701   20320601   360
 6789807390   Single Family    Primary       Purchase          Reduced     80.00 7.500     545,600  20020601   20320501   360
 6791742775   Single Family    Primary       Refinance         Reduced     65.63 6.875     472,600  20020701   20320601   360
 6793024230   Single Family    Primary       Refinance         Reduced     71.42 6.750     400,000  20020701   20320601   360
 6793496719    Condominium     Primary       Purchase          Reduced     80.00 7.000     342,400  20020701   20320601   360
 6793595106   Single Family   Secondary      Purchase          Reduced     79.98 7.625     380,518  20020701   20320601   360
 6798152374   Single Family    Primary       Purchase           Rapid      43.90 6.750     450,000  20020601   20320501   360
 6799169344   Single Family    Primary   Cash-out Refinance    Reduced     51.23 6.875     333,000  20020701   20320601   360
 6800175868   Single Family    Primary       Purchase         Standard     80.00 7.000     534,000  20020701   20320601   360
 6800529320   Single Family    Primary       Purchase           Rapid      80.00 7.000     424,000  20020601   20320501   360
 6804197512    Condominium     Primary       Purchase           Rapid      80.00 7.000     436,000  20020701   20320601   360
 6804445010        PUD         Primary       Refinance        Standard     70.43 6.875     355,000  20020701   20320601   360
 6804457593        PUD         Primary   Cash-out Refinance     Rapid      58.73 6.750     616,700  20020701   20320601   360
 6804595012   Single Family    Primary       Refinance          Rapid      44.00 6.625     550,000  20020701   20320601   360
 6805493944   Single Family    Primary       Purchase          Reduced     95.00 7.375     318,250  20020701   20320601   360
 6806536626        PUD         Primary       Refinance         Reduced     70.86 6.875     460,650  20020701   20320601   360
 6806990484   Single Family    Primary       Refinance         Reduced     43.85 6.750     394,666  20020701   20320601   360
 6807980575   Single Family    Primary       Refinance        Standard     80.00 7.250     640,000  20020701   20320601   360
 6808558180   Single Family    Primary   Cash-out Refinance    Reduced     61.20 7.000     355,000  20020701   20320601   360
 6810899671   Single Family    Primary       Purchase           Rapid      80.00 6.625     356,000  20020701   20320601   360
 6812447776        PUD         Primary   Cash-out Refinance     Rapid      78.78 7.500     390,000  20020601   20320501   360
 6812924139   Single Family    Primary       Refinance         Reduced     44.03 7.250     387,500  20020701   20320601   360
 6819667566   Single Family    Primary   Cash-out Refinance     Rapid      50.00 6.750     400,000  20020701   20320601   360
 6819945640   Single Family    Primary       Refinance          Rapid      54.35 7.250     924,000  20020601   20320501   360
 6821422851   Single Family    Primary   Cash-out Refinance    Reduced     76.93 6.750     377,000  20020701   20320601   360
 6822435928   Single Family   Secondary      Refinance         Reduced     78.59 6.875     609,100  20020701   20320601   360
 6823510794   Single Family    Primary       Purchase           Rapid      73.21 7.250     922,500  20020601   20320501   360
 6823878100        PUD         Primary       Refinance         Reduced     53.91 6.875     310,000  20020701   20320601   360
 6826159581   Single Family    Primary       Purchase          Reduced     65.93 6.875     600,000  20020701   20320601   360
 6828309929        PUD         Primary       Purchase           Rapid      77.34 6.750     635,000  20020701   20320601   360
 6832139148   Single Family    Primary   Cash-out Refinance    Reduced     65.85 6.750     540,000  20020701   20320601   360
 6833001057   Single Family    Primary       Purchase         Standard     75.00 6.875     806,250  20020701   20320601   360
 6833233635   Single Family    Primary       Refinance         Reduced     68.30 6.875     485,000  20020701   20320601   360
 6834174549    Two Family      Primary   Cash-out Refinance   Standard     71.09 7.000     455,000  20020601   20320501   360
 6835348035   Single Family    Primary       Purchase         Standard     80.00 6.875     712,000  20020701   20320601   360
 6838409891   Single Family    Primary       Refinance          Rapid      29.64 6.625     830,000  20020701   20320601   360
 6840193699   Single Family   Secondary      Refinance          Rapid      69.76 7.000     600,000  20020701   20320601   360
 6840453697        PUD         Primary       Purchase           Rapid      77.61 7.000     438,500  20020701   20320601   360
 6841837963   Single Family    Primary       Refinance        Standard     38.42 6.750     365,000  20020701   20320601   360
 6842349125   Single Family    Primary   Cash-out Refinance   Standard     66.66 6.750     350,000  20020601   20320501   360
 6842724061   Single Family    Primary       Refinance         Reduced     77.14 6.875     432,000  20020601   20320501   360
 6842772755   Single Family    Primary       Purchase          Reduced     77.47 7.000     301,000  20020601   20320501   360
 6843170124   Single Family    Primary       Refinance          Rapid      32.25 7.125   1,000,000  20020601   20320501   360
 6843451144   Single Family    Primary       Purchase           Rapid      80.00 6.875     695,200  20020601   20320501   360
 6845061016        PUD         Primary       Refinance          Rapid      60.96 6.875     317,000  20020701   20220601   240
 6845768826   Single Family    Primary   Cash-out Refinance     Rapid      60.00 7.250     450,000  20020701   20320601   360
 6845848693   Single Family    Primary       Refinance        Standard     69.16 7.625     397,000  20020601   20320501   360
 6846173448        PUD         Primary   Cash-out Refinance     Rapid      68.75 7.250     385,000  20020701   20320601   360
 6846180179        PUD         Primary       Purchase           Rapid      89.99 7.500     353,301  20011001   20320501   360
 6846301916   Single Family    Primary       Refinance         Reduced     50.15 7.125     326,000  20020701   20320601   360
 6846429055   Single Family    Primary       Refinance          Rapid      68.39 7.000     435,000  20020701   20320601   360
 6848949597        PUD         Primary       Purchase           Rapid      42.55 6.625     500,000  20020601   20320501   360
 6849610941   Single Family    Primary       Purchase          Reduced     79.87 6.750     520,000  20020701   20320601   360
 6849859944        PUD         Primary       Purchase           Rapid      78.23 7.000     399,000  20020701   20320601   360
 6854303853   Single Family    Primary       Purchase          Reduced     80.00 7.125     312,000  20020701   20320601   360
 6855599855   Single Family    Primary       Purchase         Standard     80.00 7.250     485,600  20020601   20320501   360
 6855950793        PUD         Primary       Purchase          Reduced     80.00 6.875     370,400  20020701   20320601   360
 6857174905   Single Family    Primary       Refinance         Reduced     53.84 6.875     350,000  20020701   20320601   360
 6858100628        PUD         Primary       Purchase          Reduced     80.00 6.750     316,400  20020701   20320601   360
 6859373836   Single Family    Primary       Purchase           Rapid      62.85 6.875     550,000  20020701   20320601   360
 6859755529   Single Family    Primary       Purchase          Reduced     80.00 6.875     740,000  20020701   20320601   360
 6862171987   Single Family    Primary       Purchase           Rapid      80.00 7.000     398,400  20020701   20320601   360
 6862777056        PUD         Primary       Refinance         Reduced     54.05 6.750     386,500  20020601   20320501   360
 6863306541   Single Family    Primary   Cash-out Refinance   Standard     75.00 6.875     427,500  20020701   20320601   360
 6863679640   Single Family    Primary   Cash-out Refinance     Rapid      70.40 6.750     440,000  20020701   20320601   360
 6863761752   Single Family    Primary       Purchase         Standard     73.24 6.625     547,500  20020701   20320601   360
 6864618316   Single Family    Primary       Purchase          Reduced     80.00 6.750     340,000  20020701   20320601   360
 6867048289   Single Family    Primary       Refinance          Rapid      67.32 6.750     375,000  20020701   20320601   360
 6867507052   Single Family    Primary       Refinance          Rapid      52.48 6.750     370,000  20020701   20320601   360
 6867636612        PUD         Primary       Purchase          Reduced     80.00 7.000     360,000  20020701   20320601   360
 6869342086        PUD        Secondary      Purchase         Standard     80.00 7.500     520,000  20020701   20320601   360
 6870114029   Single Family    Primary       Purchase           Rapid      57.69 6.750     350,000  20020601   20320501   360
 6870170260    Condominium     Primary       Purchase           Rapid      79.38 7.125     448,500  20020701   20320601   360
 6870293120   Single Family    Primary       Refinance         Reduced     76.48 6.750     426,000  20020701   20320601   360
 6871140080        PUD         Primary       Refinance          Rapid      72.82 6.750     728,200  20020701   20320601   360
 6872586380   Single Family    Primary       Purchase           Rapid      79.98 6.750     604,400  20020701   20320601   360
 6872697740   Single Family    Primary       Purchase           Rapid      79.99 6.750     386,900  20020701   20320601   360
 6873972373   Single Family    Primary       Purchase          Reduced     80.00 7.250     508,000  20020701   20320601   360
 6874679084        PUD         Primary       Purchase          Reduced     79.21 6.625     321,600  20020701   20320601   360
 6875127950        PUD         Primary       Purchase           Rapid      80.00 7.000     348,000  20020701   20320601   360
 6876574234   Single Family    Primary   Cash-out Refinance     Rapid      47.17 7.000     460,000  20020601   20320501   360
 6877779998    Condominium    Secondary      Purchase          Reduced     80.00 7.000     380,000  20020701   20320601   360
 6877929957        PUD         Primary       Refinance         Reduced     66.66 6.875     350,000  20020701   20320601   360
 6878251674        PUD         Primary   Cash-out Refinance     Rapid      68.75 6.750     330,000  20020701   20320601   360
 6878374716   Single Family    Primary       Purchase           Rapid      79.55 7.125     650,000  20020601   20320501   360
 6880420978   Single Family    Primary   Cash-out Refinance    Reduced     66.87 6.750     525,000  20020701   20320601   360
 6880674012        PUD         Primary       Refinance          Rapid      62.78 7.125     361,000  20020601   20320501   360
 6881105610   Single Family    Primary       Refinance        Standard     63.63 7.000     350,000  20020701   20320601   360
 6881468109        PUD         Primary       Purchase           Rapid      80.00 6.875     536,000  20020701   20320601   360
 6881671355   Single Family    Primary       Refinance        Standard     80.00 6.875     372,000  20020601   20320501   360
 6882376632   Single Family   Secondary      Refinance        Standard     36.15 7.000     367,000  20020601   20320501   360
 6882766212   Single Family    Primary   Cash-out Refinance     Rapid      57.50 6.750     460,000  20020701   20320601   360
 6884114601        PUD         Primary       Purchase         Standard     80.00 6.750     556,000  20020701   20320601   360
 6884431849   Single Family    Primary   Cash-out Refinance   Standard     75.30 7.250     305,000  20020601   20320501   360
 6886434577   Single Family    Primary       Refinance        Standard     79.57 6.625     374,000  20020601   20320501   360
 6887770037   Single Family    Primary       Refinance          Rapid      61.25 6.750     343,000  20020701   20320601   360
 6889581648        PUD         Primary   Cash-out Refinance   Standard     55.35 7.000     408,000  20020701   20320601   360
 6891561000    Condominium     Primary       Refinance          Rapid      73.78 6.875     605,000  20020601   20320501   360
 6892871671   Single Family    Primary   Cash-out Refinance   Standard     72.11 7.000     375,000  20020701   20320601   360
 6893524675        PUD         Primary       Refinance        Standard     67.87 7.125     407,221  20020701   20320601   360
 6895371752        PUD         Primary       Purchase           Rapid      51.97 6.750     460,000  20020601   20320501   360
 6897478761   Single Family    Primary       Refinance          Rapid      71.54 6.875     550,900  20020701   20320601   360
 6897649916   Single Family    Primary       Refinance        Standard     27.87 7.500     808,300  20020701   20320601   360
 6899982075   Single Family    Primary   Cash-out Refinance     Rapid      72.76 6.750     473,000  20020601   20320501   360
 6900166106        PUD        Secondary      Refinance         Reduced     40.90 6.750     450,000  20020701   20320601   360
 6901063062   Single Family    Primary   Cash-out Refinance     Rapid      37.77 6.750     340,000  20020701   20320601   360
 6901979994   Single Family   Secondary      Refinance     All Ready Home  70.58 7.375     600,000  20020701   20320601   360
 6906552796   Single Family    Primary       Refinance          Rapid      69.71 6.875     732,000  20020701   20320601   360
 6907290073   Single Family    Primary       Refinance         Reduced     79.22 6.875     408,000  20020601   20320501   360
 6908356733   Single Family    Primary   Cash-out Refinance   Standard     59.20 6.875     740,000  20020701   20320601   360
 6909383660   Single Family    Primary       Purchase          Reduced     79.62 7.375     387,000  20020601   20320501   360
 6909626308        PUD         Primary       Refinance          Rapid      77.06 7.125     373,000  20020701   20320601   360
 6910325965   Single Family    Primary       Purchase           Rapid      80.00 7.000     408,000  20020601   20320501   360
 6910475042        PUD         Primary       Purchase           Rapid      75.00 7.000     750,000  20020601   20320501   360
 6910626909   Single Family    Primary       Purchase           Rapid      80.00 6.875     443,872  20020701   20320601   360
 6911534847        PUD         Primary       Purchase           Rapid      80.00 6.875     340,000  20020701   20320601   360
 6912387369   Single Family    Primary       Refinance          Rapid      68.83 7.250     740,000  20020701   20320601   360
 6912733158   Single Family    Primary       Purchase           Rapid      71.94 6.875     436,000  20020601   20320501   360
 6914674988    Condominium    Secondary      Purchase         Standard     80.00 7.375     548,000  20020601   20320501   360
 6916436436   Single Family    Primary       Purchase          Reduced     80.00 6.875     312,000  20020601   20320501   360
 6916601930   Single Family    Primary       Refinance         Reduced     44.44 7.000     400,000  20020701   20320601   360
 6917923366   Single Family    Primary       Purchase         Standard     86.25 6.625     345,000  20020701   20220601   240
 6918303188   Single Family    Primary       Refinance        Standard     42.97 7.375     434,000  20020701   20320601   360
 6918512804   Single Family    Primary       Purchase          Reduced     80.00 7.250     396,000  20020601   20320501   360
 6923657024   Single Family    Primary       Purchase          Reduced     77.80 7.125     319,000  20020601   20320501   360
 6928171237   Single Family    Primary       Purchase          Reduced     69.56 6.750     400,000  20020701   20320601   360
 6930822082        PUD         Primary       Refinance     All Ready Home  38.91 7.000     358,000  20020701   20320601   360
 6932713511   Single Family    Primary       Purchase           Rapid      80.00 7.000     492,000  20020701   20320601   360
 6932907600  High-Rise Condo   Primary       Purchase          Reduced     64.91 7.000     370,000  20020601   20320501   360
 6933963842   Single Family    Primary       Refinance          Rapid      72.90 6.875     802,000  20020701   20320601   360
 6934255388   Single Family    Primary       Refinance          Rapid      80.00 7.000     344,000  20020701   20320601   360
 6937642814   Single Family    Primary       Purchase         Standard     80.00 6.750     636,000  20020701   20320601   360
 6972073933   Single Family    Primary       Purchase          Reduced     65.33 7.000     375,000  20020701   20320601   360
 7016013703        PUD         Primary       Purchase         Standard     54.21 6.875     400,000  20020701   20320601   360

BANK OF AMERICA MORTGAGE
BOAMS 2002-6
GROUP 1:  30YR
MORTGAGE SCHEDULE (continued)

    LOAN       MONTHLY   CURRENT   REMAINING    SCHEDULED    APPRAISAL       SALES
   NUMBER        P&I    DUE DATE     TERM           PB         VALUE         PRICE
--------------------------------------------------------------------------------------------
 6002988142    5,488.75 20020701      360         825,000.00   1,100,000          1,100,000
 6005259020    3,547.42 20020701      360         540,000.00     675,000            675,000
 6005687378    2,693.15 20020701      360         404,800.00     510,000            506,000
 6006804295    3,459.58 20020701      360         520,000.00     660,000            650,000
 6008819556    2,422.76 20020701      359         368,490.16     465,000            461,000
 6008961986    5,052.89 20020701      360         750,000.00     955,000            955,000
 6009922805    5,322.42 20020701      360         800,000.00   2,800,000          3,300,000
 6011837538    2,325.53 20020701      360         354,000.00     460,000            460,000
 6012122989    2,540.56 20020701      360         391,700.00     840,000                  -
 6015032540    2,528.15 20020701      359         379,688.52     514,000                  -
 6015385245    4,055.16 20020701      359         649,397.97   1,100,000          1,100,000
 6017830693    3,416.03 20020701      360         520,000.00   1,700,000                  -
 6017870947    2,328.56 20020701      360         350,000.00     490,000            487,500
 6018476306    2,491.92 20020701      360         384,200.00     915,000                  -
 6019440558    2,006.92 20020701      360         305,500.00     385,000                  -
 6019478988    2,432.25 20020701      360         375,000.00     572,000            572,000
 6021500746    2,397.22 20020701      360         369,600.00     462,000            462,000
 6024121060    3,284.65 20020701      360         500,000.00   1,325,000                  -
 6026475621    2,728.71 20020701      360         400,000.00     655,000                  -
 6026756905    2,659.26 20020701      359         409,646.99     545,000            525,000
 6026802303    2,335.87 20020601      359         337,942.65     362,000            356,000
 6028739651    4,577.29 20020701      360         688,000.00     860,000            860,000
 6029584163    3,799.39 20020701      360         585,784.00     775,000            732,231
 6030819095    2,474.93 20020701      360         372,000.00     465,000                  -
 6031027805    3,482.09 20020601      359         497,630.41     570,000                  -
 6031241869    3,473.25 20020701      360         535,500.00     770,000            765,000
 6033900405    3,516.55 20020601      359         534,850.27     896,000                  -
 6034831963    2,182.97 20020701      360         320,000.00     400,000                  -
 6036613369    2,946.33 20020701      360         448,500.00     565,000                  -
 6037604698    3,895.59 20020701      360         593,000.00     765,000                  -
 6038572779    2,428.55 20020601      359         355,722.28     660,000                  -
 6039597346    2,447.26 20020701      360         350,000.00     450,000                  -
 6040005008    2,008.02 20020701      360         313,600.00     397,500            392,000
 6040057025    3,021.88 20020601      359         459,613.54     575,000                  -
 6041530392    2,309.01 20020701      360         356,000.00     445,000                  -
 6044530498    2,627.72 20020701      360         400,000.00     685,000            684,300
 6045576748    4,926.97 20020701      360         750,000.00   1,600,000                  -
 6046389281    3,891.59 20020701      360         600,000.00     808,000            750,000
 6046914328    2,627.72 20020701      359         399,663.95     570,000            570,000
 6048441536    3,140.23 20020701      359         471,613.10     600,000            590,000
 6048790437    2,399.82 20020701      360         370,000.00     925,000                  -
 6049933903    1,977.36 20020701      360         301,000.00     430,000                  -
 6051708276    2,694.88 20020601      359         399,680.12     517,000            500,000
 6055745282    3,826.73 20020701      360         590,000.00   1,070,000                  -
 6056065656    3,631.85 20020701      360         567,200.00     715,000            709,485
 6056595066    5,116.33 20020701      360         750,000.00   1,025,000          1,025,000
 6056900571    2,607.99 20020701      359         391,264.54     520,000            490,000
 6057274265    2,383.78 20020701      360         358,300.00     600,000                  -
 6058570653    2,181.01 20020601      359         331,721.07     415,000            415,000
 6059232618    2,956.19 20020701      359         449,621.94     611,000            610,000
 6059738036    2,195.50 20020701      360         330,000.00     418,000                  -
 6060650584    6,569.29 20020701      360       1,000,000.00   1,600,000                  -
 6061675275    2,335.39 20020701      360         355,500.00     395,000            395,000
 6065249366    5,255.44 20020601      359         799,327.89   1,475,000          1,475,000
 6071284167    3,941.58 20020701      360         600,000.00     790,000                  -
 6071398520    3,458.91 20020701      360         519,900.00     650,000            649,900
 6071425307    3,635.92 20020701      360         520,000.00     650,000            650,000
 6072076554    2,233.56 20020701      360         340,000.00     500,000                  -
 6072483974    2,625.28 20020701      360         410,000.00     805,000            805,000
 6073097070    2,863.31 20020701      360         425,000.00     555,000                  -
 6073847557    2,501.54 20020701      360         376,000.00     470,000            470,000
 6074960920    2,561.25 20020701      360         400,000.00     652,000                  -
 6078097836    4,330.54 20020701      360         627,000.00     870,000                  -
 6080060228    2,847.35 20020701      360         439,000.00     550,000                  -
 6082117828    2,594.87 20020701      360         395,000.00     610,000                  -
 6083317328    2,345.24 20020701      360         357,000.00     525,000                  -
 6086724561    4,987.31 20020701      360         810,000.00   1,144,000          1,113,000
 6087108418    2,660.49 20020601      359         389,695.76     542,000            521,000
 6087177066    2,315.26 20020701      360         348,000.00     435,000            435,000
 6087436843    2,250.64 20020701      360         347,000.00     585,000            585,000
 6096526279    3,041.59 20020701      360         463,000.00     753,000            753,000
 6096555120    3,787.82 20020701      359         583,497.18     730,000            730,000
 6097495029    3,659.17 20020601      359         549,549.16     713,500                  -
 6098186395    2,290.65 20020701      360         340,000.00     425,000            425,000
 6098858829    2,419.04 20020701      360         363,600.00     404,000                  -
 6099261916    2,325.31 20020701      360         340,866.00     485,000                  -
 6099533512    3,409.55 20020701      360         512,480.00     641,000            640,600
 6099991397    3,007.17 20020701      360         452,000.00     570,000                  -
 6102726822    2,706.55 20020701      360         412,000.00     515,000            515,000
 6102854509    2,292.69 20020701      360         349,000.00     500,000            499,000
 6104743056    2,451.71 20020701      360         378,000.00   1,750,000                  -
 6105485566    4,404.71 20020701      360         670,500.00   1,480,000                  -
 6105716895    4,598.51 20020701      360         700,000.00   1,075,000          1,075,000
 6106984708    4,297.86 20020601      359         645,470.47     807,500                  -
 6110752208    3,247.86 20020701      360         494,400.00     618,000            618,000
 6109873114    2,588.30 20020701      360         394,000.00     995,000                  -
 6112027575    3,567.29 20020701      360         550,000.00   1,000,000                  -
 6113050295    2,115.32 20020701      360         322,000.00     460,000                  -
 6114482588    3,859.46 20020701      360         587,500.00   1,100,000                  -
 6120700130    3,177.11 20020701      360         460,000.00     620,000                  -
 6121390717    4,822.99 20020601      359         706,448.47   1,175,000                  -
 6124364370    4,141.51 20020601      359         621,989.74   1,000,000                  -
 6124468049    2,399.82 20020701      360         370,000.00     850,000                  -
 6125700846    2,918.70 20020701      360         450,000.00     630,000                  -
 6132347409    2,795.94 20020701      360         415,000.00     635,000                  -
 6133095734    4,802.34 20020601      359         749,338.29   1,275,000          1,250,000
 6133937380    2,732.83 20020601      359         415,650.50     550,000            520,000
 6134578266    2,464.68 20020701      360         380,000.00     475,000            475,000
 6135087911    2,594.68 20020701      360         390,000.00     415,000            415,000
 6139408832    2,827.54 20020601      359         424,651.63     505,000            487,850
 6139485913    2,364.95 20020701      360         360,000.00     450,000            450,000
 6140117380    2,324.33 20020701      360         345,000.00     460,000                  -
 6140138576    3,832.15 20020601      359         575,527.85     750,000                  -
 6142721221    2,619.56 20020701      360         384,000.00     480,000            480,000
 6142891792    3,018.26 20020701      360         448,000.00     560,000            560,000
 6144729917    2,899.25 20020701      360         425,000.00     705,000            700,000
 6146397390    3,995.37 20020701      360         616,000.00     770,000            770,000
 6148252890    4,270.04 20020701      360         650,000.00   1,800,000                  -
 6153052953    3,437.57 20020601      359         528,298.14   1,013,000                  -
 6153072886    2,545.20 20020701      360         373,100.00     500,000            497,500
 6155082511    2,259.84 20020601      359         343,710.99     435,000            430,000
 6155843110    3,120.42 20020601      359         474,600.93     960,000                  -
 6156712769    4,324.47 20020601      359         649,467.20     900,000            897,000
 6157401776    2,918.70 20020601      359         449,612.55     730,000            717,000
 6160911688    4,929.93 20020701      360         722,676.00     910,000            907,540
 6168419759    2,248.73 20020601      359         337,722.94     575,000                  -
 6169212682    2,714.44 20020701      359         407,665.56     530,000                  -
 6170626193    5,388.96 20020601      359         809,336.04   1,700,000          1,700,000
 6171517573    3,632.59 20020601      359         532,084.60     710,000                  -
 6172998822    2,049.00 20020701      360         320,000.00     420,000            420,000
 6173014439    4,779.16 20020701      360         727,500.00     970,000            970,000
 6175297495    5,099.42 20020701      360         776,250.00   1,035,000          1,035,000
 6176725064    3,660.58 20020701      360         530,000.00     805,000            800,000
 6177720056    2,594.40 20020701      360         400,000.00     677,000                  -
 6179546384    2,108.36 20020601      299         301,320.13     735,000                  -
 6180405687    2,382.83 20020701      360         345,000.00     460,000            450,000
 6180641208    3,672.48 20020701      360         552,000.00     690,000            690,000
 6181006245    2,727.75 20020701      360         410,000.00     565,000                  -
 6181789923    4,215.89 20020701      360         650,000.00   1,900,000                  -
 6182564838    2,432.25 20020701      360         375,000.00     585,000                  -
 6182705167    2,654.46 20020701      360         394,000.00     558,000                  -
 6183543583    2,247.40 20020701      360         346,500.00     500,000                  -
 6185810782    3,668.40 20020701      360         544,500.00     780,000            777,940
 6187464588    3,892.02 20020701      360         585,000.00     786,000            785,000
 6195241994    2,459.55 20020701      360         373,867.65     468,000                  -
 6195572646    2,455.29 20020701      359         359,639.23     454,000            449,900
 6195579419    2,182.20 20020701      360         328,000.00     410,000            410,000
 6198148584    4,414.57 20020601      359         671,435.43     840,000            840,000
 6198759182    3,353.13 20020701      360         504,000.00     630,000            630,000
 6198869205    2,528.15 20020601      359         376,906.67     527,000                  -
 6201906051    3,307.86 20020701      360         510,000.00     860,000                  -
 6202150626    1,997.69 20020701      360         308,000.00     410,000                  -
 6205812693    3,558.24 20020701      360         521,600.00     652,000            652,000
 6212564436    3,580.47 20020701      360         518,400.00     648,000            650,000
 6213138446    6,158.71 20020601      359         936,712.38   1,300,000          1,250,000
 6213507467    2,412.25 20020701      360         367,200.00     459,000            459,000
 6215005171    2,182.20 20020701      360         328,000.00     410,000            415,000
 6215071280    2,337.14 20020701      360         365,000.00     560,000            557,000
 6217308755    3,326.52 20020701      359         499,586.67     900,000                  -
 6218410394    4,313.18 20020701      360         665,000.00   1,200,000                  -
 6220524331    4,989.77 20020701      360         750,000.00   2,350,000                  -
 6220943614    2,728.71 20020701      359         399,687.96     895,000            875,000
 6222717107    2,271.65 20020701      360         333,000.00     430,000                  -
 6226620034    3,083.44 20020701      356         450,576.73     560,000                  -
 6226880455    2,993.87 20020701      360         450,000.00     935,000                  -
 6227140792    2,332.10 20020701      360         355,000.00     600,000                  -
 6229382681    2,573.11 20020701      359         367,726.89     460,000                  -
 6231628287    2,894.07 20020701      360         435,000.00     580,000                  -
 6232370608    3,825.49 20020701      360         575,000.00     840,000            825,000
 6232662376    4,420.94 20020601      359         661,731.95   1,050,000                  -
 6233382867    2,329.77 20020701      359         358,890.73     450,000            449,000
 6234402953    5,139.23 20020601      359         734,454.52   1,050,000                  -
 6236398282    4,540.19 20020701      360         700,000.00   1,050,000          1,050,000
 6236760390    2,266.97 20020701      360         328,225.00     346,000            345,500
 6236792625    2,753.34 20020601      359         429,620.62     855,000                  -
 6237151383    4,105.81 20020701      360         625,000.00     939,000            939,000
 6238674458    4,823.63 20020701      360         743,700.00   1,100,000                  -
 6238849993    3,096.37 20020701      239         414,403.17     700,000                  -
 6239198259    3,227.12 20020701      360         479,000.00     723,000            679,000
 6241488698    3,020.48 20020701      360         454,000.00     715,000                  -
 6242898259    3,326.52 20020701      360         500,000.00     625,000            625,000
 6246977869    3,416.03 20020701      360         520,000.00     860,000            850,000
 6248060326    2,128.97 20020701      360         320,000.00     420,000            400,000
 6248449123    3,794.30 20020701      360         585,000.00   1,750,000                  -
 6248475623    2,026.87 20020701      360         312,500.00     460,000                  -
 6250353668    3,193.46 20020701      360         480,000.00     665,000                  -
 6250431696    2,844.51 20020701      360         433,000.00   1,000,000                  -
 6250904577    2,386.85 20020601      359         367,683.15     730,000                  -
 6250991053    3,035.02 20020701      360         462,000.00     775,000                  -
 6252730046    2,811.66 20020701      360         428,000.00     780,000                  -
 6252816019    3,426.31 20020701      360         515,000.00   1,500,000                  -
 6253273491    2,367.39 20020601      359         364,685.74     620,000            620,000
 6259700976    3,605.33 20020701      359         521,602.79     750,000                  -
 6260229429    3,905.86 20020701      360         602,200.00   1,275,000                  -
 6261220153    3,318.78 20020601      359         486,118.48     725,000                  -
 6263189950    3,320.83 20020701      360         512,000.00     640,000                  -
 6266221586    2,367.39 20020701      360         365,000.00     575,000            575,000
 6266239364    2,833.67 20020701      360         431,350.00     925,000                  -
 6266733382    2,062.44 20020701      360         310,000.00     725,000                  -
 6267431531    3,580.27 20020701      355         542,684.24     771,000                  -
 6268798615    2,993.87 20020701      360         450,000.00     580,000                  -
 6268852412    5,618.49 20020701      360         866,250.00   1,155,000          1,155,000
 6271524974    3,049.75 20020601      359         458,024.25     818,000                  -
 6271720119    2,461.62 20020701      360         370,000.00     635,000                  -
 6272291581    2,660.49 20020601      359         389,695.76     525,000            520,000
 6272568806    4,864.49 20020701      360         750,000.00   1,000,000            955,000
 6275284260    2,678.72 20020701      360         413,000.00     695,000                  -
 6278019424    3,592.64 20020701      360         540,000.00     678,000                  -
 6278660052    2,607.99 20020701      360         392,000.00     600,000                  -
 6287689134    3,043.41 20020701      360         481,500.00     540,000            535,000
 6291092606    2,796.86 20020601      359         399,703.14     620,000                  -
 6291158480    2,049.62 20020701      360         312,000.00     412,000            410,000
 6291973615    2,774.42 20020701      360         406,700.00     510,000            508,409
 6292877260    3,411.63 20020701      359         525,547.12     909,000            909,000
 6293454549    2,560.14 20020701      360         380,000.00     475,000            475,000
 6293770530    2,993.87 20020701      360         450,000.00     653,000                  -
 6294572018    2,463.49 20020701      360         375,000.00     975,000            975,000
 6294702672    2,432.25 20020701      360         375,000.00     800,000                  -
 6295346529    2,435.49 20020701      360         375,500.00     630,000                  -
 6296170357    2,397.22 20020601      359         369,281.78     465,000            462,000
 6297497270    2,501.54 20020701      360         376,000.00     470,000            470,000
 6298092393    3,233.85 20020701      360         480,000.00     880,000                  -
 6299566585    2,451.66 20020601      359         372,886.47     469,000            466,500
 6300974166    4,324.47 20020701      360         650,000.00     815,000                  -
 6301755002    3,120.42 20020701      360         475,000.00     665,000                  -
 6304274365    2,661.22 20020701      360         400,000.00     555,000            555,000
 6306491728    2,286.12 20020701      360         348,000.00     606,000                  -
 6306562031    3,376.62 20020701      360         514,000.00     724,500                  -
 6306657096    2,200.72 20020701      360         335,000.00     435,000                  -
 6308296521    3,074.36 20020701      360         474,000.00     700,000                  -
 6313324417    6,120.79 20020601      359         919,245.88   1,600,000          1,600,000
 6316602355    2,500.88 20020701      360         375,900.00     485,000            469,900
 6316953949    2,121.89 20020701      359         322,450.52     490,000                  -
 6317066626    2,231.59 20020701      360         339,700.00     590,000                  -
 6317232178    4,151.80 20020701      360         632,000.00     790,000                  -
 6317666243    5,322.42 20020701      360         800,000.00   1,630,000                  -
 6320281386    3,087.57 20020701      360         470,000.00     775,000                  -
 6320666750    3,284.68 20020601      359         481,124.38     540,000            535,000
 6322834265    2,957.27 20020701      360         444,500.00     760,000                  -
 6327144272    2,494.89 20020701      360         375,000.00     492,000                  -
 6327398548    2,791.95 20020701      360         425,000.00     610,000            609,000
 6328644726    3,188.67 20020701      360         467,426.00     600,000            584,283
 6333716246    2,728.71 20020601      359         399,687.96     513,000                  -
 6334256804    2,430.64 20020701      360         370,000.00     440,000            440,000
 6334313548    4,713.69 20020701      360         726,750.00     969,000            969,000
 6334324974    3,664.58 20020701      360         565,000.00   1,085,000                  -
 6334890719    2,412.77 20020701      360         367,280.00     460,000            459,100
 6336305435    2,512.68 20020701      360         377,674.00     644,000                  -
 6336446122    2,896.99 20020701      360         430,000.00     789,000                  -
 6340142535    2,756.44 20020701      360         430,483.00     680,000            679,950
 6341678693    2,706.55 20020601      359         411,653.87     520,000            515,415
 6342803126    2,496.55 20020701      360         375,250.00     395,000            395,000
 6344322497    2,399.34 20020701      360         369,927.00     475,000                  -
 6344345993    3,584.19 20020701      360         532,000.00     675,000                  -
 6344669764    2,993.87 20020701      360         450,000.00     685,000            664,000
 6344970097    3,967.86 20020701      360         604,000.00     790,000            755,000
 6349102381    2,571.72 20020701      359         367,527.03     465,000                  -
 6349172384    2,292.12 20020701      360         336,000.00     480,000            480,000
 6350752942    2,010.66 20020701      360         310,000.00     470,000                  -
 6350903214    2,989.03 20020701      360         455,000.00   1,375,000                  -
 6350943442    2,192.24 20020701      360         333,709.00     475,000                  -
 6354557933    2,861.05 20020701      360         419,400.00     469,000            466,000
 6359033898    2,857.65 20020701      360         435,000.00     620,000                  -
 6359321806    2,661.22 20020701      360         400,000.00     725,000                  -
 6363588192    2,715.07 20020601      359         397,689.51     560,000                  -
 6365832291    4,739.76 20020701      360         686,250.00     915,000            962,500
 6368168370    3,291.25 20020701      359         464,663.44     690,000            750,000
 6368211139    4,529.66 20020701      360         664,000.00     830,000                  -
 6368720261    3,243.00 20020701      360         500,000.00     940,000            935,000
 6369140188    2,128.97 20020701      360         320,000.00     640,000                  -
 6369539900    6,485.99 20020701      360       1,000,000.00   1,360,000          1,360,000
 6371709426    3,136.91 20020701      360         471,500.00     790,000                  -
 6374365812    2,554.77 20020601      359         383,685.23     430,000            429,000
 6374795323    5,052.89 20020701      359         747,100.24     990,000            975,000
 6376618465    5,174.19 20020701      360         797,749.00   2,000,000                  -
 6377365090    2,732.83 20020601      359         415,650.50     520,000            520,000
 6377853137    2,740.93 20020701      359         391,709.07     490,000            490,000
 6379107052    3,950.69 20020701      360         586,400.00     733,000            733,000
 6380414380    2,996.53 20020601      359         461,602.22   1,375,000                  -
 6381213666    2,182.85 20020701      360         324,000.00     405,000            405,000
 6381467189    4,864.49 20020701      360         750,000.00   1,200,000          1,100,000
 6383225965    3,450.55 20020701      360         532,000.00     975,000                  -
 6384905987    2,475.06 20020701      360         381,600.00     695,000                  -
 6385209454    2,167.87 20020701      360         330,000.00     450,000            455,000
 6385808412    2,686.29 20020701      359         424,615.79     730,000            675,000
 6386419607    2,455.84 20020701      359         359,271.79     680,000                  -
 6387528950    2,712.58 20020701      240         343,200.00     443,000            429,000
 6389963361    2,661.22 20020701      360         400,000.00     815,000            812,500
 6392656986    3,611.73 20020701      240         475,000.00     800,000                  -
 6397776417    4,302.89 20020601      359         653,240.35     940,000                  -
 6404425917    3,183.32 20020701      360         472,500.00     630,000                  -
 6404670090    2,200.72 20020701      359         334,718.55     535,000                  -
 6404840313    3,201.56 20020701      360         500,000.00     850,000            850,000
 6405696797    3,619.18 20020701      360         558,000.00     900,000                  -
 6407552345    2,417.37 20020701      360         350,000.00     655,000                  -
 6409238984    2,461.57 20020701      360         360,840.00     452,000            451,050
 6410011727    2,155.59 20020701      360         324,000.00     430,000                  -
 6410126509    5,912.36 20020701      360         900,000.00   1,200,000                  -
 6411754747    2,205.24 20020701      360         340,000.00     425,000            425,000
 6412391382    2,351.30 20020601      359         371,663.70     468,000            465,000
 6414145885    2,463.49 20020601      359         374,684.95     675,000            658,000
 6417341762    3,323.22 20020601      359         518,542.09     706,000                  -
 6418129968    3,148.01 20020601      359         478,797.41     605,000            599,000
 6421016590    2,010.21 20020701      360         306,000.00     600,000                  -
 6422965639    2,369.33 20020701      360         365,300.00     790,000                  -
 6423622551    2,452.34 20020701      360         364,000.00     455,000                  -
 6425817050    2,287.10 20020701      360         348,150.00     435,500            435,206
 6430255601    4,913.83 20020701      360         748,000.00   1,650,000                  -
 6432666409    2,329.77 20020701      360         359,200.00     485,000                  -
 6438716224    3,008.40 20020601      359         440,655.98     570,000                  -
 6440407200    2,069.73 20020701      360         303,400.00     425,000                  -
 6441084032    6,157.18 20020701      360       1,000,000.00   1,365,000          1,365,000
 6441436737    4,058.35 20020701      360         610,000.00   1,550,000                  -
 6442167075    2,128.45 20020601      359         323,727.80     405,000                  -
 6442604937    2,943.05 20020701      360         448,000.00     566,000            560,000
 6446818111    3,337.20 20020601      359         507,573.22     975,000                  -
 6448466794    2,334.96 20020701      360         360,000.00     450,000                  -
 6449767455    2,724.12 20020701      360         420,000.00     630,000                  -
 6450450215    2,454.30 20020701      360         378,400.00     490,000            473,000
 6450889966    2,728.71 20020701      360         400,000.00     625,000                  -
 6453968692    2,155.63 20020701      359         319,704.13     402,000            399,950
 6455146982    2,914.70 20020701      360         455,200.00     579,000            569,000
 6455512126    3,915.30 20020601      359         595,499.28     775,000                  -
 6456758579    2,075.22 20020701      360         311,920.00     390,000            389,900
 6458372767    2,464.68 20020701      360         380,000.00     475,000            475,000
 6458414098    4,434.15 20020701      360         650,000.00   1,000,000                  -
 6458787782    4,280.75 20020701      360         660,000.00     870,000                  -
 6462330348    3,113.28 20020701      360         480,000.00     611,000            600,000
 6462361582    2,969.32 20020701      360         452,000.00     567,000            565,000
 6462687713    3,547.32 20020701      359         519,594.35     650,000            650,000
 6463303997    2,607.99 20020701      359         389,959.99     496,000            490,000
 6466899801    2,506.24 20020701      360         372,000.00     465,000            465,000
 6467155278    3,838.80 20020701      360         577,000.00   1,050,000                  -
 6467227093    3,246.68 20020701      360         488,000.00     620,000            610,000
 6468798902    3,021.88 20020601      359         459,613.54     600,000            575,000
 6468832297    3,193.46 20020701      360         480,000.00     663,000                  -
 6469735705    6,306.52 20020601      359         959,193.48   1,250,000                  -
 6473625678    2,443.78 20020701      360         372,000.00     467,000            465,000
 6475540586    2,286.12 20020701      360         348,000.00     900,000                  -
 6476413619    2,914.03 20020701      360         438,000.00     550,000            547,500
 6476797565    3,003.01 20020701      360         463,000.00     550,000                  -
 6478384859    5,116.33 20020701      359         749,414.92   1,000,000            938,000
 6479071067    2,496.33 20020701      360         380,000.00     800,000                  -
 6480484994    5,727.13 20020701      360         883,000.00   1,390,000                  -
 6482156384    3,021.88 20020701      360         460,000.00   1,100,000                  -
 6482372163    2,594.40 20020701      360         400,000.00     540,000            540,000
 6483713746    2,305.12 20020701      360         360,000.00     480,500            480,305
 6484735722    2,425.39 20020701      360         360,000.00     550,000                  -
 6485024373    4,502.95 20020701      360         644,000.00     810,000            805,000
 6485490400    2,496.33 20020701      360         380,000.00     575,000                  -
 6485696139    3,126.99 20020701      360         476,000.00     680,000            680,000
 6485870734    2,330.74 20020601      359         363,678.84     466,000            455,000
 6487194422    5,055.75 20020701      360         732,000.00     915,000            915,000
 6487408764    3,659.17 20020701      360         550,000.00     850,000                  -
 6489188349    6,737.19 20020701      360       1,000,000.00   2,750,000                  -
 6489453412    2,759.11 20020701      360         420,000.00     740,000                  -
 6490382535    2,526.94 20020701      360         389,600.00     487,000            487,000
 6490766711    2,367.39 20020701      360         365,000.00     551,000            550,000
 6490956890    4,926.97 20020701      360         750,000.00   1,300,000                  -
 6491031578    4,598.51 20020701      360         700,000.00   1,080,000          1,080,000
 6496857613    2,594.87 20020701      360         395,000.00     700,000                  -
 6497431137    6,821.77 20020701      360       1,000,000.00   1,500,000                  -
 6498734661    2,672.23 20020701      360         412,000.00     515,000            515,000
 6498800108    2,918.70 20020701      360         450,000.00     700,000                  -
 6500272346    6,485.99 20020701      360       1,000,000.00   2,100,000                  -
 6504042430    3,772.83 20020601      359         559,552.17     700,000                  -
 6509035538    3,193.46 20020701      360         480,000.00     600,000            600,000
 6510122531    2,446.95 20020701      360         363,200.00     560,000            518,950
 6510189662    2,144.11 20020701      360         318,250.00     340,000            335,000
 6512896058    3,570.71 20020701      360         530,000.00     790,000                  -
 6514152070    2,857.65 20020701      360         435,000.00     782,000                  -
 6520238293    2,822.50 20020701      360         440,800.00     551,000            551,000
 6520865475    2,135.02 20020701      360         325,000.00     610,000            610,000
 6523402250    2,528.15 20020701      360         380,000.00     485,000            475,000
 6524376008    2,230.85 20020701      360         348,400.00     515,000                  -
 6524558308    2,447.06 20020701      360         371,913.00     495,000                  -
 6524795835    3,582.11 20020701      360         545,280.00     685,000            681,600
 6526705634    2,425.39 20020701      360         360,000.00     450,000            450,000
 6527135419    3,518.51 20020701      360         549,500.00     785,000                  -
 6528411926    2,369.16 20020601      359         369,673.55     730,000                  -
 6533772973    5,124.05 20020701      360         780,000.00   2,435,000                  -
 6536317065    3,259.99 20020701      360         490,000.00     700,000                  -
 6537567734    2,328.47 20020701      360         359,000.00     520,000            499,000
 6538119360    4,195.29 20020701      360         600,000.00     775,000            750,000
 6539440716    2,989.03 20020701      360         455,000.00     690,000                  -
 6540243240    2,551.38 20020701      360         378,700.00     550,000            541,000
 6540590574    4,042.32 20020701      360         600,000.00     750,000            750,000
 6540758981    6,569.29 20020701      360       1,000,000.00   2,000,000                  -
 6541141203    4,324.47 20020701      360         650,000.00     870,000            863,470
 6544031260    2,993.87 20020701      360         450,000.00   1,075,000          1,075,000
 6545040823    2,444.99 20020701      360         367,500.00     525,000            525,000
 6545818319    4,042.32 20020701      360         600,000.00     750,000            750,000
 6547793890    3,891.59 20020701      360         600,000.00     750,000            750,000
 6548222691    2,464.68 20020701      360         380,000.00     475,000            475,000
 6548270427    3,891.59 20020701      360         600,000.00     810,000            810,000
 6548430138    3,255.33 20020701      360         489,300.00     700,000                  -
 6548856878    4,098.27 20020701      360         616,000.00     770,000                  -
 6549006242    2,548.11 20020701      360         383,000.00     502,000                  -
 6550332297    3,638.08 20020601      359         539,568.17     675,000            675,000
 6551615534    3,894.28 20020601      359         592,301.97     741,000            741,000
 6551973016    2,983.56 20020701      360         460,000.00     920,000            905,000
 6554392495    5,748.13 20020701      360         875,000.00   1,700,000                  -
 6555548335    2,483.20 20020601      359         377,682.43     606,000                  -
 6555594255    2,299.26 20020701      360         350,000.00     449,000            448,500
 6558457948    2,705.54 20020701      360         411,846.00     515,000            514,807
 6558691066    2,794.28 20020701      360         420,000.00     616,000                  -
 6558858285    4,542.37 20020701      300         650,000.00   1,030,000                  -
 6559412041    2,391.23 20020701      360         364,000.00     455,000            455,000
 6560235233    6,154.05 20020701      360         923,209.66   6,700,000                  -
 6561024289    3,372.72 20020701      360         520,000.00     650,000            650,000
 6568518044    5,837.39 20020701      360         900,000.00   1,570,000                  -
 6568947631    4,610.24 20020701      360         720,000.00     920,000            900,000
 6569046912    2,691.69 20020701      360         415,000.00     575,000                  -
 6571457925    3,054.72 20020701      360         465,000.00     630,000                  -
 6571598496    2,154.73 20020701      360         328,000.00     410,000            410,000
 6571614889    4,850.78 20020601      359         719,424.22     900,000                  -
 6572309612    2,305.12 20020701      360         360,000.00     465,000            465,000
 6572594999    2,248.46 20020701      360         329,600.00     420,000            412,000
 6575251746    4,045.04 20020701      359         607,501.63     760,000            760,000
 6576377995    2,991.32 20020701      359         443,644.93     555,000            555,000
 6576947250    2,166.90 20020601      359         325,433.02     420,000                  -
 6577633719    2,247.78 20020601      359         329,242.95     412,000                  -
 6579675395    3,457.68 20020601      359         539,523.57     675,000            675,000
 6580423348    2,620.34 20020701      360         404,000.00     685,000            681,873
 6580862115    2,295.85 20020701      360         368,000.00     500,000            460,000
 6581586986    5,052.89 20020701      360         750,000.00     950,000            950,000
 6582740376    2,217.08 20020701      360         325,000.00     500,000                  -
 6582757719    2,179.30 20020701      360         336,000.00     422,000            420,000
 6583395048    4,140.88 20020701      360         630,338.00     787,923            787,923
 6585370288    4,864.49 20020701      360         750,000.00     940,000            940,000
 6588543543    4,324.47 20020701      360         650,000.00     830,000            830,000
 6590544455    6,323.84 20020701      360         975,000.00   1,300,000          1,300,000
 6591712762    3,448.88 20020701      360         525,000.00     788,700                  -
 6592132374    3,379.74 20020701      360         508,000.00     675,000            635,000
 6593614313    2,464.68 20020601      359         379,672.82     478,000            477,500
 6593706838    3,502.43 20020701      360         540,000.00     680,000            675,000
 6594267954    6,035.54 20020701      360         918,750.00   1,225,000          1,225,000
 6594784644    2,993.87 20020701      360         450,000.00     750,000                  -
 6594959709    3,243.00 20020701      360         500,000.00     625,000                  -
 6596832441    2,270.10 20020601      359         349,698.65     551,000            550,500
 6597913570    6,653.03 20020601      359         999,180.30   1,500,000
 6598190632    2,795.89 20020601      359         425,242.44     555,000            532,000
 6599687701    2,413.98 20020701      360         377,000.00   1,342,000                  -
 6599930523    4,125.52 20020701      360         628,000.00     785,000                  -
 6601008318    5,393.39 20020701      360         821,000.00   1,290,000                  -
 6601122481    2,408.40 20020701      360         362,000.00     485,000                  -
 6601684860    2,154.73 20020701      360         328,000.00     410,000                  -
 6603666261    5,744.85 20020701      360         874,500.00   1,375,000          1,374,500
 6606482849    2,155.90 20020701      359         319,725.26     400,000            400,00
 6606835566    2,827.54 20020701      360         425,000.00     575,000                  -
 6607876239    3,315.25 20020601      359         479,634.75     600,000                  -
 6610373489    2,791.95 20020701      360         425,000.00     660,000                  -
 6612419710    2,808.43 20020701      360         433,000.00   1,300,000                  -
 6612630506    6,253.85 20020601      359         939,229.48   1,395,000          1,280,000
 6612896883    2,493.34 20020601      359         360,725.31     380,000            386,250
 6612897634    2,056.19 20020701      360         313,000.00     458,000            458,000
 6613407706    2,325.88 20020701      360         358,600.00     565,000                  -
 6613546164    3,001.58 20020701      359         439,656.75     575,000            550,000
 6613574976    2,980.56 20020701      360         448,000.00     560,000                  -
 6614113865    2,212.54 20020701      360         336,800.00     421,000            421,000
 6614180211    5,110.96 20020701      360         788,000.00   2,175,000                  -
 6615077812    2,561.97 20020701      360         395,000.00     565,000                  -
 6616943442    6,586.50 20020701      359         989,188.50   1,240,000          1,237,500
 6618881491    4,989.77 20020601      359         749,385.23     950,000            949,990
 6619348649    4,082.02 20020701      360         583,800.00     834,000                  -
 6619521732    4,740.52 20020701      360         750,000.00     965,000            965,000
 6622399670    2,208.48 20020701      359         340,206.83     445,000                  -
 6624144728    3,368.60 20020601      359         499,600.15     765,000                  -
 6624559081    2,299.26 20020701      360         350,000.00     630,000                  -
 6624666555    2,627.72 20020701      360         400,000.00   1,500,000                  -
 6631554547    5,289.32 20020601      359         814,797.87   1,425,000                  -
 6632227176    4,598.51 20020701      360         700,000.00     897,000            875,000
 6632980444    2,561.97 20020701      360         395,000.00     615,000                  -
 6633230682    2,759.11 20020701      360         420,000.00   1,110,000                  -
 6633569832    2,554.77 20020701      360         384,000.00     910,000                  -
 6634193046    3,858.76 20020601      359         579,524.57     965,000                  -
 6635385393    3,080.85 20020701      360         475,000.00     853,000                  -
 6637547560    5,666.02 20020701      360         862,500.00   1,150,000                  -
 6639308672    2,017.15 20020701      360         311,000.00     450,000                  -
 6639557583    3,142.75 20020601      359         477,998.08     625,000            598,000
 6640049588    2,864.21 20020701      360         436,000.00     545,000            545,000
 6641090490    4,270.04 20020601      359         649,453.92     920,000                  -
 6641500183    3,029.81 20020701      360         461,208.00     580,000                  -
 6642835489    3,128.99 20020701      360         447,500.00     780,000            747,500
 6643869321    2,634.29 20020701      360         401,000.00     520,000                  -
 6644569714    2,432.25 20020701      359         374,677.13     580,000                  -
 6646109634    3,060.40 20020701      360         460,000.00     575,000            575,000
 6648312053    2,291.95 20020601      359         335,713.91     420,000            419,970
 6649821664    4,337.38 20020701      360         660,250.00     840,000                  -
 6652504835    6,737.19 20020601      359         999,200.31   1,600,000          1,600,000
 6654005799    4,183.80 20020701      360         621,000.00     975,000                  -
 6654048401    4,756.92 20020701      359         714,413.91     937,000            942,000
 6654295101    3,836.47 20020701      360         584,000.00     730,000            730,000
 6654881942    3,350.34 20020701      360         510,000.00     750,000                  -
 6655238845    3,315.87 20020601      359         497,991.46     623,000            623,000
 6659746470    4,040.12 20020701      359         614,483.32     960,000                  -
 6662044608    2,959.27 20020701      360         444,800.00     715,000                  -
 6662718474    4,926.97 20020701      360         750,000.00   1,200,000                  -
 6664215289    2,358.38 20020701      360         359,000.00     775,000                  -
 6667797622    2,333.42 20020701      360         355,200.00     450,000            444,000
 6668491795    2,328.56 20020701      360         350,000.00     750,000                  -
 6668647685    3,218.30 20020701      360         489,900.00     700,000            699,900
 6669102490    2,847.50 20020601      359         427,649.17     535,000            535,000
 6670522595    3,031.74 20020701      360         450,000.00     870,000                  -
 6670850723    2,462.87 20020701      360         400,000.00     970,000            970,000
 6673770381    3,492.84 20020701      360         525,000.00     796,000            795,005
 6673795412    6,674.87 20020701      360         990,750.00   1,386,000          1,385,330
 6674844169    2,594.40 20020701      360         400,000.00     530,000                  -
 6678320091    3,155.07 20020701      360         462,500.00     655,000                  -
 6678943264    2,279.51 20020701      360         356,000.00     445,000                  -
 6680683403    2,987.19 20020701      360         454,720.00     569,000            568,400
 6683687161    2,299.26 20020701      360         350,000.00     575,000                  -
 6683833351    2,742.35 20020601      359         401,686.40     650,000                  -
 6684390674    3,231.47 20020601      359         473,330.47     527,000            526,348
 6684624080    5,350.94 20020701      360         825,000.00   1,300,000          1,100,000
 6685250208    2,591.59 20020701      360         394,500.00     515,000                  -
 6685442698    3,081.69 20020701      360         463,200.00     580,000            579,000
 6686634764    6,485.99 20020701      359         999,125.00   1,900,000          1,700,000
 6687371085    2,458.96 20020701      360         369,600.00     462,000                  -
 6692513481    2,155.59 20020701      360         324,000.00     410,000            405,000
 6694398261    2,780.97 20020601      359         417,657.36     820,000                  -
 6694650810    2,200.72 20020701      359         334,718.55     570,000            570,000
 6694831758    2,182.20 20020601      359         327,731.13     420,000            410,000
 6695027687    2,135.02 20020701      360         325,000.00     454,436                  -
 6695925435    4,841.57 20020701      360         737,000.00   1,150,000                  -
 6696516019    3,398.66 20020701      360         524,000.00     655,000            655,000
 6700850388    2,993.87 20020701      360         450,000.00     895,000            890,000
 6701393768    2,299.26 20020601      359         349,705.95     460,000                  -
 6701433564    5,052.89 20020701      360         744,947.11   4,000,000                  -
 6702304756    3,165.16 20020701      360         488,000.00     615,000            610,000
 6704274668    4,280.75 20020701      360         660,000.00   1,300,000                  -
 6704511960    3,908.73 20020701      360         595,000.00     850,000                  -
 6705973862    2,382.83 20020701      360         345,000.00     450,000                  -
 6706493878    2,907.77 20020701      359         431,254.86     540,000            539,561
 6707929060    2,328.38 20020701      300         336,601.53     460,000                  -
 6708599375    3,520.03 20020701      360         516,000.00     645,000            645,000
 6711407665    4,864.49 20020701      360         750,000.00   1,400,000                  -
 6711424421    2,424.37 20020701      360         369,046.00     462,500            461,308
 6711723111    2,927.34 20020701      360         440,000.00     715,000                  -
 6714784979    2,315.26 20020701      360         348,000.00     435,000            435,000
 6719675198    3,047.09 20020701      360         458,000.00     575,000            572,500
 6721329016    2,207.29 20020601      359         335,717.71     422,000            420,000
 6722441968    2,250.22 20020701      360         334,000.00     417,500            417,500
 6723127293    2,594.40 20020701      360         400,000.00     510,000            500,000
 6723984354    3,284.65 20020701      360         500,000.00     750,000                  -
 6724208100    3,481.78 20020701      360         516,800.00     663,000            646,000
 6724546020    2,213.17 20020701      360         328,500.00     365,000            365,000
 6726913186    2,102.18 20020601      359         319,731.15     400,000            400,000
 6728070217    2,514.85 20020701      360         378,000.00     540,000            540,000
 6728263762    2,956.19 20020701      360         450,000.00     569,000            562,500
 6728399590    3,882.45 20020701      360         591,000.00   1,020,000                  -
 6729299187    2,175.54 20020701      360         327,000.00     725,000                  -
 6730347363    4,168.22 20020701      360         634,500.00   1,555,000                  -
 6733627605    2,394.43 20020701      359         359,604.99     450,000            449,900
 6733870130    2,805.84 20020701      360         432,600.00     850,000                  -
 6734163956    6,487.18 20020701      360         987,500.00   2,100,000                  -
 6734206128    3,495.13 20020701      360         552,966.00     692,000            691,208
 6737340932    3,389.76 20020701      359         515,566.49     645,000            645,000
 6743711621    5,558.18 20020701      360         825,000.00   1,100,000                  -
 6744962371    3,048.15 20020701      360         464,000.00     600,000                  -
 6745371168    2,333.05 20020701      360         342,000.00     493,000            482,900
 6746470951    5,052.89 20020701      360         750,000.00   1,155,000          1,150,000
 6746534434    2,761.01 20020601      359         414,659.82     726,000                  -
 6746815254    2,474.93 20020701      360         372,000.00     550,000            512,000
 6749401557    5,725.55 20020701      240         753,000.00   1,025,000                  -
 6750500214    3,081.69 20020701      360         463,200.00     579,000            579,000
 6750718022    6,569.29 20020701      360       1,000,000.00   2,900,000          2,900,000
 6752546496    2,425.39 20020601      359         359,712.11     461,000            450,500
 6753343547    3,002.16 20020701      360         456,999.00     660,000                  -
 6753404802    3,829.33 20020701      360         590,400.00     738,000            738,000
 6754111604    2,661.22 20020701      359         399,672.11     540,000                  -
 6756977267    6,569.29 20020601      359         999,159.88   1,485,000                  -
 6758608795    4,664.20 20020701      360         710,000.00   1,450,000                  -
 6764305550    2,299.26 20020601      359         349,705.95     715,000                  -
 6764471907    3,284.65 20020701      360         500,000.00     630,000            625,000
 6765659518    2,785.38 20020701      360         424,000.00     550,000            530,000
 6768371301    2,270.10 20020701      360         350,000.00     600,000                  -
 6770445473    3,922.58 20020701      360         572,358.49     800,000                  -
 6772110026    2,627.72 20020701      360         400,000.00     540,000                  -
 6772462070    4,989.77 20020701      360         750,000.00   1,675,000                  -
 6773258451    3,521.14 20020701      360         536,000.00     690,000            670,000
 6773549958    2,091.23 20020601      359         310,151.77     388,000            388,000
 6774221458    2,310.42 20020601      359         351,404.53     469,000            469,000
 6775392720    2,661.22 20020701      359         399,672.11   1,500,000          1,395,000
 6775851410    3,171.65 20020701      360         489,000.00     915,000                  -
 6776728898    2,417.50 20020701      360         368,000.00     600,000                  -
 6777857092    2,181.01 20020701      360         332,000.00     415,000            415,000
 6779954251    3,711.65 20020701      360         565,000.00   1,800,000                  -
 6780964968    3,027.13 20020701      360         455,000.00     625,000                  -
 6781491318    3,166.40 20020701      360         482,000.00     614,000                  -
 6783064857    2,640.98 20020701      360         392,000.00     560,000                  -
 6784649607    2,661.22 20020701      360         400,000.00     425,000            421,130
 6785672756    2,559.88 20020701      360         405,000.00     710,000            705,000
 6785795524    3,554.32 20020701      360         548,000.00     685,000            685,000
 6788873500    2,724.12 20020701      360         420,000.00     745,000                  -
 6789807390    3,814.92 20020601      359         545,195.08     682,000            682,000
 6791742775    3,104.65 20020701      360         472,600.00     720,000                  -
 6793024230    2,594.40 20020701      360         400,000.00     560,000                  -
 6793496719    2,278.00 20020701      360         342,400.00     428,000            428,000
 6793595106    2,693.29 20020701      360         380,518.00     480,000            475,748
 6798152374    2,918.70 20020601      359         449,612.55   1,025,000          1,025,000
 6799169344    2,187.58 20020701      360         333,000.00     650,000                  -
 6800175868    3,552.72 20020701      360         534,000.00     668,000            667,500
 6800529320    2,820.89 20020701      359         423,652.44     530,000            530,000
 6804197512    2,900.72 20020701      360         436,000.00     545,000            545,000
 6804445010    2,332.10 20020701      360         355,000.00     504,000                  -
 6804457593    3,999.91 20020701      360         616,700.00   1,050,000                  -
 6804595012    3,521.72 20020701      360         550,000.00   1,250,000                  -
 6805493944    2,198.08 20020701      360         318,250.00     337,300            335,000
 6806536626    3,026.15 20020701      360         460,445.83     650,000                  -
 6806990484    2,559.80 20020701      360         394,666.00     900,000                  -
 6807980575    4,365.93 20020701      360         640,000.00     800,000                  -
 6808558180    2,361.83 20020701      360         355,000.00     580,000                  -
 6810899671    2,279.51 20020701      360         356,000.00     445,000            445,000
 6812447776    2,726.94 20020701      359         389,710.56     495,000                  -
 6812924139    2,643.44 20020701      360         387,500.00     880,000                  -
 6819667566    2,594.40 20020701      360         400,000.00     800,000                  -
 6819945640    6,303.31 20020601      359         923,279.19   1,700,000                  -
 6821422851    2,445.22 20020701      360         377,000.00     490,000                  -
 6822435928    4,001.36 20020701      360         609,100.00     775,000                  -
 6823510794    6,293.08 20020601      359         921,780.36   1,260,000          1,260,000
 6823878100    2,036.48 20020701      360         310,000.00     575,000                  -
 6826159581    3,941.58 20020701      360         600,000.00     910,000            910,000
 6828309929    4,118.60 20020701      360         635,000.00     839,000            821,000
 6832139148    3,502.43 20020701      360         540,000.00     820,000                  -
 6833001057    5,296.49 20020701      360         806,250.00   1,075,000          1,075,000
 6833233635    3,186.11 20020701      360         485,000.00     710,000                  -
 6834174549    3,027.13 20020601      359         454,627.04     640,000                  -
 6835348035    4,677.34 20020701      360         712,000.00     950,000            890,000
 6838409891    5,314.59 20020701      360         830,000.00   2,800,000                  -
 6840193699    3,991.82 20020701      360         600,000.00     860,000                  -
 6840453697    2,917.36 20020701      360         438,500.00     565,000            565,000
 6841837963    2,367.39 20020701      360         365,000.00     950,000                  -
 6842349125    2,270.10 20020601      359         349,698.65     525,000                  -
 6842724061    2,837.94 20020701      359         431,637.06     560,000                  -
 6842772755    2,002.57 20020601      359         300,753.26     425,000            388,500
 6843170124    6,737.19 20020601      359         999,200.31   3,100,000                  -
 6843451144    4,566.97 20020601      359         694,615.95     870,000            869,000
 6845061016    2,433.97 20020701      240         317,000.00     520,000                  -
 6845768826    3,069.80 20020701      360         450,000.00     750,000                  -
 6845848693    2,809.95 20020601      359         396,712.65     574,000                  -
 6846173448    2,626.38 20020701      360         385,000.00     560,000                  -
 6846180179    2,470.34 20020601      359         353,038.79     397,000            392,557
 6846301916    2,196.33 20020701      360         326,000.00     650,000                  -
 6846429055    2,894.07 20020701      360         435,000.00     636,000                  -
 6848949597    3,201.56 20020601      359         499,558.86   1,225,000          1,175,000
 6849610941    3,372.72 20020701      360         520,000.00     651,000            651,000
 6849859944    2,654.56 20020701      360         399,000.00     510,000            510,000
 6854303853    2,102.01 20020701      360         312,000.00     395,000            390,000
 6855599855    3,312.65 20020601      359         485,221.18     610,000            607,000
 6855950793    2,433.27 20020701      360         370,400.00     465,000            463,000
 6857174905    2,299.26 20020701      360         350,000.00     650,000                  -
 6858100628    2,052.17 20020701      360         316,400.00     396,000            395,500
 6859373836    3,613.11 20020701      360         550,000.00     875,000            875,000
 6859755529    4,861.28 20020701      360         740,000.00     925,000            925,000
 6862171987    2,650.57 20020701      360         398,400.00     505,000            498,000
 6862777056    2,506.84 20020601      359         386,167.22     715,000                  -
 6863306541    2,808.38 20020701      360         427,500.00     570,000                  -
 6863679640    2,853.84 20020701      360         440,000.00     625,000                  -
 6863761752    3,505.71 20020701      360         547,500.00     747,500            747,500
 6864618316    2,205.24 20020701      360         340,000.00     425,000            425,000
 6867048289    2,432.25 20020701      360         375,000.00     557,000                  -
 6867507052    2,399.82 20020701      360         370,000.00     705,000                  -
 6867636612    2,395.09 20020701      360         360,000.00     450,000            450,000
 6869342086    3,635.92 20020701      360         520,000.00     650,000            650,000
 6870114029    2,270.10 20020601      359         349,698.65     618,000            606,679
 6870170260    3,021.63 20020701      360         448,500.00     565,000            565,000
 6870293120    2,763.03 20020701      360         426,000.00     557,000                  -
 6871140080    4,723.10 20020701      360         728,200.00   1,000,000                  -
 6872586380    3,920.13 20020701      360         604,400.00     756,000            755,626
 6872697740    2,509.43 20020701      360         386,900.00     530,000            483,675
 6873972373    3,465.46 20020701      360         508,000.00     650,000            635,000
 6874679084    2,059.25 20020701      360         321,600.00     406,000            530,000
 6875127950    2,315.26 20020701      360         348,000.00     435,000            450,000
 6876574234    3,060.40 20020601      359         459,622.93     975,000                  -
 6877779998    2,528.15 20020701      360         380,000.00     550,000            475,000
 6877929957    2,299.26 20020701      360         350,000.00     525,000                  -
 6878251674    2,140.38 20020701      360         330,000.00     480,000                  -
 6878374716    4,379.18 20020701      359         649,480.20     817,000            817,000
 6880420978    3,405.15 20020701      360         525,000.00     785,000                  -
 6880674012    2,432.13 20020601      359         360,711.31     575,000                  -
 6881105610    2,328.56 20020701      360         350,000.00     550,000                  -
 6881468109    3,521.14 20020701      360         536,000.00     670,000            670,000
 6881671355    2,443.78 20020601      359         371,687.47     465,000                  -
 6882376632    2,441.67 20020601      359         366,699.16   1,015,000                  -
 6882766212    2,983.56 20020701      360         460,000.00     800,000                  -
 6884114601    3,606.21 20020701      360         556,000.00     695,000            695,000
 6884431849    2,080.64 20020601      359         304,762.07     405,000                  -
 6886434577    2,394.77 20020601      359         373,670.02     470,000                  -
 6887770037    2,224.70 20020701      360         343,000.00     560,000                  -
 6889581648    2,714.44 20020701      360         408,000.00     737,000                  -
 6891561000    3,974.42 20020601      359         604,491.73     820,000                  -
 6892871671    2,494.89 20020701      360         375,000.00     520,000                  -
 6893524675    2,743.53 20020701      360         407,221.00     600,000                  -
 6895371752    2,983.56 20020601      359         459,603.94     885,000            885,500
 6897478761    3,619.03 20020701      360         550,900.00     770,000                  -
 6897649916    5,651.76 20020701      360         808,300.00   2,900,000                  -
 6899982075    3,067.87 20020601      359         472,592.76     650,000                  -
 6900166106    2,918.70 20020701      360         450,000.00   1,100,000                  -
 6901063062    2,205.24 20020701      360         340,000.00     900,000                  -
 6901979994    4,144.06 20020701      360         600,000.00     850,000                  -
 6906552796    4,808.72 20020701      360         732,000.00   1,050,000                  -
 6907290073    2,680.27 20020601      359         407,657.23     515,000                  -
 6908356733    4,861.28 20020701      360         740,000.00   1,250,000                  -
 6909383660    2,672.92 20020601      359         386,705.52     486,000            487,000
 6909626308    2,512.98 20020701      360         373,000.00     484,000                  -
 6910325965    2,714.44 20020701      359         407,665.56     515,000            510,000
 6910475042    4,989.77 20020601      359         749,385.23   1,000,000          1,000,000
 6910626909    2,915.93 20020701      360         443,872.00     555,000            554,840
 6911534847    2,233.56 20020701      360         340,000.00     425,000            425,000
 6912387369    5,048.11 20020701      360         740,000.00   1,075,000                  -
 6912733158    2,864.21 20020701      359         435,633.71     606,000            606,000
 6914674988    3,784.90 20020601      359         547,583.02     686,000            685,000
 6916436436    2,049.62 20020701      359         311,687.50     400,000            390,000
 6916601930    2,661.22 20020701      360         400,000.00     900,000                  -
 6917923366    2,597.68 20020701      240         345,000.00     440,000            400,000
 6918303188    2,997.54 20020701      360         434,000.00   1,010,000                  -
 6918512804    2,701.42 20020601      359         395,691.08     551,000            495,000
 6923657024    2,149.17 20020701      359         318,744.89     420,000            410,000
 6928171237    2,594.40 20020701      360         400,000.00     580,000            575,000
 6930822082    2,381.79 20020701      360         355,798.97     920,000                  -
 6932713511    3,273.29 20020701      360         492,000.00     615,000            615,000
 6932907600    2,461.62 20020701      359         369,696.71     600,000            570,000
 6933963842    5,268.57 20020701      360         802,000.00   1,100,000                  -
 6934255388    2,288.65 20020701      360         344,000.00     430,000                  -
 6937642814    4,125.09 20020701      360         636,000.00     800,000            795,000
 6972073933    2,494.89 20020701      360         375,000.00     575,000            574,000
 7016013703    2,627.72 20020701      360         400,000.00     835,000            737,755
                                  LOAN COUNT:                                           718
                                  SCHEDULED PB AS OF 6/1/02:                $350,163,549.56
                                  W/A INTEREST RATE:                                  6.94%
                                  W/A REMAINING TERM:                                   359

                                   EXHIBIT D-2

                       LOAN GROUP 2 MORTGAGE LOAN SCHEDULE

BANK OF AMERICA MORTGAGE
BOAMS 2002-6
GROUP 2:  15YR
MORTGAGE SCHEDULE

    LOAN        PROPERTY                       LOAN              DOC       ORIG  NOTE   ORIGINAL  1ST PAYMENT  MATURITY ORIGINAL
   NUMBER         TYPE        OCCUPANCY       PURPOSE           TYPE        LTV  RATE      PB         DATE       DATE     TERM
---------------------------------------------------------------------------------------------------------------------------------
 6004261761        PUD         Primary       Refinance          Rapid      69.52 6.625     730,000  20020601   20170501   180
 6006208281   Single Family    Primary       Purchase          Reduced     80.00 6.375     749,600  20020601   20170501   180
 6007362343        PUD         Primary       Refinance         Reduced     64.00 6.750     608,000  20020601   20170501   180
 6021118556   Single Family    Primary       Purchase         Standard     80.00 6.750     314,000  20020601   20170501   180
 6023348037        PUD         Primary       Refinance         Reduced     60.60 6.500     520,000  20020701   20170601   180
 6023822627        PUD         Primary       Refinance         Reduced     60.00 6.750     600,000  20020701   20170601   180
 6024709963   Single Family    Primary       Purchase           Rapid      80.00 6.750     574,400  20020601   20170501   180
 6032056605        PUD        Secondary      Purchase          Reduced     80.00 6.625     319,920  20020701   20170601   180
 6038226681   Single Family    Primary       Refinance         Reduced     42.68 6.875     318,000  20020601   20170501   180
 6051991864   Single Family    Primary   Cash-out Refinance     Rapid      40.00 6.250   1,000,000  20020701   20120601   120
 6065719699   Single Family    Primary       Refinance         Reduced     41.00 6.500     369,000  20020701   20130601   132
 6072957852        PUD        Secondary      Purchase          Reduced     67.66 6.500     450,000  20020701   20170601   180
 6073432020   Single Family    Primary       Refinance         Reduced     40.60 6.250     467,000  20020701   20170601   180
 6076035176   Single Family    Primary       Refinance        Standard     75.26 6.875     715,000  20020601   20170501   180
 6080905992   Single Family    Primary   Cash-out Refinance     Rapid      70.20 6.875     344,000  20020601   20170501   180
 6085401286   Single Family    Primary   Cash-out Refinance   Standard     74.94 6.500     360,500  20020601   20170501   180
 6085412861   Single Family    Primary       Refinance         Reduced     53.91 6.500     423,200  20020701   20170601   180
 6085700224        PUD         Primary       Purchase         Standard     75.00 6.500     414,600  20020701   20170601   180
 6086302905    Condominium    Secondary      Purchase           Rapid      80.00 6.500     380,000  20020701   20170601   180
 6087060452        PUD         Primary   Cash-out Refinance   Standard     64.20 6.500     321,000  20020701   20170601   180
 6099982453   Single Family    Primary   Cash-out Refinance     Rapid      51.47 6.250     350,000  20020701   20170601   180
 6102757769   Single Family    Primary       Purchase           Rapid      73.40 6.250     495,450  20020701   20170601   180
 6115545532   Single Family    Primary       Refinance          Rapid      54.23 6.750     349,800  20020701   20170601   180
 6122950980  High-Rise Condo  Secondary      Purchase          Reduced     70.00 6.500     420,000  20020701   20170601   180
 6125041589        PUD         Primary       Purchase          Reduced     70.40 6.750     730,000  20020601   20170501   180
 6128845325        PUD         Primary       Refinance        Standard     51.52 6.625     675,000  20020701   20170601   180
 6133174521        PUD        Secondary      Purchase           Rapid      80.00 6.500     351,200  20020701   20170601   180
 6138259301        PUD         Primary       Purchase           Rapid      45.45 6.125     400,000  20020701   20170601   180
 6149084177   Single Family    Primary       Refinance          Rapid      50.00 6.500     500,000  20020701   20170601   180
 6154788779   Single Family    Primary       Refinance         Reduced     78.47 6.500     350,000  20020601   20170501   180
 6160050073        PUD         Primary       Refinance          Rapid      42.00 6.625     378,000  20020701   20170601   180
 6161500563   Single Family    Primary       Refinance         Reduced     60.20 6.500     325,110  20020601   20170501   180
 6179804361   Single Family    Primary   Cash-out Refinance   Standard     55.00 6.875     550,000  20020701   20170601   180
 6190135035        PUD         Primary       Refinance          Rapid      67.30 6.750     350,000  20020601   20170501   180
 6195129272   Single Family    Primary   Cash-out Refinance     Rapid      59.13 6.750     340,000  20020601   20170501   180
 6197167833        PUD         Primary       Purchase           Rapid      80.00 6.625     542,400  20020601   20170501   180
 6202703317   Single Family    Primary       Refinance         Reduced     45.00 6.500     405,000  20020601   20170501   180
 6213514513        PUD        Secondary      Purchase           Rapid      80.00 6.500     332,000  20020701   20170601   180
 6224454683   Single Family    Primary       Refinance         Reduced     60.72 6.750     416,000  20020701   20170601   180
 6226001557   Single Family    Primary       Purchase           Rapid      79.40 6.375     536,000  20020701   20170601   180
 6228527310   Single Family   Secondary      Refinance     All Ready Home  24.11 7.000     434,000  20020601   20170501   180
 6229104663   Single Family    Primary   Cash-out Refinance     Rapid      40.19 6.750     422,000  20020601   20170501   180
 6236293053    Condominium     Primary       Refinance         Reduced     66.36 7.000     365,000  20020601   20170501   180
 6242379961        PUD         Primary       Refinance        Standard     52.63 6.750   1,000,000  20020701   20170601   180
 6245173445   Single Family    Primary       Purchase           Rapid      90.00 6.875     450,000  20020701   20170601   180
 6259371745    Condominium    Secondary      Purchase           Rapid      80.00 6.625     400,000  20020701   20170601   180
 6263528033        PUD         Primary       Refinance          Rapid      75.14 6.750     340,400  20020701   20170601   180
 6269295496       FALSE        Primary       Refinance        Standard     36.08 6.750     415,000  20020701   20170601   180
 6273312113   Single Family    Primary       Refinance         Reduced     71.45 6.500     418,000  20020701   20170601   180
 6274461869    Condominium     Primary       Refinance         Reduced     44.44 6.625     400,000  20020701   20170601   180
 6275039185        PUD         Primary       Refinance          Rapid      61.11 6.750     712,000  20020701   20170601   180
 6281935327        PUD         Primary       Refinance         Reduced     79.61 6.500     410,000  20020701   20170601   180
 6286237141   Single Family    Primary       Refinance          Rapid      65.00 6.500     975,000  20020701   20170601   180
 6292912679   Single Family    Primary   Cash-out Refinance     Rapid      80.00 6.625     380,000  20020601   20170501   180
 6310844599   Single Family    Primary       Refinance         Reduced     32.40 6.750     648,000  20020701   20170601   180
 6325600713   Single Family    Primary       Purchase         Standard     80.00 6.500     416,000  20020701   20170601   180
 6337221102   Single Family    Primary       Refinance         Reduced     50.58 6.750     344,000  20020701   20170601   180
 6338762526   Single Family    Primary       Refinance         Reduced     49.72 6.500     460,000  20020701   20170601   180
 6345100751   Single Family    Primary       Purchase          Reduced     64.28 6.500     315,000  20020601   20170501   180
 6357692513   Single Family    Primary       Refinance         Reduced     65.86 6.500     685,000  20020601   20170501   180
 6368143233   Single Family    Primary       Refinance         Reduced     58.21 6.625     553,000  20020601   20170501   180
 6376812589   Single Family    Primary       Refinance          Rapid      37.77 6.750     850,000  20020601   20170501   180
 6404119403   Single Family    Primary   Cash-out Refinance   Standard     49.04 6.500     460,000  20020701   20170601   180
 6405891463   Single Family    Primary       Purchase           Rapid      72.44 6.375     710,000  20020701   20170601   180
 6415075727   Single Family    Primary       Purchase           Rapid      38.41 6.750     749,000  20020601   20170501   180
 6420278878   Single Family    Primary   Cash-out Refinance     Rapid      55.55 6.250     500,000  20020701   20170601   180
 6428371212   Single Family    Primary       Purchase         Standard     68.15 6.375     535,000  20020701   20170601   180
 6436516295   Single Family    Primary       Refinance         Reduced     20.83 6.625     500,000  20020601   20170501   180
 6439286748   Single Family    Primary       Refinance         Reduced     38.84 6.500     505,000  20020701   20170601   180
 6453399039   Single Family    Primary       Refinance          Rapid      48.87 6.375     650,000  20020701   20170601   180
 6454299980   Single Family    Primary       Refinance         Reduced     27.26 6.500     368,100  20020701   20170601   180
 6456058285        PUD         Primary   Cash-out Refinance    Reduced     63.21 6.250     550,000  20020601   20170501   180
 6456799961   Single Family    Primary       Purchase         Standard     80.00 6.625     354,000  20020701   20170601   180
 6457221262   Single Family    Primary       Refinance        Standard     79.54 6.500     525,000  20020701   20170601   180
 6459643307   Single Family    Primary       Refinance          Rapid      65.06 6.375     813,300  20020701   20170601   180
 6465146964   Single Family    Primary       Refinance         Reduced     35.85 6.375     502,000  20020701   20170601   180
 6474328983        PUD         Primary       Refinance         Reduced     46.05 6.625     356,902  20020701   20170601   180
 6476025777   Single Family    Primary       Refinance     All Ready Home  77.50 6.500     310,000  20020601   20170501   180
 6499485784   Single Family    Primary       Refinance          Rapid      75.00 6.875     750,000  20020601   20170501   180
 6511298728        PUD         Primary       Refinance         Reduced     63.03 6.500     598,841  20020701   20170601   180
 6519316548   Single Family    Primary       Refinance     All Ready Home  39.10 6.875     645,250  20020701   20170601   180
 6520404309   Single Family    Primary       Refinance     All Ready Home  63.65 6.750     592,000  20020601   20170501   180
 6521532066   Single Family    Primary   Cash-out Refinance   Standard     30.76 6.500     800,000  20020701   20170601   180
 6527549304   Single Family    Primary       Refinance        Standard     72.84 6.750     386,100  20020701   20170601   180
 6527952078   Single Family    Primary       Purchase         Standard     80.00 6.500     407,200  20020601   20170501   180
 6530438891   Single Family    Primary       Refinance        Standard     31.70 6.625     325,000  20020701   20170601   180
 6552692110        PUD         Primary   Cash-out Refinance   Standard     43.33 6.625     650,000  20020601   20170501   180
 6556751045   Single Family    Primary       Refinance          Rapid      38.09 6.375     600,000  20020701   20170601   180
 6557715478   Single Family    Primary       Refinance          Rapid      31.25 6.375   1,000,000  20020701   20170601   180
 6559207045   Single Family    Primary       Refinance        Standard     61.66 6.625     371,200  20020701   20170601   180
 6565471759   Single Family   Secondary      Refinance        Standard     67.70 6.750     436,000  20020701   20170601   180
 6578902170        PUD         Primary   Cash-out Refinance     Rapid      54.05 6.625     500,000  20020701   20170601   180
 6582575723   Single Family    Primary       Refinance        Standard     63.48 6.750     501,500  20020201   20170101   180
 6587474682        PUD        Secondary  Cash-out Refinance     Rapid      28.07 6.500     365,000  20020701   20170601   180
 6593806356   Single Family    Primary       Purchase          Reduced     80.00 6.500     460,000  20020701   20170601   180
 6600227315   Single Family    Primary   Cash-out Refinance    Reduced     54.76 6.625     460,000  20020701   20170601   180
 6601236257   Single Family    Primary       Purchase           Rapid      79.15 6.875     410,000  20020601   20170501   180
 6602540210   Single Family    Primary       Refinance        Standard     79.78 6.375     375,000  20020701   20170601   180
 6610707058   Single Family    Primary   Cash-out Refinance     Rapid      21.66 6.625     650,000  20020601   20170501   180
 6629133353   Single Family    Primary       Purchase           Rapid      79.99 6.500     433,294  20020701   20170601   180
 6644707348   Single Family    Primary       Refinance     All Ready Home  38.16 6.750     324,400  20020701   20170601   180
 6644751783        PUD         Primary       Purchase          Reduced     80.00 6.500     439,032  20020701   20170601   180
 6660657252        PUD         Primary       Refinance          Rapid      41.25 6.500     495,000  20020701   20170601   180
 6663316609   Single Family    Primary   Cash-out Refinance   Standard     58.64 6.875     356,000  20020701   20170601   180
 6676507095   Single Family    Primary       Refinance     All Ready Home  39.14 6.500     387,500  20020601   20170501   180
 6684178863   Single Family    Primary       Refinance         Reduced     47.04 6.625     334,000  20020601   20170501   180
 6686892198        PUD         Primary       Refinance     All Ready Home  48.93 6.500     783,000  20020601   20170501   180
 6695452810        PUD         Primary       Refinance         Reduced     55.58 6.625     452,443  20020701   20170601   180
 6700398040        PUD         Primary       Refinance          Rapid      46.21 6.500     947,500  20020701   20170601   180
 6703936754   Single Family    Primary       Purchase           Rapid      80.00 6.500     500,000  20020701   20170601   180
 6708301939        PUD         Primary       Refinance         Reduced     70.31 6.625     334,000  20020701   20170601   180
 6711910973  High-Rise Condo  Secondary      Purchase          Reduced     69.56 6.875     525,000  20020701   20170601   180
 6711923950   Single Family    Primary       Refinance          Rapid      42.11 6.500     459,000  20020601   20170501   180
 6719279041   Single Family    Primary       Purchase           Rapid      75.00 7.000     975,000  20020601   20170501   180
 6734853499        PUD         Primary       Purchase           Rapid      49.65 6.625     725,000  20020601   20170501   180
 6739256334   Single Family   Secondary      Purchase          Reduced     75.00 7.250     434,250  20020701   20170601   180
 6748811897   Single Family    Primary       Refinance         Reduced     37.83 6.625     350,000  20020701   20170601   180
 6750840818        PUD         Primary       Refinance         Reduced     63.33 7.000     570,000  20020601   20170501   180
 6760452406  High-Rise Condo   Primary       Refinance          Rapid      79.52 6.625     402,400  20020701   20170601   180
 6763506216   Single Family    Primary       Refinance        Standard     74.66 6.625     330,000  20020601   20170501   180
 6766823543        PUD         Primary       Purchase          Reduced     51.47 6.375     350,000  20020601   20170501   180
 6775123448        PUD         Primary       Purchase         Standard     80.00 6.625     424,000  20020601   20170501   180
 6800873660   Single Family    Primary       Refinance     All Ready Home  57.20 6.750     337,500  20020601   20170501   180
 6804661830   Single Family    Primary       Refinance         Reduced     41.66 6.375     375,000  20020701   20170601   180
 6807943359   Single Family    Primary       Refinance         Reduced     80.00 6.625     496,000  20020701   20170601   180
 6811407813   Single Family    Primary       Refinance         Reduced     77.30 6.875     332,400  20020701   20170601   180
 6812415161   Single Family    Primary       Purchase          Reduced     75.00 6.500     750,000  20020701   20170601   180
 6814206980   Single Family    Primary       Refinance         Reduced     63.09 6.625     347,000  20020701   20170601   180
 6825315796   Single Family    Primary   Cash-out Refinance   Standard     27.79 6.500     360,000  20020601   20170501   180
 6828292695   Single Family    Primary       Refinance         Reduced     66.00 6.750     495,000  20020701   20140601   144
 6831060691        PUD         Primary       Purchase          Reduced     40.44 6.500     400,000  20020701   20170601   180
 6836895059   Single Family   Secondary      Refinance         Reduced     24.50 6.750     490,000  20020701   20170601   180
 6838244298   Single Family    Primary       Refinance         Reduced     63.37 6.500     526,000  20020701   20170601   180
 6850241958        PUD         Primary       Refinance          Rapid      72.00 6.875     352,800  20020701   20170601   180
 6886184156   Single Family    Primary   Cash-out Refinance     Rapid      71.73 6.750     500,000  20020601   20170501   180
 6886278479   Single Family    Primary       Refinance          Rapid      41.34 6.500     351,400  20020601   20170501   180
 6896236434   Single Family    Primary       Purchase          Reduced     80.00 6.750     348,000  20020701   20170601   180
 6903174081   Single Family    Primary       Refinance          Rapid      31.62 6.375     340,000  20020701   20170601   180
 6904660278   Single Family   Secondary  Cash-out Refinance    Reduced     37.23 6.750     350,000  20020601   20170501   180
 6915879149   Single Family    Primary       Refinance         Reduced     34.48 6.625     500,000  20020601   20170501   180
 6918212686   Single Family    Primary       Refinance         Reduced     44.96 6.625     375,000  20020601   20170501   180
 6923641150        PUD         Primary   Cash-out Refinance     Rapid      59.77 6.500     520,000  20020701   20170601   180
 6947856271   Single Family    Primary       Refinance         Reduced     56.44 6.500     508,000  20020601   20170501   180
 6955476848   Single Family    Primary       Purchase          Reduced     80.00 6.875     444,000  20020701   20170601   180
 6959487221        PUD         Primary       Refinance        Standard     63.22 6.625     490,000  20020701   20170601   180
 6959930097   Single Family    Primary       Refinance          Rapid      40.22 6.625     350,000  20020601   20170501   180
 6970040066   Single Family    Primary   Cash-out Refinance   Standard     53.82 6.375     632,500  20020601   20170501   180
 6974884709  High-Rise Condo  Secondary      Purchase           Rapid      80.00 6.750     417,600  20020701   20170601   180
 6984339702   Single Family    Primary       Refinance         Reduced     57.27 6.750     630,000  20020601   20170501   180
 6989078107   Single Family    Primary       Refinance         Reduced     39.78 6.375     368,000  20020701   20170601   180
 6990687177   Single Family    Primary       Purchase          Reduced     77.95 6.625     700,000  20020601   20170501   180
 7016004892        PUD         Primary       Refinance         Reduced     58.18 6.625     320,000  20020701   20170601   180
 7016017688   Single Family    Primary       Refinance        Standard     42.01 6.750     583,995  20020701   20170601   180

BANK OF AMERICA MORTGAGE
BOAMS 2002-6
GROUP 2:  15YR
MORTGAGE SCHEDULE (continued)

    LOAN       MONTHLY   CURRENT   REMAINING       SCHEDULED      APPRAISAL     SALES
   NUMBER        P&I    Due Date     Term           PB      FICO    Value       Price
----------------------------------------------------------------------------------------
 6004261761     6,409.3620020601      179         727,620.85793     1,050,000          -
 6006208281     6,478.4320020601      179         747,103.82728       937,000    937,000
 6007362343     5,380.2520020701      179         606,039.75694       950,000          -
 6021118556     2,778.6220020701      179         312,987.63672       395,000    392,500
 6023348037     4,529.7620020701      180         520,000.00763       858,000          -
 6023822627     5,309.4620020701      180         600,000.00774     1,000,000          -
 6024709963     5,082.9320020701      179         572,548.07750       720,000    718,000
 6032056605     2,808.8820020701      180         319,920.00792       402,000    399,900
 6038226681     2,836.1020020701      179         316,985.78763       745,000          -
 6051991864    11,228.0120020701      120      1,000,000.00 757     2,500,000          -
 6065719699     3,920.1820020701      132         369,000.00752       900,000          -
 6072957852     3,919.9920020701      180         450,000.00748       665,000    665,000
 6073432020     4,004.1720020701      180         467,000.00800     1,150,000          -
 6076035176     6,376.7620020601      179         712,719.59623       950,000          -
 6080905992     3,067.9820020701      179         342,902.85759       490,000          -
 6085401286     3,140.3520020601      179         359,312.36700       481,000          -
 6085412861     3,686.5320020701      180         423,200.00704       785,000          -
 6085700224     3,611.6220020701      180         414,600.00790       553,000    552,800
 6086302905     3,310.2120020701      180         380,000.00773       475,000    475,000
 6087060452     2,796.2620020701      180         321,000.00656       500,000          -
 6099982453     3,000.9920020701      180         350,000.00770       680,000          -
 6102757769     4,248.1120020701      180         495,450.00733       680,000    675,000
 6115545532     3,095.4220020701      180         349,800.00784       645,000          -
 6122950980     3,658.6620020701      180         420,000.00752       600,000    600,000
 6125041589     6,459.8420020601      179         727,646.41732     1,037,000  1,036,900
 6128845325     5,926.4620020701      180         675,000.00721     1,310,000          -
 6133174521     3,059.3320020701      180         351,200.00718       440,000    439,000
 6138259301     3,402.5120020701      180         400,000.00805       880,000    880,000
 6149084177     4,355.5420020701      180         500,000.00767     1,000,000          -
 6154788779     3,048.8820020601      179         348,846.95759       446,000          -
 6160050073     3,318.8220020701      180         378,000.00798       900,000          -
 6161500563     2,832.0620020701      179         323,871.01775       540,000          -
 6179804361     4,905.2020020701      180         550,000.00636     1,000,000          -
 6190135035     3,097.1920020701      179         348,871.56739       520,000          -
 6195129272     3,008.7020020701      179         338,903.80716       575,000          -
 6197167833     4,762.2420020701      179         540,632.26751       760,000    678,000
 6202703317     3,527.9920020601      179         403,665.76778       900,000          -
 6213514513     2,892.0820020701      180         332,000.00737       415,000    415,000
 6224454683     3,681.2320020701      180         416,000.00693       685,000          -
 6226001557     4,632.3920020701      180         536,000.00782       675,000    675,000
 6228527310     3,900.9220020601      179         432,630.75778     1,800,000          -
 6229104663     3,734.3220020601      179         420,639.43791     1,050,000          -
 6236293053     3,280.7320020701      179         363,848.44769       550,000          -
 6242379961     8,849.1020020701      180      1,000,000.00 668     1,900,000          -
 6245173445     4,013.3520020701      180         450,000.00719       500,000    500,000
 6259371745     3,511.9820020701      180         400,000.00773       500,000    500,000
 6263528033     3,012.2420020701      180         340,400.00767       453,000          -
 6269295496     3,672.3820020701      180         415,000.00710     1,150,000          -
 6273312113     3,641.2320020701      180         418,000.00784       585,000          -
 6274461869     3,511.9820020701      180         400,000.00770       900,000          -
 6275039185     6,300.5620020701      180         712,000.00705     1,165,000          -
 6281935327     3,571.5520020701      180         410,000.00720       515,000          -
 6286237141     8,493.3020020701      180         975,000.00732     1,500,000          -
 6292912679     3,336.3820020701      179         378,761.54777       475,000          -
 6310844599     5,734.2220020701      180         648,000.00782     2,000,000          -
 6325600713     3,623.8120020701      180         416,000.00779       530,000    520,000
 6337221102     3,044.0920020701      180         344,000.00749       680,000          -
 6338762526     4,007.1020020701      180         460,000.00728       925,000          -
 6345100751     2,743.9920020601      179         313,962.26758       490,000    514,405
 6357692513     5,967.0920020601      179         682,743.33763     1,040,000          -
 6368143233     4,855.3120020601      179         551,197.71802       950,000          -
 6376812589     7,521.7420020601      179         847,259.51761     2,250,000          -
 6404119403     4,007.1020020701      180         460,000.00624       938,000          -
 6405891463     6,136.1820020701      180         710,000.00791       980,000    980,000
 6415075727     6,627.9820020601      179         746,585.15778     1,950,000  1,950,000
 6420278878     4,287.1220020701      180         500,000.00724       900,000          -
 6428371212     4,623.7420020701      180         535,000.00674       785,000    785,000
 6436516295     4,389.9720020601      179         498,370.45752     2,400,000          -
 6439286748     4,399.1020020701      180         505,000.00778     1,300,000          -
 6453399039     5,617.6320020701      180         650,000.00786     1,330,000          -
 6454299980     3,206.5520020701      180         368,100.00797     1,350,000          -
 6456058285     4,715.8320020601      179         548,148.75787       870,000          -
 6456799961     3,108.1020020701      180         354,000.00719       445,000    442,500
 6457221262     4,573.3220020701      180         525,000.00655       660,000          -
 6459643307     7,028.9520020701      180         813,300.00754     1,250,000          -
 6465146964     4,338.5420020701      180         502,000.00778     1,400,000          -
 6474328983     3,133.5820020701      180         356,902.00761       775,000          -
 6476025777     2,700.4420020601      179         308,978.73663       400,000          -
 6499485784     6,688.9120020601      179         747,607.97758     1,000,000          -
 6511298728     5,216.5520020701      180         598,841.00781       950,000          -
 6519316548     5,754.6920020701      180         645,250.00695     1,650,000          -
 6520404309     5,238.6720020701      179         590,091.33757       930,000          -
 6521532066     6,968.8620020701      180         800,000.00723     2,600,000          -
 6527549304     3,416.6420020701      180         386,100.00761       530,000          -
 6527952078     3,547.1520020701      179         405,858.52774       510,000    509,000
 6530438891     2,853.4820020701      180         325,000.00676     1,025,000          -
 6552692110     5,706.9620020601      179         647,881.58771     1,500,000          -
 6556751045     5,185.5120020701      180         600,000.00777     1,575,000          -
 6557715478     8,642.5120020701      180      1,000,000.00 740     3,200,000          -
 6559207045     3,259.1220020701      180         371,200.00681       602,000          -
 6565471759     3,858.2120020701      180         436,000.00731       644,000          -
 6578902170     4,389.9720020701      180         500,000.00774       925,000          -
 6582575723     4,437.8320020701      175         493,217.95699       790,000          -
 6587474682     3,179.5520020701      180         365,000.00727     1,300,000          -
 6593806356     4,007.1020020701      180         460,000.00703       650,000    575,000
 6600227315     4,038.7820020701      180         460,000.00752       840,000          -
 6601236257     3,656.6120020601      179         408,692.35777       518,000    518,000
 6602540210     3,240.9420020701      180         375,000.00687       470,000          -
 6610707058     5,706.9620020601      179         647,881.58791     3,000,000          -
 6629133353     3,774.4620020701      180         433,294.00794       545,000    541,618
 6644707348     2,870.6520020701      180         323,502.97688       850,000          -
 6644751783     3,824.4520020701      180         439,032.00742       550,000    548,790
 6660657252     4,311.9920020701      180         495,000.00718     1,200,000          -
 6663316609     3,175.0120020701      180         356,000.00730       607,000          -
 6676507095     3,375.5520020601      179         386,223.41762       990,000          -
 6684178863     2,932.5020020601      179         332,911.46771       710,000          -
 6686892198     6,820.7820020601      179         780,420.47779     1,600,000          -
 6695452810     3,972.4320020701      180         452,443.00776       814,000          -
 6700398040     8,253.7520020701      180         947,500.00753     2,050,000          -
 6703936754     4,355.5420020701      180         500,000.00745       630,000    625,000
 6708301939     2,932.5020020701      180         334,000.00702       475,000          -
 6711910973     4,682.2420020701      180         525,000.00756       765,000    754,660
 6711923950     3,998.3920020601      179         457,487.86767     1,090,000          -
 6719279041     8,763.5820020601      179         971,923.92761     1,300,000  1,300,000
 6734853499     6,365.4620020601      179         722,637.14755     1,460,000  1,545,000
 6739256334     3,964.1120020701      180         434,250.00774       579,000    579,000
 6748811897     3,072.9820020701      180         350,000.00755       925,000          -
 6750840818     5,123.3320020601      179         568,201.67680       900,000          -
 6760452406     3,533.0520020701      180         399,924.70766       506,000          -
 6763506216     2,897.3820020601      179         328,924.50694       442,000          -
 6766823543     3,024.8820020601      179         348,834.50805       680,000    680,000
 6775123448     3,722.7020020601      179         422,618.13715       540,000    530,000
 6800873660     2,986.5720020601      179         336,411.87680       590,000          -
 6804661830     3,240.9420020701      180         373,855.89788       900,000          -
 6807943359     4,354.8520020701      180         496,000.00732       620,000          -
 6811407813     2,964.5320020701      180         332,400.00798       430,000          -
 6812415161     6,533.3120020701      180         750,000.00796     1,100,000  1,000,000
 6814206980     3,046.6420020701      180         347,000.00748       550,000          -
 6825315796     3,135.9920020601      179         358,814.01797     1,295,000          -
 6828292695     5,024.7620020701      144         495,000.00716       750,000          -
 6831060691     3,484.4320020701      180         400,000.00788       989,000    989,000
 6836895059     4,336.0620020701      180         490,000.00701     2,000,000          -
 6838244298     4,582.0320020701      180         526,000.00755       830,000          -
 6850241958     3,146.4720020701      180         352,800.00737       490,000          -
 6886184156     4,424.5520020601      179         498,387.95750       697,000          -
 6886278479     3,061.0820020701      179         350,242.34774       850,000          -
 6896236434     3,079.4920020701      180         348,000.00714       443,000    435,000
 6903174081     2,938.4620020701      180         340,000.00708     1,075,000          -
 6904660278     3,097.1920020701      179         348,871.56772       940,000          -
 6915879149     4,389.9720020601      179         498,370.45710     1,450,000          -
 6918212686     3,292.4820020601      179         373,777.83767       834,000          -
 6923641150     4,529.7620020701      180         520,000.00752       870,000          -
 6947856271     4,425.2320020601      179         506,326.44724       900,000          -
 6955476848     3,959.8420020701      180         444,000.00705       565,000    555,000
 6959487221     4,302.1720020701      180         490,000.00675       775,000          -
 6959930097     3,072.9820020601      179         348,859.31791       870,000          -
 6970040066     5,466.3920020601      179         620,989.95749     1,175,000          -
 6974884709     3,695.3920020701      180         417,600.00655       562,200    522,000
 6984339702     5,574.9320020601      179         627,968.82751     1,100,000          -
 6989078107     3,180.4520020701      180         368,000.00732       925,000          -
 6990687177     6,145.9620020601      179         697,718.62765       900,000    898,000
 7016004892     2,809.5920020701      180         320,000.00760       550,000          -
 7016017688     5,167.8320020701      180         583,995.00684     1,390,000          -
                                  LOAN COUNT:                                        153
                                  SCHEDULED PB AS OF 6/1/02:             $ 75,044,798.55
                                  W/A INTEREST RATE:                               6.60%
                                  W/A REMAINING TERM:                                178

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]

To:     The Bank of New York
        5 Penn Plaza - 16th Floor
        New York, New York  10001
        Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated June 25, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one)
-------------------------------

____    1._____Mortgage Paid in Full

____    2._____Foreclosure

____    3._____Substitution

____    4._____Other Liquidation

____    5.     Nonliquidation                       Reason: ___________________

                            By:
                                ----------------------------------------------
                                   (authorized signer of Bank of America
                                   Mortgage Securities, Inc.)


                            Issuer:
                                   -------------------------------------------
                            Address:
                                    ------------------------------------------


                            Date:
                                 ---------------------------------------------

Custodian

The Bank of New York

Please acknowledge the execution of the above request by your signature and date below:

----------------------------------  ---------------
Signature      Date

Documents returned to Custodian:


----------------------------------- ----------------
Custodian      Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                     [Date]

      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated June 25, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                                     [---------------],

                                    By:
                                         ---------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                            ------------------------------------

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York  10001

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-6, Class ___, having an initial aggregate Certificate Balance as of June 25, 2002 of $-----------

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated June 25, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                            Very truly yours,

                                            ------------------------------------
                                            (Transferor)

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York  10001

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-6, Class ___, having an initial aggregate Certificate Balance as of June 25, 2002 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated June 25, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                            Very truly yours,

                                            ------------------------------------
                                            (Transferor)

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                               ---------------------------------
                                                          (Nominee)

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                                         ANNEX 1 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

--------
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

        ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

        ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

        ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

        ___ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

        ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

        ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

        ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

        ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

        ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

          ____    ____       Will the Transferee be purchasing the Transferred
          Yes     No         Certificates only for the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                            ------------------------------------
                                            Print Name of Transferee

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------
                                            Date:
                                                 -------------------------------

                                                         ANNEX 2 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

        ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

        ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

        ____    ____      Will the Transferee be purchasing the Transferred
        Yes     No        Certificates only for the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                            ------------------------------------
                                            Print Name of Transferee or Adviser

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            IF AN ADVISER:

                                            ------------------------------------
                                            Print Name of Transferee

                                            By:
                                               ---------------------------------
                                            Date:
                                                 -------------------------------

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York  10001

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-6, Class ___, having an initial aggregate Certificate Principal Balance as of June 25, 2002 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated June 25, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                            Very truly yours,

                                            ------------------------------------
                                            (Transferee)

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------
                                            Date:
                                                 -------------------------------

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    --------------------------------------------
                                    (Nominee)

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York  10001

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-6, Class ___, having an initial aggregate Certificate Principal Balance as of June 25, 2002 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated June 25, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

      Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                            Very truly yours,

                                            ------------------------------------
                                            (Transferee)

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------
                                            Date:
                                                 -------------------------------

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02
                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2002-6

STATE OF                   )
                           )  ss:
COUNTY OF                  )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class 1-A-R or Class 1-A-LR Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated June 25, 2002, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Certificate or cause the Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

      9. The Transferee's taxpayer identification number is
________________________.

      10. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      11. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Certificate as such taxes become due.

      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                      * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.


                                            Print Name of Transferee

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

      Personally appeared before me the above-named
______________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of _______________________,
____







                                                              NOTARY PUBLIC

                                            My Commission expires the ____ day
                                            of
                                               --------------, ----

                                    EXHIBIT J

                     CONTENTS OF THE SERVICER MORTGAGE FILE

1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6.    Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K

                       FORM OF SPECIAL SERVICING AGREEMENT

      This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor").

                              PRELIMINARY STATEMENT

      _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

      The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

      In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01. Defined Terms.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

      Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

      Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

      Loss Mitigation Advisor: ______________.

      Purchaser: _______________________, or the holder of record of the Class B Certificates.

      Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

      Section 1.02. Definitions Incorporated by Reference.

      All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

      Section 2.01. Reports and Notices.

      (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

      (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii), (a)(iii) or
(a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

      (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

      (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

      Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

      (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

      (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

      (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

      (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

      Section 2.03. Termination.

      (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

      (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

      (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

      Section 3.01. Amendment.

      This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

      Section 3.02. Counterparts.

      This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 3.03. Governing Law.

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 3.04. Notices.

      All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

      (a) in the case of the Servicer,

               Bank of America, N.A.
               201 North Tryon Street
               Charlotte, North Carolina  28255
               Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

      (b) in the case of the Loss Mitigation Advisor,


                      -----------------------



      (c) in the case of the Purchaser:

                      -----------------------


      Section 3.05. Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 3.06. Successors and Assigns.

      (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

      (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

      Section 3.07. Article and Section Headings.

      The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 3.08. Confidentiality.

      The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

      The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

      Section 3.09. Independent Contractor.

      In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

      IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                                   Bank of America, N.A.

                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                                   Loss Mitigation Advisor

                                                   ------------------------

                                                   By:
                                                      --------------------------
                                                   Name:
                                                   Title:

                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.

                                               Purchaser

                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                    EXHIBIT L

                           LIST OF RECORDATION STATES

                                     Florida
                                    Maryland